UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

Thomas E. Line, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Small Cap Fund	Research Opportunities Fund
Small-Mid Cap Fund	Financial Long-Short Fund
Mid Cap Fund	Short Duration Total Return Fund
Large Cap Fund	Core Bond Fund
Select Fund	Corporate Credit Fund
Long-Short Fund	High Yield Fund

This material must be preceded or accompanied by a current prospectus.
Not FDIC Insured. May Lose Value. No Bank Guarantee.

Table of Contents

Letter to Shareholders	1
Mission Statement, Pledge, and Fundamental Principles	4

Management Discussion of Fund Performance
Diamond Hill Small Cap Fund	8
Diamond Hill Small-Mid Cap Fund	11
Diamond Hill Mid Cap Fund	14
Diamond Hill Large Cap Fund	17
Diamond Hill Select Fund	20
Diamond Hill Long-Short Fund	23
Diamond Hill Research Opportunities Fund	25
Diamond Hill Financial Long-Short Fund	28
Diamond Hill Short Duration Total Return Fund	31
Diamond Hill Core Bond Fund	33
Diamond Hill Corporate Credit Fund	36
Diamond Hill High Yield Fund	39

Financial Statements
Schedules of Investments	42
Statements of Assets & Liabilities	88
Statements of Operations	91
Statements of Changes in Net Assets	94
Financial Highlights	106
Notes to Financial Statements	130
Report of Independent Registered Accounting Firm	146
Other Items	147
Schedule of Shareholder Expenses	151
Management of the Trust	154

Cautionary Statement: At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Investors should consider the investment objectives, risks, charges, and expenses of the Diamond Hill Funds carefully before investing. The prospectus or summary prospectus contain this and other important information about the Fund(s) and are available at diamond-hill.com or by calling 888.226.5595. Please read the prospectus or summary prospectus carefully before investing. The Diamond Hill Funds are distributed by BHIL Distributors, LLC (Member FINRA). Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds. 2016 was an interesting year, to say the least, with market volatility driven by uncertainty around interest rates, the U.K. Brexit vote, and a U.S. presidential election, among other factors.

Additionally, the ongoing rhetoric around active versus passive management continued in 2016. While market conditions over the past six years have made it difficult for many managers to outperform passive alternatives, we continue to expect, based on historical experience, that the cycle will turn in favor of active management. Dispersion between individual stock returns is increasing, which provides more opportunities for active managers to add value through security selection. We continue to believe that Diamond Hill strategies will outperform over a full market cycle, supported by a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach, and alignment with our clients’ interests.

As of December 31, 2016, the since-inception returns for nearly all of our Funds exceeded their respective benchmark returns. Our Mid Cap, Short Duration Total Return, Core Bond, and High Yield Funds have less than a five-year track record and as always, we remain focused on five-year periods to evaluate our results.

2016 Financial Markets

Following three volatile quarters, U.S. equity markets rallied in the fourth quarter with all major indices posting well-above-average results for the year. As has been widely reported, the markets had a dramatic reaction to political events in the U.S. and abroad throughout 2016, but especially so in the fourth quarter. Financials and cyclical sectors including telecommunications, industrials, energy, and materials experienced the biggest gains post-election. These stocks became more fairly valued compared to historical standards, and valuation spreads tightened across sectors.

We also saw significant deviation between value and core benchmarks due to sector allocation post-election. The sectors mentioned above – financials, industrials, energy, and materials – make up over 50% of the Russell 1000 Value Index, compared to just 35% of the core Russell 1000 Index. Sector allocation had a larger impact on our portfolio results in the fourth quarter than what we typically see.

For the full-year 2016, the biggest gains were in the more cyclical sectors with the health care sector generally providing negative returns. Despite signs of improvement mid-year, health care has been negatively impacted by speculation about the future of the Affordable Care Act and continued rhetoric around drug pricing.

The financials sector was buoyed by the prospects of higher interest rates, lower taxes, less regulation, and a stronger economy under the new administration. We would expect financial stocks to continue to benefit more than other sectors should we see further interest rate increases and a stronger dollar, since banks are significant beneficiaries of higher rates and typically have less international exposure. However, these fundamental tailwinds may be partially offset by higher valuations.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 1

Letter to Shareholders

Credit markets were also deeply impacted by the events of 2016 including the U.S. election, and none more so than the U.S. Treasury market. The 10-year Treasury yield increased from 1.88% to 2.07% on the day following the election, which represents the largest single-day move since October 2011.

In the high yield market, cratering commodities prices and fears about illiquidity, among other issues, priced the market for a high likelihood of recession early in the year. When commodities prices stabilized and liquidity conditions improved, the high yield market began a sharp and sustained recovery. For the last half of the year, defaults fell to levels well below projections made earlier in the year.

Outlook

Although the U.S. economy appears to be healing at a steady pace, we continue to expect positive but below average equity market returns over the next five years. Our conclusion is primarily based on the combination of above-average price/earnings (P/E) multiples applied to already-high corporate profit margins, which likely tempers prospective returns. Stock valuations remain historically high in part because of the current low interest rate environment. As interest rates begin to normalize and if corporate earnings growth accelerates, P/E ratios may start to decline.

While the December 2016 Fed Funds rate increase indicates policymakers’ confidence in the recovery of U.S. labor markets and an expectation of slowly rising inflation, we expect the Federal Reserve to take a cautious near-term approach towards normalizing monetary policy. Lower household debt levels combined with very low interest rates have allowed consumer debt-service burdens to improve to very low levels by historical standards. Clearly, this remains very much tied to low interest/mortgage rates and any sharp increase in those rates is likely to present a headwind for growth.

Central banks across the world remain extraordinarily accommodative in an attempt to provide a backdrop for increased economic growth. Europe, which has been an economic laggard over the past few years, has witnessed increasing levels of activity in recent periods. Global growth may continue to be impacted by the outcome of the U.S. presidential election, as well as uncertainty created by the Brexit process and other events.

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As always, our focus is on valuations, which we believe are the key determinant of long-term returns. We focus on companies with good franchises and the ability to take share, selling at reasonable valuations. Our equity and fixed income investment philosophy and processes continue to be focused on individual company and security analysis. Our intrinsic value investment philosophy is shared by all of our portfolio managers and research analysts, allowing us to apply our investment discipline consistently across strategies.

Thank you for your continued support.

Diamond Hill Capital Management, Inc.

Chris Welch, CFA Co-Chief Investment Officer	Austin Hawley, CFA Co-Chief Investment Officer

Bill Zox, CFA Chief Investment Officer – Fixed Income

The views expressed are those of the portfolio managers as of December 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Russell 1000 Index is an unmanaged market capitalization-weighted index comprised of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 1000 Value Index is an unmanaged index comprised of those Russell 1,000 companies with lower price/book ratios and lower forecasted growth values. These indexes do not incur fees and expenses (which would lower the return) and are not available for direct investment.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 3

Our Mission

At Diamond Hill, we serve our clients by providing investment strategies that deliver lasting value through a shared commitment to our intrinsic value-based investment philosophy, long-term perspective, disciplined approach and alignment with our clients’ interests.

VALUE

We believe market price and intrinsic value are independent in the short-term but tend to converge over time.

LONG-TERM

We maintain a long-term focus both in investment analysis and management of our business.

DISCIPLINE

We invest with discipline to increase potential return and protect capital.

PARTNERSHIP

We align our interests with those of our clients through significant personal investment in our strategies.

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Fundamental Principles

The Importance of Valuation

We believe that a company’s intrinsic value is independent of its stock price and that intrinsic value can be reasonably estimated using a discounted cash flow methodology. Our entire investment team shares the same investment philosophy, which drives our investment process.

We focus on the fundamentals of intrinsic value, which are far less volatile than market price, and our actions are ultimately dictated by the price to intrinsic value relationship.

There is no guarantee that a discount to intrinsic value will be achieved or that market price and/or intrinsic value will increase over time.

[1]	The inverse is true for short position

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Fundamental Principles

Equity Investment Principles

Valuation

●	We believe that every share of stock has an intrinsic value that is independent of its current market price, and at any point in time, the market price may be higher or lower than intrinsic value.

●

Over short periods of time, the market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

●	Over sufficiently long periods of time, five years or longer, the market price tends to converge with intrinsic value.

Intrinsic Value Estimate

●	We believe that we can determine a reasonable approximation of intrinsic value if we are confident in projecting the future cash flows of a business and use an appropriate discount rate.

Suitable Investments

●	We only invest when the market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

●

We concentrate our investments in businesses whose per share intrinsic value is likely to increase. We invest in businesses that possess a competitive advantage, conservative balance sheet, and outstanding managers and employees. For short positions, the inverse is often true, and a growing intrinsic value is a detriment to the performance of the position.

Risk & Return

●

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the increase in per share intrinsic value. For short positions, an increasing intrinsic value may shorten the holding period.

●

We define risk as the permanent loss of capital rather than price volatility. We manage risk by investing in companies selling at a discount (premium for short positions) to our estimate of intrinsic value.

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Fundamental Principles

Fixed Income Investment Principles

Business Analysis

●	We believe we can leverage our research team’s industry analysis of the fundamental economic drivers of the business to identify attractive corporate bonds and other senior corporate securities.

●

We evaluate the quality of a firm’s management and their treatment of bondholders and stockholders. We believe managements that focus on growth, without regard to return on invested capital or long-term cost of capital, are more likely to destroy value for bondholders and stockholders. In contrast, managements that understand the competitive dynamics of their business and prudent capital allocation often produce value for both bondholders and stockholders.

Valuation

●	We focus on the intrinsic value of the business in relation to the amount of debt in the capital structure. We also evaluate the sources and uses of cash for the business.

●

The liquidity and expected volatility of a corporate bond are also important factors in valuation. Because of our long-term time horizon, we will invest in less liquid or more volatile securities; however, we require a higher yield as compensation.

Suitable Investments

●	We generally invest in corporate bonds of companies with improving competitive positions and return on invested capital.

●

Our core competency is the evaluation of credit risk. We typically favor lower duration, shorter maturity corporate bonds. We focus almost entirely on the secondary market for corporate bonds rather than the primary (new issue) market. We primarily invest in investment grade and below-investment grade (high yield) corporate bonds, including a significant allocation to defensive high yield corporate bonds (due to low duration and higher credit quality).

Risk & Return

●	We define risk as the permanent loss of capital. We seek to avoid a permanent loss of capital and to earn a sufficient return on capital to grow our purchasing power.

●

We expect to achieve our return objective by investing in corporate bonds when we believe the market price discounts a greater risk of default or a greater loss upon default than is warranted. An additional source of return exists when the market price provides attractive compensation for short-term illiquidity or volatility, both of which are of less concern to a long-term investor.

●	We focus on credit risk, interest rate risk, liquidity risk, call risk, reinvestment risk, and other risks when evaluating corporate bonds.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 7

Diamond Hill Small Cap Fund

2016 Portfolio Commentary

In 2016, the Diamond Hill Small Cap Fund returned 14.45% (Class I), trailing the Russell 2000 Index return of 21.31% by 680 basis points. Relative to the Index, Fund performance experienced large swings during the year. When equity markets were down early in the year, the Fund led the index by as much as 7.5 percentage points. During the third quarter, the Fund fell behind the Index, then recovered the relative ground in October and early November, only to fall meaningfully behind again post-election.

What spurred the equity market, and especially small cap stocks? Leading reasons were the prospects for lower corporate tax rates and a lighter regulatory burden, combined with rhetoric about dramatically increasing government spending on infrastructure. This overwhelmed what might otherwise have been viewed as the negative potential inflation implications of protectionist trade policies and increasing budget deficits, and the rise in the 10-year Treasury yield from 1.88% pre-election to 2.45% at year-end.

Relative to historic averages, small cap stocks currently trade at fairly expensive valuations. For the year ending December 31, 2016, the factsheet for the Russell 2000 Index lists the price-to-earnings (P/E) ratio, excluding those companies with negative earnings, at just below 29X. Other services that attempt to adjust to an operating earnings number by excluding charges seen as non-recurring in nature would place the multiple in the low 20s. Research (such as that published by Robert Shiller, among others) has shown that when the beginning P/E multiple reaches these levels, subsequent five and 10-year returns tend to be very subdued.

In a rough attribution of the year’s performance, there were four areas that contributed to the underperformance:

1.	An average cash balance in the high teens as a percentage of net assets.

2.	A relative lack of exposure to the strong materials and information technology sectors.

3.	In health care, poor security selection only partially offset the Fund’s fairly low exposure to this weak sector.

4.

Four stocks comprising about 11% of the portfolio at year-end had fundamentals we believed to be performing in line with our internal expectations, yet were not recognized by the stock market in 2016. These included Avis Budget Group, Inc. (+1%), DST Systems, Inc. (-5%), Carter’s, Inc. (-2%), and Live Nation Entertainment, Inc. (+8%).

Partially offsetting these factors were the following:

1.	Fairly strong security selection in consumer discretionary stocks including Aaron’s, Inc., Vail Resorts, Inc., and Tenneco, Inc.

2.	Strong security selection in energy and utilities, albeit two sectors that were fairly low weights in both the Fund and the Index.

3.	Announced acquisitions of Fund holdings Endurance Specialty Holdings Ltd. and Universal American Corp.

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Diamond Hill Small Cap Fund

Avis Budget is now the largest holding in the Fund. Avis Budget generates approximately $8.7 billion in revenue (about 70% North America and 30% international) from a fleet of approximately 550,000 cars worldwide. Despite pricing in the industry being lackluster for the past two years, the company has reported adjusted free cash flow of greater than $450 million for five consecutive years. In recent quarters, about 80% of this free cash flow has been used to repurchase shares, and the company will have reduced the share count in 2016 by more than 10% compared to year-end 2015. The company has set a goal to increase EBITDA margins to 13-15% (from just under 10% currently) in the next five years, which may be aggressive, but suggests that revenues and free cash flow are not in a stage of gradual or rapid descent. Thus, Avis Budget trades at the highest free cash flow yield in the portfolio. One potential explanation for the lack of a more positive stock market showing for Avis Budget in 2016 relates to the struggles of competitor Hertz, which has now replaced its CEO twice in the past four years. In November, Hertz substantially reduced earnings guidance to reflect lower assumed residual values for certain types of cars. Our current view is that this is a poor assumption on the part of Hertz, rather than a negative for Avis Budget, and would seem to make it less likely that Hertz would impede industry pricing action meant to offset any rise in fleet costs, either from lower residual values or higher upfront prices from the original equipment manufacturers (OEMs).

Health care was the most costly sector to Fund performance in 2016. Early in the year, Alere, Inc. agreed to be acquired by Abbott Laboratories at a substantial premium, but over the course of the year, doubts about this transaction’s completion led to small marginal gain. Other health care stocks including BioScrip, Inc., LifePoint Health, Inc., Integer Holdings Corp. (formerly known as Greatbatch, Inc.), and Natus Medical, Inc. also were negative for the year. However, Concordia International Corp., sold in October at a substantial loss, was the biggest individual detractor. Concordia’s U.S. business deteriorated meaningfully in 2016, and some major risks built up for its international business. Having made a large acquisition of U.K.-based Amdipharm Mercury Ltd. in autumn of 2015, the decline of the British pound after Brexit also contributed to the company’s troubles. Clearly, we expect to have better results from this sector and avoiding mistakes is a large factor in achieving those results.

Through the 16-year history of the Diamond Hill Small Cap Fund, the Fund has generated an annualized return of 11.02% (Class I), above the Russell 2000 Index return of 8.10%, by following an intrinsic value approach to investing. During 2016, the Fund fell well short of its objectives in terms of adding relative performance value. To achieve the Fund’s long-term goals, it will be incumbent on me as portfolio manager to both avoid mistakes like Concordia in the future and to maintain Diamond Hill’s long-term temperament, staying with stocks like Avis Budget Group, if in fact our analysis proves correct.

Thank you for your continued support.

Tom Schindler, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 9

Diamond Hill Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/29/2000	14.10%	4.74%	12.62%	6.62%	1.31%
Class C Shares	2/20/2001	13.25	3.96	11.78	5.83	2.06
Class I Shares	4/29/2005	14.45	5.03	12.93	6.96	1.01
Class Y Shares	12/30/2011	14.57	5.17	13.08	6.84	0.91
BENCHMARK
Russell 2000 Index		21.31	6.74	14.46	7.07	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/29/2000	8.38	2.97	11.48	6.08	1.31
Class C Shares	2/20/2001	12.25	3.96	11.78	5.83	2.06
* **
Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.
The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class I(A) and the Russell 2000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

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Diamond Hill Small-Mid Cap Fund

2016 Portfolio Commentary

The Diamond Hill Small-Mid Cap Fund gained 18.18% (Class I) in 2016 compared to a 17.59% increase in the benchmark Russell 2500 Index. For the five-year period ended December 31, 2016, the Fund’s return was 16.08% annually while the Russell 2500 Index returned 14.54% over the same period. In the 11 years since inception, the Fund’s annual return of 9.54% outpaced the 8.43% benchmark return. The 2016 results were driven by favorable stock selection in the information technology and health care sectors, partially offset by a high single digit average cash weight which hurt returns in such a strong up year in the stock market. Three acquisitions also boosted portfolio results, as Linear Technology Corporation, Endurance Specialty Holdings Limited, and Universal American Corp. each announced they will be acquired at meaningful premiums.

At Diamond Hill, we focus on earning favorable long-term returns for our clients while minimizing the risk of permanent loss of capital. We’ve discussed in past letters investments that have generated returns that are a multiple of our initial purchase price, such as Boston Scientific and B&G Foods, Inc. It’s also worth noting that by limiting the frequency and magnitude of large losses, we have the opportunity to deliver market-beating returns with less need to first dig out of a deep hole.

One example of a situation where company fundamentals have been disappointing, but yet we’ve nevertheless avoided a loss on our investment, is our largest holding, Willis Towers Watson PLC. We first bought the stock in May 2013, and it has been our largest holding in the portfolio since the end of that year. Our investment thesis was that the company could achieve mid-single digit revenue growth and through cost cuts could improve its profit margins to levels closer to its peers, Marsh & McLennan Companies, Inc. and AON PLC. Over the period we’ve owned the stock, organic revenue growth has been closer to the low-single digit range and cost cuts have mostly been reinvested rather than increasing profit margins. While fundamental disappointments have caused the stock to underperform both the Russell 2500 Index and the Russell 2500 Financial Services Index since our purchase, we have still earned approximately 5% annually on our investment (versus approximately 10% and 13%, respectively, for the mentioned indexes).

Having our largest investment position underperform our benchmark and its sector has been a disappointment. However, we are pleased that while the mistake has had an opportunity cost, we have avoided an actual loss of money. This is an important aspect of our investment decision-making process, and our ability to have only modest losses or underperformance on many of our mistakes has allowed the big winners such as Boston Scientific and B&G Foods to tilt the scales of relative performance in our favor. We trimmed our position in Willis Towers Watson in the fourth quarter, but we continue to own a sizable weight in the stock because at the current valuation, we believe there remains very low risk of permanent loss of client capital.

We bought fewer new positions for the portfolio than in a typical year. However, we feel very positive about some of the purchases we made. SVB Financial Group is a very high-quality bank with a unique franchise lending to technology companies. We bought SVB in February when there were sharp concerns about technology company valuations and overall economic growth. As those concerns abated and eventually interest rates began to rise, the stock doubled from our

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Diamond Hill Small-Mid Cap Fund

initial purchase price by year-end. Red Rock Resorts, Inc. is the leading local gaming company in Las Vegas. It has a loyalty program that includes nearly half of local residents as members, and those members visit Red Rock properties approximately 6-7 times per month. This creates favorable conditions for growing future profits and investment returns.

I’d like to once again highlight our excellent team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. They do outstanding work in pursuit of identifying long-term investment opportunities on your behalf.

The stock market rallied sharply following the election in anticipation of accelerated economic growth and increased company profits. There remains significant uncertainty regarding what outcomes may occur across a variety of policy issues including trade, taxes, and health care. In such environments of uncertainty, we look to valuation as our guide. In late 2008 and early 2009, stock valuations were unusually attractive, particularly for stocks with exposure to the economic cycle, and we invested aggressively to take advantage of the many opportunities. Today, stock market valuations are at historically high levels. As such, we have emphasized investing in companies where we believe there is low risk of permanent loss of investor capital. By limiting the frequency and magnitude of losses, we increase the odds that we will have enough successful investments to outperform both the benchmark and peers.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA Portfolio Manager

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Diamond Hill Small-Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	17.81%	8.44%	15.76%	9.12%	1.25%
Class C Shares	12/30/2005	16.98	7.63	14.91	8.32	2.00
Class I Shares	12/30/2005	18.18	8.73	16.08	9.47	0.95
Class Y Shares	12/30/2011	18.29	8.88	16.23	9.34	0.85
BENCHMARK
Russell 2500 Index		17.59	6.93	14.54	7.69	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	11.94	6.60	14.57	8.56	1.25
Class C Shares	12/30/2005	15.98	7.63	14.91	8.32	2.00
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class I(A) and the Russell 2500 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 13

Diamond Hill Mid Cap Fund

2016 Portfolio Commentary

The Diamond Hill Mid Cap Fund gained 18.56% (Class I) in 2016 compared to a 13.80% increase in the benchmark Russell Midcap Index. For the three-year period since inception, the Fund’s return was 8.83% annually while the Russell Midcap Index returned 7.92% over the same period. The 2016 results were driven by favorable stock selection in the industrials sector and an overweight in financials sector stocks, partially offset by unfavorable stock selection in the materials sector and a high-single digit average cash weight, which hurt returns in such a strong up year in the stock market. Two acquisitions also boosted portfolio results, as Linear Technology Corporation and Endurance Specialty Holdings Limited announced they will be acquired at meaningful premiums.

At Diamond Hill, we focus on earning favorable long-term returns for our clients while minimizing the risk of permanent loss of capital. We’ve discussed in past letters investments that have generated returns that are a multiple of our initial purchase price, such as Post Holdings, Inc. It’s also worth noting that by limiting the frequency and magnitude of large losses, we have the opportunity to deliver market-beating returns with less need to first dig out of a deep hole.

One example of a situation where company fundamentals have been disappointing, but yet we’ve nevertheless avoided a loss on our investment, is our largest holding, Willis Towers Watson PLC. We bought the stock three years ago at the portfolio’s inception and it has been our largest holding over that period. Our investment thesis was that the company could achieve mid-single digit revenue growth and through cost cuts could improve its profit margins to levels closer to its peers, Marsh & McLennan Companies, Inc. and AON PLC. During the time we’ve owned the stock, organic revenue growth has been closer to the low-single digit range and cost cuts have mostly been reinvested rather than increasing profit margins. While fundamental disappointments have caused the stock to underperform both the Russell Mid Cap Index and the Russell Mid Cap Financial Services Index since our purchase, we have still earned approximately 3% annually on our investment (versus approximately 8% and 11%, respectively, for the mentioned indexes).

Having our largest investment position underperform our benchmark and its sector has been a disappointment. However, we are pleased that while the mistake has had an opportunity cost, we have avoided an actual loss of money. This is an important aspect of our investment decision-making process, and our ability to have only modest losses or underperformance on many of our mistakes has allowed the big winners such as Post Holdings to tilt the scales of relative performance in our favor. We trimmed our position in Willis Towers Watson in the fourth quarter, but we continue to own a sizable weight in the stock because at the current valuation, we believe there remains very low risk of permanent loss of client capital.

While it has been somewhat difficult to find attractive new opportunities, we feel very positive about some of the purchases we made this year. SVB Financial Group is a very high-quality bank with a unique franchise lending to technology companies. We bought SVB in June when there were sharp concerns about declining interest rates, which negatively impact the company’s net interest margin. As those concerns abated and eventually interest rates began to rise, the stock doubled from our initial purchase price by year-end. Red Rock Resorts, Inc. is the leading local

14 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

gaming company in Las Vegas. It has a loyalty program that includes nearly half of local residents as members, and those members visit Red Rock properties approximately 6-7 times per month. This creates favorable conditions for growing future profits and investment returns.

I’d like to once again highlight our excellent team of analysts and research associates who work hard to generate ideas and deliver strong returns to clients. They do outstanding work in pursuit of identifying long-term investment opportunities on your behalf.

The stock market rallied sharply following the election in anticipation of accelerated economic growth and increased company profits. There remains significant uncertainty regarding what outcomes may occur across a variety of policy issues including trade, taxes, and health care. In such environments of uncertainty, we look to valuation as our guide. Today, stock market valuations are at historically high levels. As such, we have emphasized investing in companies where we believe there is low risk of permanent loss of investor capital. By limiting the frequency and magnitude of losses, we increase the odds that we will have enough successful investments to outperform both the benchmark and peers.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Chris Welch, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 15

Diamond Hill Mid Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Since Inception (12/31/13)	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2013	18.29%	8.52%	1.10%
Class I Shares	12/31/2013	18.56	8.83	0.80
Class Y Shares	12/31/2013	18.76	8.96	0.70
BENCHMARK
Russell Midcap Index		13.80	7.92	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/31/2013	12.42	6.67	1.10
* **	Reflects the expense ratio as reported in the Prospectus dated February 28, 2017. The maximum sales charge for Class A shares on purchases is 5.00%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Mid Cap Fund Class I(A) and the Russell Midcap Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell Midcap Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the 800 smallest companies in the Russell 1000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

16 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

2016 Portfolio Commentary

The Diamond Hill Large Cap Fund returned 14.63% (Class I) in 2016 compared to 12.05% for the Russell 1000 Index. This year was characterized by a difficult first half as falling commodity prices and interest rates caused investors to be concerned regarding the ramifications of a slow economy and deflation. This fear seemed to peak with the Brexit vote in the United Kingdom in late June, which led to a strengthening dollar and a further step down in interest rates. However, the continued growth of the U.S. economy, combined with signs of improved growth outside the U.S., caused investor optimism to improve and interest rates to return to the levels of early 2016. This all occurred within the backdrop of the surprising election of Donald Trump as president and the market’s positive reaction to the potential of increased economic growth.

The financials sector provided the greatest positive contribution to the Fund’s performance in 2016, despite the difficulties experienced in the beginning of the year caused by falling interest rates. Fortunately, we used that weakness to add to our portfolio holdings, resulting in our financials sector weighting becoming quite large. The subsequent rally in the second half of the year from very low valuation levels helped drive the performance of the Fund. This demonstrates the importance of the Diamond Hill valuation discipline. We added to those holdings during periods of short-term stress because our assessment of long-term fundamentals indicated the valuations were very attractive. Morgan Stanley and J.P. Morgan were examples of two positions which contributed strongly to the 2016 performance. The total return for Morgan Stanley in 2016 was 36.06% while J.P. Morgan returned 34.57%. These strong returns were driven by attractive valuations which went unappreciated in the market due to short-term concerns surrounding the macroeconomic environment. It is these types of concerns which often provide us the best opportunities.

Some of our most successful investments in 2016 were in the controversial energy sector. Cimarex Energy Co. returned 52.6% for the year, which was the largest gain in any one security. EOG Resources Inc. returned 44.0%. These returns greatly exceeded the return for the market as well as the energy sector, but our significant underweighting in energy meant our energy sector performance lagged the Index. We continue to maintain an underweight position in this sector as high valuations and secular pressure on pricing means there are limited long-term opportunities in the sector.

The information technology sector was the second biggest contributor to performance. Our holding in Linear Technology Corporation returned 41.0% as due its acquisition by a large semiconductor company. Vantiv Inc. (Class A) was the other strong technology holding, returning 25.7% as strong growth continued for this leading payments processing company.

The consumer discretionary sector was the most disappointing in 2016. We have a large exposure to this sector but performance within the sector was mixed. Several of our media holdings performed well, but companies exposed to the slowdown in the retailing sector detracted from performance. Hanesbrands, Inc. was down 19.0% on excess inventories in the retail supply chain and disappointing sales. The story was very similar with V.F. Corporation which was down 12.10% in 2016. V.F. Corporation owns several attractive apparel brands that retail vendors are eager to feature in their department stores. However, the slowdown in department store sales has directly

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 17

Diamond Hill Large Cap Fund

impacted the company. The company remains a holding in the portfolio as its brands remain dominant. However, the company will need to improve revenue growth in order to achieve its profit objectives.

There were also disappointing holdings in the consumer staples sector. Kimberly Clark has been a holding in the Fund for a considerable period of time and has performed quite well. However, increasing competition in 2016 caused the company to miss profitability targets and the stock was down 7.7% for the year. Coty was also a disappointment. This is a new holding and still a relatively small weighting, but the stock declined 24.7% due to disappointing revenue growth.

Several new names besides Coty Inc. were added to the portfolio in 2016, including Aetna Inc., Thermo Fisher Scientific Inc., Axalta Coatings Systems Ltd., and Ford Motor Company. So far their performance is mixed. Far more important to the performance of the portfolio were the additions to several of our current financial services holdings during the selloffs in the first quarter of the year. Taking advantage of the market’s overreaction to short-term concerns was important in helping the portfolio outperform the benchmark in 2016.

2016 was a gratifying year for investors after a difficult 2015. The recovery from the market lows of 2009 continues and the market achieved several record highs in 2016. As we enter 2017, there are many uncertainties surrounding a new presidential administration and the effect on investments. In my 34 years of investment experience, I have been through a variety of macroeconomic and political changes. Through it all I have found maintaining an intrinsic value discipline with a long-term perspective is the best way to successfully deal with the related uncertainty. I will continue to apply this discipline in the year ahead.

As always, I am grateful for the opportunity provided to me by the shareholders of the Diamond Hill Large Cap Fund. Thank you for your continued support.

Chuck Bath, CFA Portfolio Manager

18 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Large Cap Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/29/2001	14.26%	7.66%	13.82%	6.82%	0.99%
Class C Shares	9/25/2001	13.40	6.86	12.98	6.02	1.74
Class I Shares	1/31/2005	14.63	7.97	14.13	7.16	0.69
Class Y Shares	12/30/2011	14.74	8.09	14.29	7.04	0.59
BENCHMARK
Russell 1000 Index		12.05	8.59	14.69	7.08	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/29/2001	8.54	5.84	12.65	6.27	0.99
Class C Shares	9/25/2001	12.40	6.86	12.98	6.02	1.74
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class I(A) and the Russell 1000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 19

Diamond Hill Select Fund

2016 Portfolio Commentary

The Diamond Hill Select Fund increased 9.62% (Class I) in 2016 compared to our benchmark, the Russell 3000 Index, which increased 12.74%.

Our 2015 letter to shareholders described the year as a “tale of two halves”. That depiction is apt once again as we review 2016. During the first six months of the year, the Fund declined by nearly 7%, lagging the Russell 3000 by more than 10%. Poor relative results were driven by unusually large sector allocation effects, with overweight sectors such as financials and consumer discretionary underperforming, and underweight sectors such as utilities and consumer staples outperforming, as well as a large negative contribution from our position in Valeant (more on that below). In the second half of 2016, the Fund increased by over 17%, outpacing the Russell 3000 by nearly 10%. Strong results in the final six months of the year were attributable to a reversal in sector performance, with cyclicals outperforming more stable sectors, and excellent security selection within the industrials sector. Five of our industrials holdings (United Continental, Colfax, Hub Group, Deere, and Parker-Hannifin) ended the year up more than 30%.

We are long-term investors and measure our results in years, not months. However, the volatility in results over shorter time periods serves as a good reminder that the Select Fund is a more concentrated strategy, investing in approximately 30 holdings (1% of the benchmark universe) across a wide range of market capitalizations. Our portfolio looks very different from the Index, and we expect results that are different from the Index. Over short time periods, it is difficult to predict whether performance variances will be positive or negative, but over the long term, we believe our philosophy and process give us an edge over passive alternatives and peers.

A year ago, we discussed five holdings whose poor stock performance derailed an otherwise good year for our portfolio. Today, three of those companies — Nationstar, Colfax, and Twenty-First Century Fox — are held in the Fund. The other two companies — Franklin Resources and Valeant — were sold during the year as fundamentals continually fell short of our expectations. During 2016, Nationstar and Colfax were two of the top three performers in the Fund, both up over 30%. Nationstar continued to grow its mortgage servicing portfolio, improve margins, and thoughtfully deployed its excess capital, repurchasing 10% of shares outstanding at a large discount to book value and retiring portions of its outstanding debt. Industrial manufacturer Colfax also took advantage of its depressed stock price to repurchase shares at a steep discount to our estimate of intrinsic value early in 2016, and new management exercised discipline in managing costs through a challenging market environment. Media conglomerate Twenty-First Century Fox reported good fundamental results including robust organic growth, but its stock price languished as uncertainty about evolving content distribution relationships in the industry weighed on valuation multiples.

Our appraisals of value for Franklin Resources and Valeant now appear to have been overly optimistic, even after reducing our estimates during 2015. Asset manager Franklin Resources is a conservatively managed business with a large net cash position on its balance sheet and attractive free cash flow generation. We purchased a position knowing that the near-term outlook for flows was poor, given sub-par results in some key products, but we believed there was a large margin of safety in the valuation and expected assets under management to stabilize. That thesis

20 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Select Fund

was challenged by worse-than-anticipated outflows, at least partly due to increasing pressure from passive alternatives. While Franklin continued to look cheap compared to earnings, especially considering its large net cash position, we became concerned that the business would not recover over a 2- to 3-year horizon. We chose to sell Franklin and redeploy funds into more attractive ideas.

Valeant, a specialty pharmaceutical company, also had shortfalls in its core businesses that were larger than we expected. Reputational damage, key employee turnover, and pressure from supply chain partners all weighed on operations during the year, and led to impairments of the company’s earnings capacity. The resulting decline in Valeant’s business value was magnified by substantial financial leverage, which produced a dramatic reduction in equity value. Throughout our ownership of Valeant shares, we had taken comfort in the company’s strong cash generation and our calculation that the company could comfortably meet debt obligations for the foreseeable future without any asset sales or access to the capital markets. By the second half of 2016, however, the cumulative reduction in earnings power raised concerns about liquidity over coming years. We determined that further impairments of shareholder capital were increasingly likely and exited our position at a large loss.

We have now been managing the Select Fund for a little over four years. We have had some significant successes, and more recently, some notable failures. On balance, our successes have outweighed the failures, but the margin has not been as decisive as we would have liked. As significant owners and fiduciaries, we hope to grow that margin over the coming years.

Thank you for your support.

Austin Hawley, CFA Portfolio Manager	Rick Snowdon, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 21

Diamond Hill Select Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2005	9.37%	6.26%	13.97%	6.93%	1.19%
Class C Shares	12/30/2005	8.51	5.43	13.12	6.12	1.94
Class I Shares	12/30/2005	9.62	6.54	14.25	7.25	0.89
Class Y Shares	12/30/2011	9.72	6.65	14.41	7.13	0.79
BENCHMARK
Russell 3000 Index		12.74	8.43	14.67	7.07	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2005	3.91	4.47	12.81	6.38	1.19
Class C Shares	12/30/2005	7.51	5.43	13.12	6.12	1.94
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Select Fund Class I(A) and the Russell 3000 Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

22 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund

2016 Portfolio Commentary

The Diamond Hill Long-Short Fund returned 10.55% (Class I) in 2016 compared to 12.05% for the long-only Russell 1000 Index and a 7.32% return for the blended benchmark (60% Russell 1000 Index/40% Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index). While the portfolio lagged the long-only Russell 1000 Index, we were pleased that the Fund was ahead of the blended benchmark, which takes into account the portfolio’s general 60% net long bias. As we have communicated in the past, we strive to outperform the blended benchmark in all market environments. During 2016, the long side of the portfolio outperformed meaningfully, while the short portfolio was up more than the benchmark as three short positions had negative contributions approximating the overall amount of the underperformance.

During 2016, the bias for the portfolio was to remain roughly in line with our blended benchmark, maintaining net long exposure between 52% and 64% during most of the year. At year-end, the net long exposure was again very close to 54%.

Market leadership was a reversal of last year, with the more cyclical sectors — financials, industrials, materials, and energy — providing the biggest positive contribution to return in the long portfolio. Within the financials sector, Popular, Citigroup, and Capital One were the largest contributors; United Airlines, Cimarex, and Parker-Hannifin also contributed to return.

The short portfolio detracted from results in 2016 as three of our largest positions — Best Buy, Boeing, and Cincinnati Financial — appreciated considerably for the year. Importantly, in each case we have maintained our positions, as we believe these companies remain subject to disappointing fundamentals in the foreseeable future. In the case of Best Buy, our view is that the strong secular trend of the increasing importance of online shopping is problematic for traditional bricks-and-mortar retailers. Boeing, which benefited for years as a virtual duopoly with Airbus, now is facing growing competition from newer entrants such as Brazil’s Embraer and China’s COMAC. As a regional property casualty company, we believe Cincinnati Financial will be at a pricing disadvantage to the larger, national companies.

Finally, we continue to believe the five-year outlook for domestic equities includes total returns at the low end of historical ranges, and as always, we are focused on long time horizons and buying good (or better) businesses at average (or better) prices. Our exposures and net positioning will, at any given point in time, be dictated by the sum of the individual opportunities we are finding in the market. We are grateful for your continued support and appreciate the opportunity to continue to earn your trust in 2017.

Chris Bingaman, CFA Portfolio Manager	Ric Dillon, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 23

Diamond Hill Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	6/30/2000	10.26%	5.15%	9.16%	3.99%	2.08%
Class C Shares	2/13/2001	9.45	4.37	8.35	3.21	2.83
Class I Shares	1/31/2005	10.55	5.44	9.45	4.31	1.78
Class Y Shares	12/30/2011	10.69	5.58	9.61	4.20	1.68
BENCHMARK
Russell 1000 Index		12.05	8.59	14.69	7.08	—
60% Russell 1000 Index/40% BofA Merrill Lynch U.S. T-Bill 0-3 Mo. Index		7.32	5.26	8.77	4.81	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	6/30/2000	4.75	3.37	8.05	3.45	2.08
Class C Shares	2/13/2001	8.45	4.37	8.35	3.21	2.83
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class I(A), the Russell 1000 Index and the Blended Index (60% Russell 1000 Index and 40% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index)

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The Blended Index represents a 60% weighting of the Russell 1000 Index as described above and a 40% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

24 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

2016 Portfolio Commentary

The Diamond Hill Research Opportunities Fund increased 9.89% (Class I) during 2016 compared to a 12.74% increase in our primary benchmark, the long-only Russell 3000 Index. At Diamond Hill, we have a long-term investment horizon and therefore evaluate our performance over rolling five-year periods. At the end of 2016, our five-year annualized return was 10.73% versus 14.67% for the Russell 3000 Index.

While the absolute returns of the Fund were adequate, we are disappointed with our relative results. In addition to negative contributions from the short portfolio, our willingness to take more concentrated positions was a drag on performance as some of our largest weights underperformed. We continue to believe our disciplined approach to capital allocation will deliver satisfactory absolute and relative results over most rolling five-year periods.

We thought it might be helpful to current and prospective Fund investors if we added a secondary blended benchmark that was more closely aligned with the historical net exposure of the Fund. This secondary benchmark was added in February 2016 and is a combination of 75% Russell 3000 Index and 25% Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index, in line with the Fund’s average net exposure of 76% over the trailing five years. Over the past one-year and five-year periods ended December 31, 2016, the blended benchmark returned 9.60% and 10.96%, respectively.

During 2016, the long portfolio contributed to the Fund’s return with an average long exposure of 108%, while the positions in the short portfolio detracted from the Fund’s return with an average short exposure of (28%). Beginning in the fourth quarter of 2015 and into 2016, as certain areas of the market sold off, the Fund utilized more of its gross exposure flexibility to increase positions in our higher conviction ideas. The average gross exposure for 2016 was 136%, versus 113% in 2015, while the average net exposure for both years was essentially equal at around 79%.

The largest positive contributors to performance in 2016 were long investments in Hub Group, United Continental Holdings, CommScope, and Nationstar Mortgage Holdings.

After selling off in the fourth quarter of 2015, freight transportation management company Hub Group, Inc. rebounded after reporting encouraging fundamental results and improving margins. The company also announced a stock repurchase authorization early in the year that represented 10% of the company’s market value at the time.

Shares of United Continental rallied throughout the second half of the year as the company announced further changes to its management team. The new executives are well-respected in the industry, particularly in the areas of revenue management and capital allocation. Revenue trends continued to improve through the fourth quarter and a company-hosted investor day increased investor confidence in management’s plan to improve margins.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 25

Diamond Hill Research Opportunities Fund

CommScope’s share price appreciated strongly in 2016 as the firm exceeded cost savings targets associated with a large acquisition, reduced debt, and benefited from healthy demand for the firm’s fiber optics cabling products. We had increased our position size in the first quarter, as general stock price weakness of smaller cyclical companies allowed us to purchase the shares at a significant discount to our estimate of intrinsic value.

We benefited from our long-term perspective with Nationstar Mortgage Holdings, which we wrote about last year as a large detractor. The shares declined meaningfully in the first six weeks of the year, then rebounded as the company continued to focus on improving core operations while taking advantage of opportunities to repurchase stock and debt at attractive prices and increase the mix of the less-capital-intensive sub-servicing business.

The strong contribution from our investments in industrials, information technology, and financials was offset by especially poor performance from a handful of our health care investments. Pharmaceutical holdings in Valeant, Endo, and Concordia all detracted from performance as each company’s business deteriorated and industry-wide concerns over drug pricing grew. For each of the three companies, the combination of weaker fundamentals and drug pricing concerns, along with high levels of financial leverage, meaningfully eroded the intrinsic value of their businesses. In Valeant’s case, the company was also secretively using a specialty pharmacy called Philidor to maximize the use of, and reimbursement for, its products. Some aspects of Philidor’s operations were very aggressive, bringing increased regulatory, legal, and payer scrutiny on Valeant. Home infusion services provider BioScrip, Inc. underperformed after reporting weak fundamental results, with the company failing to execute on efforts by the previous CEO and COO to reduce expenses. New CEO Dan Greenleaf has taken corrective actions which we believe will help turn around company fundamentals.

Shares of Best Buy were a notable detractor on the short side as current company fundamentals have been better than we expected. Results have been boosted by continued disciplined cost management and share repurchases. We remain confident in our short thesis and believe structural headwinds exist, in addition to weak traffic trends and lack of pricing power.

As of December 31, 2016, the Fund held 72 long and 35 short positions, with the top ten positions representing 40% of net assets.

We want to thank shareholders for their support and look forward to working together in the years ahead.

Diamond Hill Research Analysts

26 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Since Inception*	Expense Ratio**
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/30/2011	9.64%	3.56%	10.44%	13.21%	2.03%
Class C Shares	12/30/2011	8.76	2.78	9.63	12.37	2.78
Class I Shares	12/30/2011	9.89	3.82	10.73	13.51	1.73
Class Y Shares	12/30/2011	10.05	3.96	10.88	13.66	1.63
BENCHMARK
Russell 3000 Index		12.74	8.43	14.67	16.96	—
75% Russell 3000 Index/25% BofA Merrill Lynch U.S. T-Bill 0-3 Mo. Index		9.60	6.41	10.96	12.71	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/30/2011	4.14	1.81	9.32	12.46	2.03
Class C Shares	12/30/2011	7.76	2.78	9.63	12.37	2.78
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class I(A), the Russell 3000 Index and the Blended Index (75% Russell 3000 Index and 25% BofA Merrill Lynch U.S. T-Bill 0-3 Mo. Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Blended Index represents a 75% weighting of the Russell 3000 Index and a 25% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index is comprised of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. These indexes are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

*

The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L. P. (the “Research Partnership”), a private fund managed with full investment authority by the Fund’s Adviser for periods prior to the fund’s inception date. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund for the period prior to December 30, 2011. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 27

Diamond Hill Financial Long-Short Fund

2016 Portfolio Commentary

The Russell 3000 Index ended 2016 with a solid return of 12.74%, with the majority of that return coming in the post-election rally in November and December. After several years of underperforming the broader market, financial services companies outperformed and financials was the second best performing sector for the year. The Diamond Hill Financial Long-Short Fund outperformed its sector benchmark, generating a return of 19.10% (Class I) in 2016, driven primarily by strong returns from some of our larger holdings.

The Russell 3000 Financials Index, the Fund’s primary benchmark, returned 17.96% in 2016. The Fund’s secondary blended benchmark, 80% Russell 3000 Financials Index/20% Bank of America Merrill Lynch U.S. T-Bill 0-3 Month Index, which we introduced in 2016, returned 14.42%. For the trailing five-year period, the Fund generated an annualized return of 16.56% annually versus 18.18% for the long-only benchmark and 14.48% for the blended secondary benchmark. Over the last five years, the Fund has averaged 79.2% net exposure.

2016 wrapped up as one of the more unusual years in recent memory for the financials sector. It began with the sector trading down meaningfully through the first six weeks of the year as investors feared a turning of the credit cycle. This was followed by a rally into the Brexit vote in June, which caused another downdraft in the sector. After two quarters of underperformance, the sector modestly outperformed the broader market in the third quarter. We also saw the separation of real estate investment trusts (REITs) from the broader financials sector classification within the Global Industry Classification Standard (GICS®). This created the 11th sector and the first new GICS sector since the classifications were created in 1999. The year wrapped up with a strong rally following the U.S. presidential election that took the sector from the worst performing sector year-to-date at 9/30 to the second best at year-end and well ahead of the broader market.

The intra-sector performance was equally unusual, best evidenced by the performance of banks versus REITs. At the end of July, banks were underperforming REITs by about 26% year-to-date, as represented by the S&P Composite 1500 Banks versus MSCI US REIT Index. As the enthusiasm surrounding the sector separation waned and interest rates bounced off their July lows, REITs began to lag banks which ended the year outperforming REITs by about 14% (a 40% relative performance reversal). Regional banks finished the year as the strongest performers in the sector while REITs and asset managers were the laggards.

Two of our large positions, Popular and Nationstar Mortgage Holdings, were the largest positive contributors for the year. We wrote about both investments in detail last year, as they were both main contributors to fund underperformance in 2015. In both cases, we were able to benefit from our long-term perspective. Popular rallied as the fiscal situation in Puerto Rico stabilized following Congressional action and improving sentiment toward the banks post-election. Nationstar continued to focus on improving core operations while taking advantage of opportunities to repurchase stock and debt at attractive prices and increase the mix of less-capital-intensive sub-servicing in their servicing business.

28 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund

Elsewhere in the portfolio, we had positive results from long-time holdings such as Morgan Stanley, Capital One Financial, and JPMorgan Chase. The portfolio also benefited from relatively newer holdings in SVB Financial, Discover Financial, and Loews Corp.

The largest drags on performance in the portfolio were in the short book. As the sector’s rising tide post-election generally lifted all boats, we took the opportunity to increase the size of our short exposure. We ended the year with around 18% short exposure, the highest level for the Fund post-crisis.

As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time, not simply as a “hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions.

After facing headwinds of declining interest rates, ever-increasing regulation, and below-normal economic growth, we’re cautiously optimistic that some of these headwinds are shifting to tailwinds and will improve the revenue environment for the sector in the coming years.

We would like to thank our shareholders for your continued support of the Fund.

Chris Bingaman, CFA Portfolio Manager	Austin Hawley, CFA Portfolio Manager

John Loesch, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 29

Diamond Hill Financial Long-Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	8/1/1997	18.74%	6.98%	16.25%	2.03%	1.93%
Class C Shares	6/3/1999	17.77	6.18	15.36	1.24	2.68
Class I Shares	12/31/2006	19.10	7.27	16.56	2.37	1.63
BENCHMARK
Russell 3000 Financials Index		17.96	10.65	18.18	1.41	—
80% Russell 3000 Index/20% BofA Merrill Lynch U.S. T-Bill 0-3 Mo. Index		14.42	8.60	14.48	1.69	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	8/1/1997	12.81	5.18	15.07	1.50	1.93
Class C Shares	6/3/1999	16.77	6.18	15.36	1.24	2.68
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 5.00% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class I(A), Russell 3000 Financials Index and the Blended Index (80% Russell 3000 Financials Index and 20% BofA Merrill Lynch U.S. T-Bill 0-3 Mo. Index).

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Financials Index (“Index”). The Index consists of Russell 3000 companies involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments and real estate, including REITS. The Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Blended Index represents a 80% weighting of the Russell 3000 Financials Index and a 20% weighting of the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index is comprised of U.S. dollar denominated U.S. Treasury Bills with a term to maturity of less than 3 months. These indexes are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

30 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund

2016 Portfolio Commentary

We launched the Short Duration Total Return Fund in July 2016 to offer investors an alternative fixed income vehicle that we believe is attractive in the current environment, over the next five years and beyond. Correctly forecasting interest rate movements is a daunting task given monetary and fiscal policy uncertainties, and we don’t pretend to have a crystal ball to guide us. Rather, we turn to the marketplace in order to exploit inefficiencies in the pricing of individual securities. In this low rate environment, we thought a fund that had a better yield than 30-year Treasury bonds with a duration similar to two- or three-year Treasury notes would be attractive to investors looking to earn something more on their fixed income investments. Also, for investors who are concerned that interest rates are headed higher, the Fund’s shorter duration should offer a cushion relative to longer duration fixed income funds. The Fund serves as part of an investor’s main fixed income allocation.

In our experience, we have found the structured product market to be less transparent and less efficient than the corporate bond market, resulting in more and better risk/reward opportunities. Additionally, there has been a sea change in the structured product market following the financial crisis. Changing regulation and lending standards, coupled with the ongoing evolution of financial technology, have given rise to many new lending platforms serving American consumers’ financial needs. These platforms offer mortgage, student, auto, and debt consolidation loans from both online and traditional bricks-and-mortar providers. We’ve also witnessed the introduction of new markets like energy efficient home improvement financing. Being active, long-time investors in this space, we are excited to see how the future of lending evolves in the coming years.

We launched the Fund on July 5, 2016, coinciding with the two-year Treasury note’s lowest closing interest rate of the year at 0.55%. The Fund faced a big test shortly after its inception as subsequent economic and geopolitical events elevated market volatility and the two-year Treasury note yield finished the year at 1.19%. We are pleased that we not only weathered the storm but added value along the way, generating a positive return. The Fund finished the year with a since-inception return of 1.26% (Class I), exceeding the Bloomberg Barclays U.S. 1-3 Year Government/Credit Index return of -0.45% by 171 basis points over the same period.

The Fund’s early results substantiated our philosophy and process. While we did not predict the dramatic move in interest rates, we remained steadfast in our belief that building a fund with a significant yield advantage over its benchmark while closely monitoring risk would generate value for our clients. As we head into 2017 with a new administration in the White House, the Eurozone facing political and economic challenges, China’s economic uncertainty, and other known and unknown factors, the fixed income market’s path is far from clear. There are a lot of things that could happen in 2017, and one of them will: the focus of the Fund will remain the same and we will stay committed to our philosophy and process.

Thank you for your continued support of the Fund.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 31

Diamond Hill Short Duration Total Return Fund

TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	1.19%	0.84%
Class I Shares	7/5/2016	1.26	0.54
Class Y Shares	7/5/2016	1.29	0.44
BENCHMARK
Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index		-0.45	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	-1.08	0.84
* **	Reflects the expense ratio as reported in the Prospectus dated February 28, 2017. The maximum sales charge for Class A shares on purchases is 2.25%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Diamond Hill Short Duration Total Return Fund Class I(A) and Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index. The Bloomberg Barclays U.S. 1-3 Yr. Government/Credit Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

32 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund

2016 Portfolio Commentary

The Diamond Hill Core Bond Fund was launched on July 5, 2016, three days before U.S. interest rates, as measured by the U.S. Treasury 10-year note, reached a generational low of 1.36%. While this was not the best timing, we do not focus on timing the market. While market timing has the potential to be highly rewarding, we view it as a high risk strategy. While a core bond style in today’s environment may seem anachronistic, we feel it continues to deserve a place in an investor’s long-term portfolio allocation as a source of income, diversification, and quality. These characteristics are particularly vital in an investment climate subject to uncertainty and heightened periods of volatility. We endeavor to add value relative to the Fund’s benchmark incrementally over long periods using a time-tested philosophy and process that has endured many different market environments. We focus on a bottom-up security selection process that emphasizes diversification with a preference for quality. Historically, we have favored agency mortgage-backed securities, especially collateralized mortgage obligations (CMOs), which offer better quality and convexity over the plain vanilla mortgages that the index holds. CMOs are structured in such a way as to reduce volatility and interest rate sensitivity relative to the mortgages represented in the index. We don’t “cheat” down the credit scale or employ exotic derivative strategies to provide incremental returns. Transparency is an incredibly important aspect of the manager/client relationship. We strive to provide our clients with a clear understanding of how their money is being managed and what steps we take to implement our strategy. The Core Bond Fund is managed utilizing cash bonds and we avoid the usage of derivatives and leverage, as we believe this can create a certain level of opaqueness that can be unacceptable to clients.

At Diamond Hill, a bottom-up, research-driven philosophy and more than 30 dedicated industry specialists provide our portfolio management team with a unique advantage. The research team’s deep understanding of their respective industries provide us with the insight and confidence to make sound investment decisions. We are firm believers in building a broadly diversified portfolio as the best approach to risk management, so that no single security could negatively impact the Fund in a meaningful way. We strive to get seven out of 10 small decisions right rather than focusing on large single transactions to drive performance. It’s our belief that a core bond portfolio should serve as an anchor in asset allocation and consistently remain the more conservative part of an asset allocation.

The Fund was launched during a volatile time in the marketplace, and despite the uncertainty, we were able to deliver strong risk-adjusted and relative returns to our clients. The Fund generated a -2.14% (Class I) total return from its inception through year-end 2016, which compared favorably to the -3.21% for the Bloomberg Barclays U.S. Aggregate Index. Despite the absolute negative performance of the Fund, we are pleased with how the Fund has performed on a relative basis.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 33

Diamond Hill Core Bond Fund

A commitment to our intrinsic value philosophy and our bottom-up security selection process has allowed us to accomplish our most important goal: delivering strong returns relative to the Fund’s benchmark. As we head into an uncertain 2017, our focus will remain on protecting client assets on the downside and remaining true to our performance goals and investment style.

Thank you for your continued support of the Fund.

Henry Song, CFA Portfolio Manager	Mark Jackson, CFA Portfolio Manager

34 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund

TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	7/5/2016	-2.28%	0.79%
Class I Shares	7/5/2016	-2.14	0.49
Class Y Shares	7/5/2016	-2.11	0.39
BENCHMARK
Bloomberg Barclays U.S. Aggregate Index		-3.21	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	7/5/2016	-5.68	0.79
* **	Reflects the expense ratio as reported in the Prospectus dated February 28, 2017. The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Diamond Hill Core Bond Fund Class I(A) and Bloomberg Barclays U.S. Aggregate Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Bloomberg Barclays U.S. Aggregate Index (“Index”). The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 35

Diamond Hill Corporate Credit Fund

2016 Portfolio Commentary

The Diamond Hill Corporate Credit Fund generated a 12.21% (Class I) total return in 2016 compared to 7.97% for the Bank of America Merrill Lynch U.S. Corporate & High Yield Index. For the five years ended December 31, 2016, the Fund generated an average annual total return of 6.16% per year compared to 4.84% for the Corporate & High Yield Index.

Unlike most corporate bond funds, the Fund is not managed against any index. Instead, the Fund is managed against absolute objectives of (1) inflation plus 3% and (2) 7% nominal, both measured over rolling five-year periods. Our goal is to achieve these objectives while minimizing the risk of downside volatility over longer time periods. Although the Fund’s investable universe (and the Corporate & High Yield Index) includes both investment grade and high yield corporate bonds, since early 2010 the Fund has been largely focused on the high yield portion of the market to achieve these objectives. Over 80% of the Fund was in high yield corporate bonds at the end of 2016.

Notwithstanding the large allocation to high yield bonds, the Fund has been able to generate a yield and total return within the range of our objectives with, in our judgment, substantially less risk than that of a typical high yield fund. When the high yield market is overvalued, we want to be defensive and hold up much better than the market. When the market is attractive, as it was coming into 2016, we want to capture our fair share of the upside without chasing the market as the valuation becomes more stretched. In that light, we are pleased with our upside capture in 2016 even though the Bank of America Merrill Lynch U.S. High Yield Index generated a 17.49% total return for the year.

Position sizing is an important part of our investment process. As a bond becomes more undervalued and as our confidence in our analysis grows, we will often increase our position size. When evaluating our performance, our objective would be that a very high percentage of our largest positions are positive contributors while our negative contributors are small positions. Valeant (VPI Escrow) 6.375% due October 15, 2020, the largest detractor to the Fund’s performance during 2016, was disappointing because it was a poor performer and a reasonably large position size on average throughout the year. Much like the energy industry from the middle of 2014 through early 2016, health care has been under intense pressure since August 2015 when the presidential candidates began to draw attention to price increases in the pharmaceutical industry. When an industry is under a cloud of that magnitude, investors frequently fail to immediately distinguish between strong and weak players and they may be unwilling to hold positions until the cloud dissipates. As with energy, our approach is to sharpen our pencils and re-test the thesis for each of our health care positions as the prices and forward outlook change. In the case of Valeant, our thesis was predicated on free cash flow generation and the value of the core lines of business. Our confidence in each has declined so we have reduced the position size materially. In such a strong market, we did have 28 positions that contributed more to portfolio performance than Valeant detracted so the impact was contained.

36 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund

We believe that our unique and durable competitive advantages — we don’t manage against a benchmark, the deep and talented Diamond Hill research team, the flexibility to be nimble in the secondary market and selective in the new issue market, concentration in our best ideas, and patient shareholders who share our long-term time horizon — have allowed us to generate a yield and total return in the range of our objectives without undue risk.

Growing after-tax cash flows and lower defaults should be constructive for high yield issuers but that is largely reflected in valuations. Still, we believe there are some compelling opportunities in which we have meaningful positions. Elsewhere, we are getting more defensive. The great thing about corporate bonds is that it only takes a short bout of volatility and illiquidity to present additional opportunities whether on a company, industry, or market-wide basis. Our structural advantages have been designed to allow us to capitalize on these situations when they inevitably arise. We are deeply appreciative of our many long-term shareholders who understand this dynamic. Our partnership with you continues to be one of our most important advantages.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 37

Diamond Hill Corporate Credit Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	9/30/2002	11.94%	4.97%	5.90%	5.47%	0.95%
Class C Shares	9/30/2002	11.06	4.18	5.10	4.68	1.70
Class I Shares	1/31/2005	12.21	5.25	6.16	5.80	0.65
Class Y Shares	12/30/2011	12.34	5.39	6.31	5.67	0.55
BENCHMARK
BofA Merrill Lynch U.S. Corporate & High Yield Index		7.97	4.26	4.84	5.76	—
Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium		5.07	4.18	4.36	4.81	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	9/30/2002	8.04	3.71	5.15	5.09	0.95
Class C Shares	9/30/2002	10.06	4.18	5.10	4.68	1.70
* **

Reflects the expense ratio as reported in the Prospectus dated February 28, 2017.

The maximum sales charge for Class A shares on purchases and for Class C shares on certain redemptions are 3.50% and 1.00%, respectively.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Corporate Credit Fund Class I(A), BofA Merrill Lynch U.S. Corporate & High Yield Index, and Consumer Price Index - All Urban Consumers from the Bureau of Labor Statistics plus 3% annual risk premium.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus 3% risk premium. The BofA Merrill Lynch U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges and expenses between classes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

38 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

2016 Portfolio Commentary

The Diamond Hill High Yield Fund’s inception date was December 31, 2015. The Fund commenced public offering and investment operations on January 4, 2016. Assets from the Diamond Hill High Yield Partnership L.P. (the “High Yield Partnership”) were converted, based on their value on December 31, 2015, into assets of the High Yield Fund prior to commencement of operations of the Fund. The Diamond Hill High Yield Fund generated a 14.62% (Class I) return in 2016 compared to a 17.49% return for the Bank of America Merrill Lynch High Yield Index. Since inception of the High Yield Partnership on December 4, 2014, the combined historical performance of the High Yield Partnership (restated to reflect the net expenses for its initial years of investment operations) and the High Yield Fund (Class I) generated an annualized return of 7.12% compared to 5.32% for the Index.

2016 was a tale of two distinct time periods: the first six weeks and the last ten months. The Index was down 5.14% from the start of the year to the bottom of the market on February 11. The market was deeply entrenched in fear from a potential commodity meltdown and a plethora of headline risks. Valuations became distressed as spreads approached 900 basis points. From there, the Index returned 23.86% until year-end as oil prices more than doubled from the bottom and access to capital markets for issuers quickly unthawed. Performance notably diverged by sector and credit quality. Energy was the top performing sector for the year with a 38.44% return followed by basic materials at 27.81%. CCC issues returned 32.13%, handily outperforming Bs at 16.94% and BBs at 13.21%. We were pleased with our returns relative to our peer group as we were meaningfully underexposed to commodity sectors and CCC issues. Defaults for the year finished at 5.1% and we suffered no defaults in our portfolio and have not had any since inception. That is not to say we don’t make mistakes. Our most notable mistakes were two of the biggest detractors from Fund performance, Optimas OE Solution 8.625% due June 1, 2021 and Vander Intermediate Holdings II 9.75% due February 1, 2019, which have been discussed in prior calls. We work diligently to avoid mistakes but when we make them we recognize them, attempt to learn from them, and avoid repeating them. Our size and capacity discipline aid in our ability to eliminate mistakes from the portfolio.

Our market is dominated by many large players who require liquidity and that liquidity comes at a cost. We believe the largest bond issues and issuers have been chronically overvalued for years. We continue to find more value in smaller issuers and issues in the market. Opportunities exist for outsized returns for those willing to roll up their sleeves and do work on the fundamentals. We’d like to highlight our outstanding team of research analysts and associates who work hard to generate ideas and deliver strong returns to our clients. They do excellent work identifying long-term investment opportunities on your behalf. We believe the high yield asset class lends itself well to our approach to investing.

Going into 2017, we see a market that seems complacent on many topics with a wide distribution of outcomes, most of which are very difficult if not impossible to accurately forecast. Market participants have incorporated meaningfully lower tax rates, a repatriation of cash, and higher fiscal spend. They believe the new administration will be able to move policy swiftly and decisively. Little attention is paid to geopolitical turmoil, particularly in Europe, or less

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 39

Diamond Hill High Yield Fund

accommodative monetary policy. While these are easily identifiable catalysts for volatility, there are many others lurking in the shadows. We believe there will be bouts of volatility and we hope to be able to capitalize on that given our structural advantages.

In general, we believe market conditions should be reasonable for high yield companies due to steady growth and access to capital. However, valuations aren’t as compelling as they were at the end of 2015 and we would not expect to see a replay of 2016. With risk reward skewed more towards risk this year than last, we will have to continue to be resilient in our conviction, continuously test our thesis, and be patient for opportunities to add new positions to our portfolio.

We believe that we have unique and durable competitive advantages: we have a deep and talented Diamond Hill research team; we have the flexibility to be nimble in the secondary market and selective in the new issue market; the Fund is concentrated in our best ideas; and we have patient shareholders who share our long-term time horizon. These advantages have allowed us to deliver good performance since inception and have positioned us well to achieve our primary goal of being in the top quartile of our peer group over rolling five-year periods.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Bill Zox, CFA Portfolio Manager	John McClain, CFA Portfolio Manager

40 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	Inception Date	One Year	Since Inception	Expense Ratio*
PERFORMANCE AT NAV WITHOUT SALES CHARGES
Class A Shares	12/31/2015	14.29%	6.82%	0.99%
Class I Shares	12/31/2015	14.62	7.12	0.69
Class Y Shares	12/31/2015	14.73	7.24	0.59
BENCHMARK
BofA Merrill Lynch U.S. High Yield Index		17.49	5.32	—
PERFORMANCE AT PUBLIC OFFERING PRICE INCLUDING SALES CHARGES**
Class A Shares	12/31/2015	10.26	5.01	0.99
* **	Reflects the expense ratio as reported in the Prospectus dated February 28, 2017. The maximum sales charge for Class A shares on purchases is 3.50%.

GROWTH OF $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill High Yield Fund Class I(A) and BofA Merrill Lynch U.S. High Yield Index.

(A)

The growth of $10,000 chart represents the performance of Class I shares only, which will vary from the performance of Class A and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The quoted performance for the Fund reflects the past performance of Diamond Hill High Yield Fund L.P. (the “High Yield Partnership”), a private fund managed with full investment authority by the fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The assets of the High Yield Partnership were converted into assets of the fund prior to commencement of operation of the fund. The performance of the High Yield Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the fund for its initial years of investment operations. The High Yield Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the High Yield Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from December 4, 2014, the inception of the High Yield Partnership and is not the performance of the fund. The High Yield Partnership’s past performance is not necessarily an indication of how the fund will perform in the future either before or after taxes

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. High Yield Index. (“Index”). The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 41

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 85.5%
Consumer Discretionary — 10.8%
Aaron's, Inc.	1,091,690	$34,923,163
Callaway Golf Co.	375,583	4,116,390
Carter's, Inc.	126,105	10,894,211
Global Sources Ltd. (A)	97,776	865,318
Horizon Global Corp. (A)	156,735	3,761,640
Live Nation Entertainment, Inc. (A)	1,504,290	40,014,114
Red Rock Resorts, Inc., Class A	855,225	19,832,668
Tenneco, Inc. (A)(B)	554,160	34,618,375
Vail Resorts, Inc.	269,545	43,480,304
		192,506,183

Consumer Staples — 5.3%
B&G Foods, Inc. (B)	718,925	31,488,915
Edgewell Personal Care Co. (A)	158,880	11,596,651
Flowers Foods, Inc. (B)	1,118,944	22,345,312
Post Holdings, Inc. (A)(B)	372,670	29,958,941
		95,389,819

Energy — 3.1%
Carrizo Oil & Gas, Inc. (A)(B)	141,561	5,287,303
Cimarex Energy Co.	322,910	43,883,469
Noble Energy, Inc.	146,747	5,585,191
		54,755,963

Financials — 23.9%
Alleghany Corp. (A)	29,557	17,974,203
American Equity Investment Life Holding Co.	413,960	9,330,658
Assured Guaranty Ltd.	207,752	7,846,793
BankUnited, Inc.	973,080	36,675,385
BOK Financial Corp.	183,300	15,221,232
Brown & Brown, Inc.	954,635	42,824,926
Endurance Specialty Holdings Ltd.	331,645	30,643,998
Enstar Group Ltd. (A)	205,589	40,644,945
First Horizon National Corp. (B)	817,415	16,356,474
First of Long Island Corp. (The)	390,135	11,138,354
Fortress Investment Group LLC, Class A	2,766,755	13,446,429
Nationstar Mortgage Holdings, Inc. (A)(B)	1,449,860	26,184,472
Navigators Group, Inc.	438,923	51,683,183
Popular, Inc.	906,278	39,713,102
ProAssurance Corp.	418,345	23,510,989
Radian Group, Inc.	202,682	3,644,222
Reinsurance Group of America, Inc.	120,850	15,206,556
State Bank Financial Corp.	370,985	9,964,657
Sterling Bancorp	687,865	16,096,041
		428,106,619

Health Care — 6.3%
Alere, Inc. (A)	968,160	37,729,195
BioScrip, Inc. (A)(B)	4,487,945	4,667,463
Integer Holdings Corp. (A)	354,530	10,440,908
LifePoint Health, Inc. (A)(B)	361,310	20,522,408
Natus Medical, Inc. (A)	571,060	19,872,888
Nuvectra Corp. (A)	34,222	172,137
Universal American Corp. (A)(B)	1,863,091	18,537,755
		111,942,754

Industrials — 19.0%
Aircastle Ltd. (B)	1,666,085	34,737,872
Alaska Air Group, Inc.	272,400	24,170,052
Avis Budget Group, Inc. (A)	2,775,385	101,801,122
Colfax Corp. (A)(B)	360,740	12,961,388
Hillenbrand, Inc.	204,645	7,848,136
Hub Group, Inc., Class A (A)	906,855	39,674,906
Hyster-Yale Materials Handling, Inc.	225,355	14,370,888
Kirby Corp. (A)(B)	268,195	17,834,967
SPX FLOW, Inc. (A)	562,125	18,021,728
Toro Co. (The)	316,630	17,715,449
TriMas Corp. (A)	413,950	9,727,825
Trinity Industries, Inc.	1,491,460	41,402,930
		340,267,263

Information Technology — 7.9%
Anixter International, Inc. (A)	154,765	12,543,703
Broadridge Financial Solutions, Inc.	415,620	27,555,606
CommScope Holding Co., Inc. (A)	910,605	33,874,506
DST Systems, Inc.	472,230	50,599,444
Fortinet, Inc. (A)	297,588	8,963,351
TiVo Corp. (A)	361,885	7,563,397
		141,100,007

42 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value

Common Stocks — 85.5% continued
Real Estate — 6.2%
Colony Capital, Inc., Class A REIT (B)	825,115	$16,708,579
iStar, Inc. REIT (A)(B)	3,417,105	42,269,589
Jones Lang LaSalle, Inc.	68,383	6,909,418
Mid-America Apartment Communities, Inc. REIT (B)	173,964	17,034,555
Tanger Factory Outlet Centers, Inc. REIT	356,555	12,757,538
Winthrop Realty Trust REIT (A)(C)	1,975,475	16,040,857
		111,720,536

Telecommunication Services — 0.6%
Cincinnati Bell, Inc. (A)	505,959	11,308,184

Utilities — 2.4%
Fortis, Inc.	332,100	10,255,248
UGI Corp.	718,085	33,089,357
		43,344,605

Total Common Stocks		$1,530,441,933

Registered Investment Companies — 20.6%
Diamond Hill Short Duration Total Return Fund, Class Y (D)	6,198,376	62,169,715
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (E)	202,257,076	202,257,076
State Street Navigator Securities Lending I Portfolio, 0.92%(E)	104,624,933	104,624,933

Total Registered Investment Companies		$369,051,724

Total Investment Securities — 106.1%
(Cost $1,438,171,885) (F)		$1,899,493,657

Net Other Assets (Liabilities) — (6.1)%		(109,650,347)

Net Assets — 100.0%		$1,789,843,310

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $101,788,255.
(C)

Restricted and illiquid security not registered under the Securities Act of 1933 and valued at fair value by the Fair Value Committee based on procedures approved by the Board of Trustees. This security was first acquired on March 17, 2011 with a total cost on December 31, 2016 of $20,011,748 and represents 0.9% of net assets.

(D)	Affiliated fund.
(E)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(F)	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 43

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 90.9%
Consumer Discretionary — 16.6%
Aaron's, Inc.	1,752,759	$56,070,760
BorgWarner, Inc. (A)	1,416,834	55,879,933
Goodyear Tire & Rubber Co. (The)	784,097	24,205,074
Hanesbrands, Inc. (A)	1,526,344	32,923,240
Newell Brands, Inc.	784,317	35,019,754
NVR, Inc. (B)	22,660	37,819,540
Red Rock Resorts, Inc., Class A	1,502,397	34,840,586
Staples, Inc.	3,507,779	31,745,400
TEGNA, Inc. (A)	1,688,014	36,106,619
Whirlpool Corp.	216,825	39,412,280
		384,023,186

Consumer Staples — 10.1%
B&G Foods, Inc. (A)	1,027,770	45,016,326
Coty, Inc., Class A (A)	1,211,589	22,184,195
Edgewell Personal Care Co. (B)	265,481	19,377,458
Flowers Foods, Inc. (A)	1,919,070	38,323,828
Molson Coors Brewing Co., Class B	385,478	37,510,864
Post Holdings, Inc. (A)(B)	654,903	52,647,652
TreeHouse Foods, Inc. (A)(B)	259,575	18,738,719
		233,799,042

Energy — 3.5%
Cimarex Energy Co.	594,951	80,853,841

Financials — 25.4%
BankUnited, Inc.	1,727,783	65,120,141
BOK Financial Corp. (A)	542,429	45,043,304
Brown & Brown, Inc.	889,960	39,923,606
Endurance Specialty Holdings Ltd.	470,700	43,492,680
Enstar Group Ltd. (B)	66,128	13,073,506
First Horizon National Corp. (A)	1,799,541	36,008,815
First Republic Bank	423,550	39,025,897
Nationstar Mortgage Holdings, Inc. (A)(B)	2,589,619	46,768,519
Navigators Group, Inc.	218,737	25,756,282
Popular, Inc.	838,528	36,744,297
Reinsurance Group of America, Inc.	255,753	32,181,400
SVB Financial Group (B)	157,643	27,060,997
Willis Towers Watson plc	811,337	99,210,288
XL Group plc	982,047	36,591,071
		586,000,803

Health Care — 6.4%
Boston Scientific Corp. (B)	2,281,108	49,340,366
LifePoint Health, Inc. (B)	892,539	50,696,215
Orthofix International NV (B)	711,476	25,741,202
Universal American Corp. (A)(B)	2,100,911	20,904,064
		146,681,847

Industrials — 9.5%
Aircastle Ltd. (A)	742,035	15,471,430
Avis Budget Group, Inc. (B)	561,499	20,595,783
Colfax Corp. (B)	919,496	33,037,491
Dover Corp.	223,436	16,742,060
Hub Group, Inc., Class A (B)	1,364,577	59,700,244
Kirby Corp. (A)(B)	605,629	40,274,329
Parker Hannifin Corp.	97,920	13,708,800
SPX FLOW, Inc. (B)	621,051	19,910,895
		219,441,032

Information Technology — 9.3%
Anixter International, Inc. (B)	182,227	14,769,498
Broadridge Financial Solutions, Inc.	165,670	10,983,921
CommScope Holding Co., Inc. (B)	1,025,493	38,148,340
Juniper Networks, Inc.	1,652,853	46,709,626
Keysight Technologies, Inc. (B)	499,745	18,275,675
Linear Technology Corp.	689,938	43,017,634
Vantiv, Inc., Class A (A)(B)	704,125	41,979,933
		213,884,627

Materials — 2.5%
Axalta Coating Systems Ltd. (B)	2,140,629	58,225,109

Real Estate — 5.0%
Colony Capital, Inc., Class A REIT(A)	956,033	19,359,668
CubeSmart REIT	716,430	19,178,831
iStar, Inc. REIT (A)(B)	2,125,926	26,297,705
Jones Lang LaSalle, Inc.	225,890	22,823,926

44 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Common Stocks — 90.9% continued
Real Estate — 5.0% continued
Mid-America Apartment Communities, Inc. REIT (A)	279,799	$27,397,918
		115,058,048

Utilities — 2.6%
Fortis, Inc.	366,412	11,314,803
UGI Corp.	1,059,659	48,829,087
		60,143,890

Total Common Stocks		$2,098,111,425

Registered Investment Companies — 18.8%
Diamond Hill Short Duration Total Return Fund, Class Y (C)	4,026,828	40,389,081
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (D)	128,280,478	128,280,478
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.42% (D)	42,300,000	42,300,000
State Street Navigator Securities Lending I Portfolio, 0.92% (D)	223,532,006	223,532,006

Total Registered Investment Companies		$434,501,565

Total Investment Securities — 109.7%
(Cost $2,188,980,344) (E)		$2,532,612,990

Net Other Assets (Liabilities) — (9.7)%		(223,979,375)

Net Assets — 100.0%		$2,308,633,615

(A)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $217,666,218.
(B)	Non-income producing security.
(C)	Affiliated fund.
(D)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(E)	Represents cost for financial reporting purposes.

NV – Naamloze Vennootschap

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 45

Diamond Hill Mid Cap Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 89.9%
Consumer Discretionary — 19.1%
Aaron's, Inc.	33,595	$1,074,704
BorgWarner, Inc. (A)	40,249	1,587,421
Dollar General Corp.	9,345	692,184
Goodyear Tire & Rubber Co. (The) (A)	18,664	576,158
Hanesbrands, Inc.	29,785	642,462
Newell Brands, Inc. (A)	17,105	763,738
NVR, Inc. (A)(B)	592	988,048
Red Rock Resorts, Inc., Class A	37,066	859,561
Staples, Inc.	86,894	786,391
TEGNA, Inc. (A)	28,509	609,808
VF Corp. (A)	16,132	860,642
Whirlpool Corp.	9,848	1,790,071
		11,231,188

Consumer Staples — 9.5%
B&G Foods, Inc. (A)	17,450	764,310
Coty, Inc., Class A (A)	28,825	527,786
Edgewell Personal Care Co. (A)(B)	3,925	286,486
Flowers Foods, Inc. (A)	40,415	807,088
Molson Coors Brewing Co., Class B	10,113	984,096
Post Holdings, Inc. (A)(B)	18,879	1,517,683
Sysco Corp.	4,217	233,495
TreeHouse Foods, Inc. (A)(B)	6,356	458,840
		5,579,784

Energy — 3.1%
Cimarex Energy Co.	13,555	1,842,124

Financials — 27.3%
BankUnited, Inc. (A)	47,156	1,777,310
BOK Financial Corp.	9,226	766,127
Brown & Brown, Inc.	12,625	566,357
Discover Financial Services	15,449	1,113,718
Endurance Specialty Holdings Ltd.	6,727	621,575
Enstar Group Ltd. (B)	2,294	453,524
First Horizon National Corp. (A)	31,256	625,433
First Republic Bank (A)	6,591	607,295
Franklin Resources, Inc.	20,214	800,070
Hartford Financial Services Group, Inc. (The)	9,279	442,144
Loews Corp.	46,828	2,192,955
Nationstar Mortgage Holdings, Inc. (A)(B)	51,419	928,627
Popular, Inc.	16,007	701,427
Reinsurance Group of America, Inc.	5,276	663,879
SVB Financial Group (A)(B)	3,951	678,229
Willis Towers Watson plc	18,311	2,239,069
XL Group plc (A)	23,899	890,477
		16,068,216

Health Care — 5.3%
Boston Scientific Corp. (A)(B)	69,002	1,492,513
LifePoint Health, Inc. (A)(B)	28,152	1,599,034
		3,091,547

Industrials — 9.9%
Avis Budget Group, Inc. (B)	13,011	477,243
Colfax Corp. (A)(B)	17,046	612,463
Deere & Co.	8,084	832,975
Fastenal Co. (A)	13,573	637,660
Hub Group, Inc., Class A (B)	20,043	876,881
Kirby Corp. (A)(B)	12,668	842,422
Parker Hannifin Corp.	4,462	624,680
United Continental Holdings, Inc. (B)	12,798	932,718
		5,837,042

Information Technology — 7.6%
Broadridge Financial Solutions, Inc. (A)	3,845	254,923
CommScope Holding Co., Inc. (B)	24,176	899,347
Juniper Networks, Inc.	40,884	1,155,382
Keysight Technologies, Inc. (B)	9,795	358,203
Linear Technology Corp.	13,790	859,806
Vantiv, Inc., Class A (A)(B)	15,916	948,912
		4,476,573

Materials — 3.5%
Axalta Coating Systems Ltd. (B)	58,672	1,595,878
Eastman Chemical Co.	5,757	432,984
		2,028,862

46 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2016

	Shares	Fair Value
Common Stocks — 89.9% continued
Real Estate — 2.8%
CubeSmart REIT	16,702	$447,113
Jones Lang LaSalle, Inc.	5,654	571,280
Mid-America Apartment Communities, Inc. REIT (A)	6,625	648,720
		1,667,113

Utilities — 1.8%
UGI Corp. (A)	22,539	1,038,597

Total Common Stocks		$52,861,046

Registered Investment Companies — 32.3%
Diamond Hill Short Duration Total Return Fund, Class Y (C)	80,229	804,696
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (D)	5,170,036	5,170,036
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.42% (D)	825,000	825,000
State Street Navigator Securities Lending I Portfolio, 0.92% (D)	12,182,595	12,182,595

Total Registered Investment Companies		$18,982,327

Total Investment Securities — 122.2%
(Cost $65,084,010) (E)		$71,843,373

Net Other Assets (Liabilities) — (22.2)%		(13,026,639)

Net Assets — 100.0%		$58,816,734

(A)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $11,864,777.
(B)	Non-income producing security.
(C)	Affiliated fund.
(D)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(E)	Represents cost for financial reporting purposes.

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 99.2%
Consumer Discretionary — 20.0%
BorgWarner, Inc. (A)	1,811,025	$71,426,826
Charter Communications, Inc., Class A (A)(B)	226,030	65,078,558
Comcast Corp., Class A (A)	1,248,681	86,221,423
Ford Motor Co. (A)	6,477,805	78,575,775
Goodyear Tire & Rubber Co. (The) (A)	1,823,705	56,297,773
Hanesbrands, Inc. (A)	2,358,138	50,865,037
TEGNA, Inc. (A)	2,003,795	42,861,175
TJX Cos., Inc. (The)	1,281,660	96,291,116
Twenty-First Century Fox, Inc., Class B	1,584,170	43,168,632
VF Corp. (A)	1,077,860	57,503,831
Walt Disney Co. (The) (A)	814,300	84,866,346
Whirlpool Corp. (A)	455,142	82,731,161
		815,887,653

Consumer Staples — 8.6%
Coty, Inc., Class A (A)	2,319,179	42,464,167
Kimberly-Clark Corp. (A)	810,184	92,458,198
PepsiCo, Inc.	390,330	40,840,228
Philip Morris International, Inc.	674,560	61,715,494
Procter & Gamble Co. (The) (A)	1,354,885	113,918,731
		351,396,818

Energy — 3.4%
Cimarex Energy Co. (A)	685,239	93,123,980
EOG Resources, Inc. (A)	459,566	46,462,123
		139,586,103

Financials — 28.7%
Capital One Financial Corp. (A)	1,557,005	135,833,116
Citigroup, Inc.	2,762,895	164,198,850
Franklin Resources, Inc. (A)	1,322,565	52,347,123
Hartford Financial Services Group, Inc. (The)	1,879,850	89,574,852
JPMorgan Chase & Co. (A)	1,622,493	140,004,921
Loews Corp. (A)	1,251,155	58,591,589
Marsh & McLennan Cos., Inc. (A)	1,453,760	98,259,638

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 47

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Common Stocks — 99.2% continued
Financials — 28.7% continued
MetLife, Inc. (A)	1,444,645	$77,851,919
Morgan Stanley (A)	3,167,159	133,812,468
PNC Financial Services Group, Inc. (The) (A)	461,080	53,927,917
Progressive Corp. (The) (A)	2,413,500	85,679,250
Wells Fargo & Co. (A)	1,473,356	81,196,649
		1,171,278,292

Health Care — 13.3%
Abbott Laboratories (A)	3,742,470	143,748,273
Aetna, Inc. (A)	743,660	92,221,277
Medtronic plc (A)	952,072	67,816,089
Pfizer, Inc. (A)	4,304,907	139,823,379
Stryker Corp. (A)	435,405	52,165,873
Thermo Fisher Scientific, Inc. (A)	340,624	48,062,046
		543,836,937

Industrials — 8.8%
Honeywell International, Inc.	176,687	20,469,189
Illinois Tool Works, Inc. (A)	641,454	78,552,457
Parker Hannifin Corp. (A)	584,208	81,789,120
United Parcel Service, Inc., Class B (A)	348,629	39,966,828
United Technologies Corp. (A)	1,242,261	136,176,651
		356,954,245

Information Technology — 12.6%
Alphabet, Inc., Class A (B)	131,255	104,013,025
Apple, Inc. (A)	719,052	83,280,603
Cisco Systems, Inc. (A)	3,870,969	116,980,683
Juniper Networks, Inc. (A)	1,703,410	48,138,367
Microsoft Corp.	1,521,078	94,519,787
Vantiv, Inc., Class A (A)(B)	1,092,125	65,112,492
		512,044,957

Materials — 3.8%
Axalta Coating Systems Ltd. (A)(B)	1,985,745	54,012,264
Eastman Chemical Co.	564,664	42,468,379
Praxair, Inc. (A)	496,897	58,231,359
		154,712,002

Total Common Stocks		$4,045,697,007

Registered Investment Companies — 16.2%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (C)	47,470,531	$47,470,531
State Street Navigator Securities Lending I Portfolio, 0.92% (C)	613,116,763	613,116,763

Total Registered Investment Companies		$660,587,294

Total Investment Securities — 115.4%
(Cost $3,800,913,610) (D)		$4,706,284,301

Net Other Assets (Liabilities) — (15.4)%		(628,562,689)

Net Assets — 100.0%		$4,077,721,612

(A)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $598,489,910.
(B)	Non-income producing security.
(C)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(D)	Represents cost for financial reporting purposes.

plc – Public Limited Company

See accompanying Notes to Financial Statements

48 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Select Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 93.4%
Consumer Discretionary — 26.5%
BorgWarner, Inc. (A)	113,422	$4,473,364
Dollar General Corp.	51,453	3,811,124
Ford Motor Co.	260,328	3,157,779
Liberty Global plc, Class A (B)	174,268	5,330,858
NVR, Inc. (B)	1,953	3,259,557
TJX Cos., Inc. (The)	36,464	2,739,540
Twenty-First Century Fox, Inc., Class B	269,755	7,350,824
Vail Resorts, Inc.	17,281	2,787,598
Whirlpool Corp.	21,814	3,965,131
		36,875,775

Consumer Staples — 3.0%
Coty, Inc., Class A	117,386	2,149,338
Post Holdings, Inc. (B)	24,381	1,959,988
		4,109,326

Energy — 1.1%
Cimarex Energy Co.	10,738	1,459,294

Financials — 26.4%
BankUnited, Inc. (A)	124,035	4,674,879
Berkshire Hathaway, Inc., Class B (B)	34,857	5,680,994
Citigroup, Inc.	71,523	4,250,612
Discover Financial Services	51,010	3,677,311
Loews Corp.	105,578	4,944,218
MetLife, Inc.	85,550	4,610,289
Nationstar Mortgage Holdings, Inc. (B)	348,362	6,291,418
Willis Towers Watson plc	21,738	2,658,123
		36,787,844

Health Care — 6.7%
Abbott Laboratories	148,095	5,688,329
Allergan plc (B)	17,436	3,661,734
		9,350,063

Industrials — 19.3%
Avis Budget Group, Inc. (B)	103,138	3,783,102
Colfax Corp. (A)(B)	54,834	1,970,186
Deere & Co.	40,997	4,224,331
Fastenal Co. (A)	43,137	2,026,576
Hub Group, Inc., Class A (B)	134,633	5,890,194
Industrials — 19.3% continued
United Continental Holdings, Inc. (B)	83,258	6,067,843
United Technologies Corp.	25,929	2,842,337
		26,804,569

Information Technology — 7.6%
Alphabet, Inc., Class A (B)	5,824	4,615,229
Apple, Inc.	50,969	5,903,229
		10,518,458

Materials — 2.8%
Axalta Coating Systems Ltd. (B)	142,368	3,872,409

Total Common Stocks		$129,777,738

Registered Investment Companies — 12.7%
Diamond Hill Short Duration Total Return Fund, Class Y (C)	270,643	2,714,551
State Street Institutional US Government Money Market Fund, Premier Class, 0.42% (D)	6,486,173	6,486,173
State Street Navigator Securities Lending I Portfolio, 0.92% (D)	8,403,756	8,403,756

Total Registered Investment Companies		$17,604,480

Total Investment Securities — 106.1%
(Cost $125,271,765) (E)		$147,382,218

Net Other Assets (Liabilities) — (6.1)%		(8,501,388)

Net Assets — 100.0%		$138,880,830

(A)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $8,195,939.
(B)	Non-income producing security.
(C)	Affiliated fund.
(D)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(E)	Represents cost for financial reporting purposes.

plc – Public Limited Company

See accompanying Notes to Financial Statements

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 49

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 83.0%
Consumer Discretionary — 18.7%
BorgWarner, Inc. (A)	2,142,695	$84,507,891
Comcast Corp., Class A	1,168,435	80,680,437
Dollar General Corp. (A)	872,830	64,650,518
Goodyear Tire & Rubber Co. (The) (A)	1,811,895	55,933,199
Hanesbrands, Inc.	2,846,800	61,405,476
Newell Brands, Inc. (A)	1,138,702	50,843,044
TEGNA, Inc.	2,440,828	52,209,311
TJX Cos., Inc. (The)	988,465	74,263,375
Twenty-First Century Fox, Inc., Class B	3,145,010	85,701,523
VF Corp. (A)	984,330	52,514,006
Walt Disney Co. (The) (A)	692,086	72,129,203
Whirlpool Corp.	517,830	94,125,959
		828,963,942

Consumer Staples — 3.5%
Coty, Inc., Class A	2,973,475	54,444,327
Kimberly-Clark Corp.	485,765	55,435,502
Procter & Gamble Co. (The)	534,649	44,953,288
		154,833,117

Energy — 2.6%
Cimarex Energy Co. (A)	636,299	86,473,034
EOG Resources, Inc.	258,222	26,106,244
		112,579,278

Financials — 25.5%
BankUnited, Inc. (A)	2,333,475	87,948,673
Berkshire Hathaway, Inc., Class B (A)(B)	414,175	67,502,242
Capital One Financial Corp. (A)	1,346,485	117,467,351
Citigroup, Inc.	3,045,579	180,998,760
Franklin Resources, Inc. (A)	1,021,905	40,447,000
Hartford Financial Services Group, Inc. (The)	1,149,415	54,769,625
JPMorgan Chase & Co. (A)	772,520	66,660,751
Loews Corp. (A)	1,504,195	70,441,452
MetLife, Inc.	2,333,914	125,774,625
Morgan Stanley	1,685,175	71,198,644
Popular, Inc.	1,690,058	74,058,342
Wells Fargo & Co.	1,182,997	65,194,965
Willis Towers Watson plc (A)	843,065	103,089,988
		1,125,552,418

Health Care — 9.1%
Abbott Laboratories	4,282,575	164,493,706
Alere, Inc. (B)	1,327,755	51,742,612
Medtronic plc	618,562	44,060,171
Pfizer, Inc.	4,441,590	144,262,843
		404,559,332

Industrials — 9.5%
Avis Budget Group, Inc. (A)(B)	1,002,480	36,770,966
Colfax Corp. (A)(B)	873,040	31,368,327
Deere & Co. (A)	435,645	44,888,861
Fastenal Co. (A)	386,660	18,165,287
Illinois Tool Works, Inc.	139,255	17,053,167
Parker Hannifin Corp.	465,085	65,111,900
United Continental Holdings, Inc. (B)	1,468,840	107,049,059
United Technologies Corp. (A)	909,055	99,650,609
		420,058,176

Information Technology — 12.6%
Alphabet, Inc., Class A (B)	162,050	128,416,523
Apple, Inc.	885,521	102,561,042
Cisco Systems, Inc.	2,263,150	68,392,393
Cognizant Technology Solutions Corp., Class A (A)(B)	939,325	52,630,380
International Business Machines Corp. (A)	92,605	15,371,504
Juniper Networks, Inc. (A)	1,745,405	49,325,145
Microsoft Corp.	1,305,929	81,150,428
Vantiv, Inc., Class A (B)	1,002,965	59,796,773
		557,644,188

Materials — 1.5%
Axalta Coating Systems Ltd. (A)(B)	2,505,180	68,140,896

Total Common Stocks		$3,672,331,347

50 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Registered Investment Companies — 23.4%
Diamond Hill Short Duration Total Return Fund, Class Y (C)	6,009,046	$60,270,734
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (D)	643,652,112	643,652,112
State Street Navigator Securities Lending I Portfolio, 0.92% (D)	330,030,612	330,030,612

Total Registered Investment Companies		$1,033,953,458

Total Investment Securities — 106.4%
(Cost $3,827,305,506) (E)		$4,706,284,805

Segregated Cash With Custodian — 30.3%		1,341,643,453

Securities Sold Short — (29.3)%
(Proceeds $1,155,768,040)		(1,296,083,798)

Net Other Assets (Liabilities) — (7.4)%		(328,997,962)

Net Assets — 100.0%		$4,422,846,498

(A)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $321,378,377.
(B)	Non-income producing security.
(C)	Affiliated fund.
(D)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(E)	Represents cost for financial reporting purposes.

plc – Public Limited Company

See accompanying Notes to Financial Statements

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short

December 31, 2016

	Shares	Fair Value
Common Stocks — 29.0%
Consumer Discretionary — 8.3%
American Eagle Outfitters, Inc.	1,172,465	$17,786,294
Best Buy Co., Inc.	2,628,040	112,138,467
Big Lots, Inc.	582,420	29,243,308
Lithia Motors, Inc., Class A	340,030	32,925,105
lululemon athletica, Inc.	192,505	12,510,900
McDonald's Corp.	415,310	50,551,533
Polaris Industries, Inc.	293,350	24,169,105
Tractor Supply Co.	151,228	11,464,595
Under Armour, Inc., Class A	412,560	11,984,868
Wal-Mart Stores, Inc.	939,405	64,931,674
		367,705,849

Consumer Staples — 2.6%
Campbell Soup Co.	736,820	44,555,505
Coca-Cola Co. (The)	323,335	13,405,469
Colgate-Palmolive Co.	296,700	19,416,048
ConAgra Foods, Inc.	839,805	33,214,288
Lamb Weston Holdings, Inc.	164,548	6,228,142
		116,819,452

Energy — 0.2%
Southwestern Energy Co.	887,732	9,605,260

Financials — 6.2%
Bank of Hawaii Corp.	882,645	78,281,785
Cincinnati Financial Corp.	1,363,020	103,248,765
First American Financial Corp.	368,575	13,500,902
Hanover Insurance Group, Inc. (The)	176,110	16,027,771
Mercury General Corp.	487,603	29,358,577
Selective Insurance Group, Inc.	820,550	35,324,677
		275,742,477

Health Care — 1.9%
AbbVie, Inc.	321,595	20,138,279
IDEXX Laboratories, Inc.	149,825	17,569,978
Merck & Co., Inc.	790,710	46,549,098
		84,257,355

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 51

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short (Continued)
December 31, 2016

	Shares	Fair Value
Common Stocks — 29.0% continued
Industrials — 3.1%
Boeing Co. (The)	547,305	$85,204,442
Cintas Corp.	359,760	41,573,866
Cummins, Inc.	75,910	10,374,620
		137,152,928

Information Technology — 4.6%
Amkor Technology, Inc.	380,530	4,014,591
Arista Networks, Inc.	373,940	36,186,174
Mobileye NV	556,010	21,195,101
NETGEAR, Inc.	797,360	43,336,516
Stamps.com, Inc.	233,835	26,809,183
Ubiquiti Networks, Inc.	734,875	42,475,775
Western Union Co. (The)	1,322,765	28,730,456
		202,747,796

Materials — 0.3%
Bemis Co., Inc.	227,345	10,871,638

Telecommunication Services — 0.7%
AT&T, Inc.	682,355	29,020,558

Utilities — 1.1%
Consolidated Edison, Inc.	636,145	46,871,164

Total Common Stocks		$1,280,794,477

Registered Investment Company — 0.3%
Industrials — 0.3%
Industrial Select Sector SPDR Fund	245,730	$15,289,321

Total Securities Sold Short — 29.3%
(Proceeds $1,155,768,040)		$1,296,083,798

Percentages disclosed are based on total net assets of the Fund at December 31, 2016.

NV – Naamloze Vennootschap

SPDR – Standard & Poor’s Depositor Receipt

See accompanying Notes to Financial Statements

Diamond Hill Research Opportunities Fund

Schedule of Investments

December 31, 2016

	Shares	Fair Value
Common Stocks — 102.3%
Consumer Discretionary — 19.5%
Aaron’s, Inc.	19,650	$628,603
Amazon.com, Inc. (A)	400	299,948
BorgWarner, Inc.	5,400	212,976
Charter Communications, Inc., Class A (A)(B)	3,322	956,470
Delphi Automotive plc	3,150	212,152
Dollar General Corp. (B)	3,030	224,432
Ford Motor Co.	10,400	126,152
Hanesbrands, Inc.	16,900	364,533
Liberty Global plc, Class A (A)	40,350	1,234,307
Newell Brands, Inc. (B)	14,600	651,890
NVR, Inc. (A)	375	625,875
Red Rock Resorts, Inc., Class A	50,900	1,180,371
TJX Cos., Inc. (The)	4,561	342,668
Twenty-First Century Fox, Inc., Class B	28,060	764,635
Vail Resorts, Inc.	9,400	1,516,314
VF Corp. (B)	13,000	693,550
		10,034,876

Consumer Staples — 4.4%
Anheuser-Busch InBev SA/NV ADR	6,150	648,456
B&G Foods, Inc.	3,665	160,527
Coty, Inc., Class A	8,000	146,480
Post Holdings, Inc. (A)(B)	6,928	556,942
Tesco plc ADR (A)	98,785	749,778
		2,262,183

Energy — 0.5%
Cimarex Energy Co. (B)	2,000	271,800

Financials — 21.6%
Capital One Financial Corp. (B)	14,050	1,225,722
Discover Financial Services	16,540	1,192,369
Fortress Investment Group LLC, Class A	159,341	774,397
Franklin Resources, Inc. (B)	21,501	851,010
Julius Baer Group Ltd. (SW) (C)	15,210	673,803
MetLife, Inc.	22,000	1,185,580
Nationstar Mortgage Holdings, Inc. (A)	121,724	2,198,335

52 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Common Stocks — 102.3% continued
Financials — 21.6% continued
Popular, Inc.	16,840	$737,929
State Street Corp. (B)	14,325	1,113,339
SVB Financial Group (A)(B)	3,520	604,243
Willis Towers Watson plc (B)	4,423	540,844
		11,097,571

Health Care — 12.0%
Aetna, Inc.	2,665	330,487
Alere, Inc. (A)	11,274	439,348
Allergan plc (A)(B)	1,430	300,314
BioScrip, Inc. (A)(B)	690,239	717,849
Express Scripts Holding Co. (A)(B)	1,775	122,102
GlaxoSmithKline plc ADR	60,098	2,314,374
Integer Holdings Corp. (A)	2,925	86,141
LifePoint Health, Inc. (A)(B)	3,495	198,516
McKesson Corp. (B)	2,999	421,210
Stryker Corp.	2,560	306,714
Thermo Fisher Scientific, Inc.	1,355	191,191
Universal American Corp. (A)	26,518	263,854
Valeant Pharmaceuticals International, Inc. (A)(B)	34,500	500,940
		6,193,040

Industrials — 15.6%
Aircastle Ltd. (B)	22,000	458,700
Colfax Corp. (A)(B)	3,689	132,546
Fastenal Co. (B)	3,170	148,927
Honeywell International, Inc.	1,800	208,530
Howden Joinery Group plc (GB) (C)	27,500	130,115
Hub Group, Inc., Class A (A)	71,555	3,130,531
Illinois Tool Works, Inc.	700	85,722
Johnson Controls International plc	2,886	118,874
Kirby Corp. (A)(B)	12,370	822,605
Parker Hannifin Corp.	600	84,000
SPX FLOW, Inc. (A)	10,888	349,069
United Continental Holdings, Inc. (A)	32,695	2,382,812
		8,052,431

Information Technology — 19.7%
Anixter International, Inc. (A)(B)	8,580	695,409
Apple, Inc.	4,455	515,978
Cognizant Technology Solutions Corp., Class A (A)(B)	47,721	2,673,808
CommScope Holding Co., Inc. (A)(B)	30,685	1,141,482
Fortinet, Inc. (A)	37,998	1,144,500
Juniper Networks, Inc.	40,112	1,133,565
Keysight Technologies, Inc. (A)(B)	35,205	1,287,447
Microsoft Corp.	24,720	1,536,101
		10,128,290

Materials — 3.1%
Axalta Coating Systems Ltd. (A)(B)	50,869	1,383,637
Fuchs Petrolub SE (GE) (C)	5,990	232,622
		1,616,259

Real Estate — 1.7%
iStar Financial, Inc. REIT (A)	69,685	862,003

Telecommunication Services — 4.2%
Cincinnati Bell, Inc. (A)(B)	97,640	2,182,254

Total Common Stocks		$52,700,707

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 2.9%
Consumer Discretionary — 1.1%
Laureate Education, Inc. (D)	10.000%	09/01/19	$575,000	$587,219

Energy — 1.8%
Energen Corp.	7.125%	02/15/28	900,000	909,000

Total Corporate Bonds				$1,496,219

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 53

Diamond Hill Research Opportunities Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Registered Investment Companies — 24.2%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (E)	2,041,302	$2,041,302
State Street Navigator Securities Lending I Portfolio, 0.92% (E)	10,424,254	10,424,254

Total Registered Investment Companies		$12,465,556

Total Investment Securities — 129.4%
(Cost $61,099,777) (F)		$66,662,482

Segregated Cash With Custodian — 20.2%		10,386,243

Securities Sold Short — (27.0)%
(Proceeds $11,935,542)		(13,899,779)

Net Other Assets (Liabilities) — (22.6)%		(11,657,216)

Net Assets — 100.0%		$51,491,730

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $10,133,685.
(C)

Security has been fair valued by the Fair Value Committee under the guidelines established by the Board of Trustees. The total value of such securities is $1,036,540 at December 31, 2016, representing 2.0% of net assets (Note 2).

(D)	Restricted security not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2016, was $587,219, representing 1.1% of net assets.
(E)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(F)	Represents cost for financial reporting purposes.

ADR – American Depositary Receipt

GB – Great Britain Security

GE – German Security

NA – Naamloze Vennootschap

plc – Public Limited Company

REIT – Real Estate Investment Trust

SA – Société Anonyme

SW – Swiss Security

See accompanying Notes to Financial Statements

54 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Research Opportunities Fund
Schedule of Investments Sold Short
December 31, 2016

	Shares	Fair Value
Common Stocks — 27.0%
Consumer Discretionary — 5.6%
American Eagle Outfitters, Inc.	8,690	$131,827
Best Buy Co., Inc.	28,525	1,217,162
Big Lots, Inc.	3,630	182,262
Grand Canyon Education, Inc.	3,200	187,040
Lithia Motors, Inc., Class A	3,725	360,692
lululemon athletica, Inc.	2,250	146,227
Polaris Industries, Inc.	4,710	388,057
Under Armour, Inc., Class A	3,650	106,032
Wal-Mart Stores, Inc.	2,540	175,565
		2,894,864

Consumer Staples — 1.2%
Campbell Soup Co.	9,875	597,141

Energy — 0.4%
Southwestern Energy Co.	17,000	183,940

Financials — 4.9%
Bank of Hawaii Corp.	5,110	453,206
Cincinnati Financial Corp.	9,016	682,962
First American Financial Corp.	3,880	142,124
Hanover Insurance Group, Inc. (The)	2,764	251,552
Mercury General Corp.	2,736	164,735
Selective Insurance Group, Inc.	5,153	221,837
Westamerica Bancorp.	9,893	622,566
		2,538,982

Health Care — 2.5%
AbbVie, Inc.	5,758	360,566
Celgene Corp.	2,708	313,451
IDEXX Laboratories, Inc.	2,370	277,930
Merck & Co., Inc.	4,498	264,797
Prestige Brands Holdings, Inc.	1,160	60,436
		1,277,180

Industrials — 3.0%
Boeing Co. (The)	5,100	793,968
Cintas Corp.	3,810	440,284
Cummins, Inc.	2,120	289,740
		1,523,992

Information Technology — 8.5%
Amkor Technology, Inc.	33,694	355,472
Arista Networks, Inc.	6,362	615,651
Mobileye NV	17,971	685,055
NETGEAR, Inc.	15,278	830,359
Stamps.com, Inc.	1,917	219,784
Ubiquiti Networks, Inc.	14,939	863,474
Western Union Co. (The)	37,764	820,234
		4,390,029

Materials — 0.5%
Bemis Co., Inc.	5,955	284,768

Utilities — 0.4%
Consolidated Edison, Inc.	2,835	208,883

Total Securities Sold Short — 27.0%
(Proceeds $11,935,542)		$13,899,779

Percentages disclosed are based on total net assets of the Fund at December 31, 2016.

NV – Naamloze Vennootschap

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 55

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2016

	Shares	Fair Value
Common Stocks — 95.5%
Banks, Thrifts & Mortgage Finance — 37.9%
BankUnited, Inc. (A)	32,755	$1,234,536
BOK Financial Corp. (A)	6,155	511,111
Bridge Bancorp, Inc.	17,480	662,492
Citigroup, Inc.	32,735	1,945,441
First Horizon National Corp. (A)	17,045	341,070
First of Long Island Corp. (The)	16,660	475,643
First Republic Bank (A)	5,530	509,534
JPMorgan Chase & Co. (A)	8,050	694,635
Nationstar Mortgage Holdings, Inc. (A)(B)	118,980	2,148,779
Popular, Inc.	26,670	1,168,679
State Bank Financial Corp. (A)	16,755	450,039
Sterling Bancorp (A)	15,538	363,589
SVB Financial Group (A)(B)	6,265	1,075,450
Wells Fargo & Co.	12,660	697,693
		12,278,691

Capital Markets — 11.7%
Fortress Investment Group LLC, Class A	280,670	1,364,056
Franklin Resources, Inc. (A)	27,660	1,094,783
Morgan Stanley	23,630	998,368
State Street Corp. (A)	4,205	326,813
		3,784,020

Consumer Financial Services — 8.8%
American Express Co.	3,705	274,466
Capital One Financial Corp. (A)	15,865	1,384,063
Discover Financial Services (A)	16,405	1,182,636
		2,841,165

Diversified Financial Services — 4.3%
Berkshire Hathaway, Inc., Class B (A)(B)	8,595	1,400,813
Insurance — 16.8%
American Equity Investment Life Holding Co.	7,325	$165,106
Enstar Group Ltd. (B)	2,500	494,250
Hartford Financial Services Group, Inc. (The)	13,080	623,262
Loews Corp. (A)	29,040	1,359,943
MetLife, Inc.	24,755	1,334,047
ProAssurance Corp.	2,810	157,922
Progressive Corp. (The)	14,530	515,815
Willis Towers Watson plc (A)	6,388	781,125
		5,431,470

IT Services — 0.7%
Vantiv, Inc., Class A (B)	4,085	243,548

REITS & Real Estate Management — 15.3%
Colony Capital, Inc. REIT, Class A	65,380	1,323,945
CubeSmart REIT	20,000	535,400
Essex Property Trust, Inc. REIT	1,160	269,700
iStar, Inc. REIT (A)(B)	125,578	1,553,400
Jones Lang LaSalle, Inc.	5,805	586,537
Public Storage REIT (A)	1,570	350,895
Tanger Factory Outlet Centers, Inc. REIT	9,190	328,818
		4,948,695

Total Common Stocks		$30,928,402

56 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Financial Long-Short Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Registered Investment Companies — 28.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (C)	1,077,677	$1,077,677
State Street Navigator Securities Lending I Portfolio, 0.92% (C)	8,086,604	8,086,604

Total Registered Investment Companies		$9,164,281

Total Investment Securities — 123.8%
(Cost $35,644,316) (D)		$40,092,683

Segregated Cash With Custodian — 18.4%		5,963,795

Securities Sold Short — (18.0)%
(Proceeds $4,591,886)		(5,812,602)

Net Other Assets (Liabilities) — (24.2)%		(7,851,323)

Net Assets — 100.0%		$32,392,553

(A)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $7,925,305.
(B)	Non-income producing security.
(C)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(D)	Represents cost for financial reporting purposes.

plc – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Financial Long-Short Fund
Schedule of Investments Sold Short
December 31, 2016

	Shares	Fair Value
Common Stocks — 18.0%
Banks, Thrifts & Mortgage Finance — 6.4%
Bank of Hawaii Corp.	8,290	$735,240
Washington Federal, Inc.	12,325	423,364
Westamerica Bancorp.	14,370	904,304
		2,062,908

Insurance — 8.9%
Cincinnati Financial Corp.	12,850	973,387
First American Financial Corp.	6,860	251,282
Hanover Insurance Group, Inc. (The)	5,270	479,623
Mercury General Corp.	9,160	551,524
Selective Insurance Group, Inc.	14,420	620,781
		2,876,597

IT Services — 1.2%
Western Union Co. (The)	18,245	396,281

REITS & Real Estate Management — 1.5%
Government Properties Income Trust REIT	25,010	476,816

Total Securities Sold Short — 18.0%
(Proceeds $4,591,886)		$5,812,602

Percentages disclosed are based on total net assets of the Fund at December 31, 2016.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 57

Diamond Hill Short Duration Total Return Fund
Schedule of Investments
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
U.S. Government Obligations — 1.8%
U.S. Treasury Notes — 1.8%
U.S. Treasury Notes	0.750%	03/31/18	$600,000	598,216
U.S. Treasury Notes	1.500%	08/31/18	1,000,000	1,006,105
U.S. Treasury Notes	1.125%	01/15/19	2,000,000	1,995,700

Total U.S. Government Obligations				$3,600,021

Mortgage-Backed Securities — 13.3%
Agency CMBS — 1.2%
FNMA, Pool FN AM6151	1.750%	04/01/19	961,224	968,280
FNMA, Pool FN AE0834	3.982%	01/01/21	311,198	330,666
FNMA, Pool FN 464279	4.300%	07/01/21	947,715	998,206
				2,297,152

Agency MBS CMO — 8.5%
FHLMC, Series 2720, Class PC	5.000%	12/15/23	61,504	65,676
FHLMC, Series 3318, Class DB	6.000%	05/15/27	1,066,098	1,197,209
FHLMC, Series 2814, Class PH	6.000%	06/15/34	442,390	507,838
FHLMC, Series 3187, Class Z	5.000%	07/15/36	358,947	391,365
FHLMC, Series 4316, Class DA	3.000%	02/15/39	960,105	971,529
FHLMC, Series 4119, Class LB	1.750%	06/15/39	528,304	523,695
FHLMC, Series 3903, Class QC	2.250%	03/15/41	572,571	577,435
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	85,647	95,213
FNMA, Series 2012-3, Class EA	3.500%	10/25/29	387,991	397,770
FNMA, Series 2002-86, Class PG	6.000%	12/25/32	417,763	475,531
FNMA, Series 2003-131, Class CH	5.500%	01/25/34	160,551	179,117
FNMA, Series 2006-9, Class KZ	6.000%	03/25/36	278,549	314,787
FNMA, Series 2007-B1, Class ZA	5.500%	04/25/37	187,295	208,886
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	525,443	554,500
FNMA, Series 2011-46, Class MB	4.000%	06/25/37	577,460	586,296
FNMA, Series 2010-50, Class ZA	4.500%	05/25/40	373,154	402,950
FNMA, Series 2010-71, Class HJ	5.500%	07/25/40	1,125,198	1,231,186
GNMA, Series 2011-71, Class ZC	5.500%	07/16/34	1,212,647	1,369,072
GNMA, Series 2007-6, Class LE	5.500%	02/20/37	849,927	935,131
GNMA, Series 2011-18, Class NA	4.000%	05/20/39	81,548	83,900
GNMA, Series 2011-166, Class LB	4.000%	05/16/40	1,743,167	1,811,335
GNMA, Series 2013-H04, Class BA	1.650%	02/20/63	2,876,728	2,850,969
GNMA, Series 2013-H07, Class JA	1.750%	03/20/63	910,878	906,819
GNMA, Series 2016-H11, Class FD (A)	1.630%	05/20/66	149,388	149,759
				16,787,968

Agency MBS CMO Derivatives — 1.3%
FHLMC, Series 3874, Class KI	4.500%	08/15/25	3,231,254	270,784
FHLMC, Series 3946, Class SB (A)	6.046%	10/15/26	662,581	91,117
FHLMC, Series 4518, Class CI	3.500%	06/15/42	6,000,920	817,107
FNMA, Series 2011-75, Class MI	3.500%	08/25/26	1,251,424	118,648
FNMA, Series 348, Class 11	6.000%	01/25/34	1,602,059	381,587
FNMA, Series 2010-44, Class CS (A)	5.793%	05/25/40	1,875,714	244,856
FNMA, Series 2011-14, Class PI	5.000%	06/25/40	1,401,995	182,402
FNMA, Series 2014-45, Class IO	4.000%	08/25/44	2,258,077	368,812
GNMA, Series 2005-47, Class SX (B)	5.110%	05/20/34	2,566,245	42,372
				2,517,685

58 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Mortgage-Backed Securities — 13.3% continued
Agency MBS Passthrough — 2.3%
FHLMC, Pool FG Z40026	5.500%	01/01/33	$767,642	$862,704
FHLMC, Pool FG G60257	5.500%	06/01/41	1,591,325	1,775,791
FNMA, Pool FN 725146	6.500%	07/01/19	87,901	90,837
FNMA, Pool FN MA0844	4.500%	08/01/31	841,071	905,222
FNMA, Pool FN MA0864	4.500%	10/01/31	956,677	1,030,042
				4,664,596

Total Mortgage-Backed Securities				$26,267,401

Asset-Backed Securities — 65.7%
ABS-Other — 13.5%
Gold Key Resorts LLC, Series 2014-A, Class A (B)	3.220%	03/17/31	456,610	453,491
Green Tree Agency Advance Funding Trust, Series 2016-T1, Class CT1 (B)	3.614%	10/15/48	1,000,000	992,030
Green Tree Agency Advance Funding Trust, Series 2016-T1, Class DT1 (B)	4.057%	10/15/48	1,500,000	1,488,135
Green Tree Agency Advance Funding Trust, Series 2015-T2, Class DT2 (B)	4.669%	10/15/48	1,756,000	1,750,223
Hero Funding Trust, Series 2016-3B, Class B (B)	5.240%	09/20/42	900,000	902,250
Hero Funding Trust, Series 2016-1R, Class A1 (B)	4.500%	09/21/42	1,900,000	1,881,150
Hero Funding Trust, Series 2016-4B, Class B (B)	4.990%	09/20/47	1,900,000	1,900,000
Nationstar HECM Loan Trust, Series 2016-3A, Class A (B)	2.012%	08/25/26	746,998	748,604
Nationstar HECM Loan Trust, Series 2016-3A, Class M1 (B)	3.147%	08/25/26	900,000	896,895
Nationstar HECM Loan Trust, Series 2016-3A, Class M2 (B)	5.682%	08/25/26	350,000	353,605
New Residential Advance Receivables Trust, Series 2016-T2, Class DT2 (B)	4.005%	10/15/49	1,354,000	1,339,975
New Residential Advance Receivables Trust, Series 2016-T2, Class ET2 (B)	5.573%	10/15/49	1,000,000	989,909
New Residential Advance Receivables Trust, Series 2016-T4, Class ET4 (B)	6.250%	12/15/50	2,500,000	2,477,550
NRZ Excess Spread Collateralized Notes, Series 2016-PLS2, Class A (B)	5.683%	07/25/21	1,409,801	1,408,391
Ocwen Master Advance Receivables Trust, Series 2015-T3, Class AT3 (B)	3.211%	11/15/47	188,000	187,961
Ocwen Master Advance Receivables Trust, Series 2015-T3, Class DT3 (B)	4.687%	11/15/47	800,000	806,000
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class AT1 (B)	2.520%	08/17/48	2,000,000	1,991,517
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class DT1 (B)	4.246%	08/17/48	1,900,000	1,880,398

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 59

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Asset-Backed Securities — 65.7% continued
ABS-Other — 13.5% continued
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class DT2 (B)	4.445%	08/16/49	$1,000,000	$997,188
OnDeck Asset Securitization Trust, Series 2016-1A, Class A (B)	4.210%	05/17/20	816,000	816,225
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class CT3 (B)	3.910%	07/15/47	809,000	809,612
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class DT3 (B)	4.430%	07/15/47	855,000	855,501
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class CT2 (B)	3.590%	11/15/49	650,000	644,833
				26,571,443

Agency MBS CMO — 0.1%
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	187,980	213,590

Auto Loan — 16.0%
American Credit Acceptance Receivables Trust, Series 2014-4, Class C (B)	4.250%	10/12/20	1,000,000	1,019,559
American Credit Acceptance Receivables Trust, Series 2016-3, Class B (B)	2.870%	08/12/22	900,000	891,309
American Credit Acceptance Receivables Trust, Series 2016-3, Class C (B)	4.260%	08/12/22	246,000	243,292
BMW Vehicle Lease Trust, Series 2016-2, Class A4	1.570%	02/20/20	750,000	743,636
California Republic Auto Receivables Trust, Series 2014-2, Class A4	1.570%	04/15/18	47,911	47,957
California Republic Auto Receivables Trust, Series 2013-2, Class A2	1.230%	03/15/19	21,120	21,124
California Republic Auto Receivables Trust, Series 2015-4, Class C (B)	4.230%	09/15/22	85,000	87,560
CPS Auto Trust, Series 2013-D, Class D (B)	5.540%	11/15/19	1,900,000	1,926,857
CPS Auto Trust, Series 2012-C, Class D (B)	5.110%	12/16/19	811,370	811,230
CPS Auto Trust, Series 2016-C, Class A (B)	1.620%	01/15/20	79,352	79,325
CPS Auto Trust, Series 2016-C, Class B (B)	2.480%	09/15/20	100,000	100,136
CPS Auto Trust, Series 2014-D, Class C (B)	4.350%	11/16/20	155,000	155,853
CPS Auto Trust, Series 2016-C, Class C (B)	3.270%	06/15/22	100,000	99,923
CPS Auto Trust, Series 2016-D, Class E (B)	6.860%	04/15/24	2,000,000	1,956,156
Drive Auto Receivables Trust, Series 2015-BA, Class C (B)	2.760%	07/15/21	520,000	523,292
DT Auto Owner Trust, Series 2016-1A, Class B (B)	2.790%	05/15/20	1,221,000	1,228,221
Exeter Automobile Receivables Trust, Series 2014-3A, Class B (B)	2.770%	11/15/19	1,275,000	1,277,994

60 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Asset-Backed Securities — 65.7% continued
Auto Loan — 16.0% continued
Exeter Automobile Receivables Trust, Series 2013-2A, Class D (B)	6.810%	08/17/20	$3,100,000	$3,197,981
Exeter Automobile Receivables Trust, Series 2016-3A, Class C (B)	4.220%	06/15/22	1,500,000	1,481,135
Exeter Automobile Receivables Trust, Series 2016-3A, Class D (B)	6.400%	07/17/23	1,400,000	1,370,510
Flagship Credit Auto Trust, Series 2016-3, Class A2 (B)	2.050%	11/15/20	1,000,000	996,319
Flagship Credit Auto Trust, Series 2016-3, Class D (B)	3.890%	11/15/22	450,000	440,840
Flagship Credit Auto Trust, Series 2016-3, Class E (B)	6.250%	10/15/23	350,000	344,452
Flagship Credit Auto Trust, Series 2016-4, Class E (B)	6.440%	01/16/24	1,000,000	977,508
GLS Auto Receivables Trust, Series 2015-1A, Class A (B)	2.250%	12/15/20	479,091	479,177
GM Financial Automobile Leasing Trust, Series 2016-3, Class C	2.380%	05/20/20	1,000,000	988,642
GO Financial Auto Securitization Trust, Series 2015-2, Class B (B)	4.800%	08/17/20	695,000	706,934
Honor Automobile Trust Securitization, Series 2016-1A, Class A (B)	2.940%	11/15/19	1,280,000	1,280,035
Honor Automobile Trust Securitization, Series 2016-1A, Class B (B)	5.760%	04/15/21	900,000	898,219
Honor Automobile Trust Securitization, Series 2016-1A, Class C (B)	8.050%	11/15/22	900,000	897,800
MMCA Automobile Trust, Series 2014-A, Class B (B)	1.920%	12/16/19	2,570,000	2,579,083
Navistar Financial Dealer Master Trust, Series 2016-1, Class D (A)(B)	3.891%	09/27/21	570,000	573,385
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3	1.180%	01/15/21	1,000,000	990,394
Prestige Auto Receivables Trust, Series 2015-1, Class D (B)	3.050%	04/15/21	100,000	98,123
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2A	1.380%	07/15/19	47,786	47,805
United Auto Credit Securitization Trust, Series 2016-2, Class B (B)	2.200%	05/10/19	950,000	948,027
United Auto Credit Securitization Trust, Series 2016-2, Class D (B)	3.580%	12/10/21	500,000	497,118

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 61

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Asset-Backed Securities — 65.7% continued
Auto Loan — 16.0% continued
United Auto Credit Securitization Trust, Series 2016-2, Class E (B)	5.500%	01/10/23	$500,000	$498,452
				31,505,363

Consumer — 15.7%
Avant Loans Funding Trust, Series 2016-B, Class A (B)	3.920%	08/15/19	1,213,492	1,218,003
Avant Loans Funding Trust, Series 2016-C, Class A (B)	2.960%	09/16/19	525,365	525,886
Avant Loans Funding Trust, Series 2015-A, Class A (B)	4.000%	08/16/21	722,340	723,972
Avant Loans Funding Trust, Series 2015-A, Class C (B)	7.750%	08/16/21	609,644	610,406
Citi Held for Asset Issuance, Series 2015-PM1, Class A (B)	1.850%	12/15/21	32,972	32,966
Citi Held for Asset Issuance, Series 2015-PM1, Class B (B)	2.930%	12/15/21	1,945,000	1,936,851
Citi Held for Asset Issuance, Series 2015-PM2, Class B (B)	4.000%	03/15/22	3,900,000	3,900,909
Citi Held for Asset Issuance, Series 2016-PM1, Class B (B)	7.670%	04/15/25	2,000,000	2,108,473
Conn Funding II LP, Series 2016-B, Class A (B)	3.730%	10/15/18	740,019	741,839
Consumer Installment Loan Trust, Series 2016-LD1, Class A (B)	3.960%	07/15/22	1,701,114	1,705,561
Earnest Student Loan Program, Series 2016-D, Class R (B)	0.000%	01/25/41	500,000	420,000
LendingClub Issuance Trust, Series 2016-NP1, Class A (B)	3.750%	06/15/22	1,032,933	1,038,056
LendingClub Issuance Trust, Series 2016-NP1, Class B (B)	6.500%	06/15/22	835,000	844,090
Lendmark Funding Trust, Series 2016-2A, Class C (B)	6.640%	04/21/25	2,900,000	2,848,390
MarketPlace Loan Trust, Series 2015-AV2, Class B (B)	5.750%	10/15/21	342,805	344,519
Marlette Funding Trust, Series 2016-1A, Class A (B)	3.060%	01/17/23	73,591	73,573
Marlette Funding Trust, Series 2016-1A, Class B (B)	4.780%	01/17/23	100,000	99,109
Murray Hill MarketPlace Trust, Series 2016-LC1, Class A (B)	4.190%	11/25/22	2,763,846	2,777,098
Murray Hill MarketPlace Trust, Series 2016-LC1, Class B (B)	6.150%	11/25/22	1,250,000	1,251,759
OneMain Financial Issuance Trust, Series 2014-2A, Class B (B)	3.020%	09/18/24	840,000	839,575
OneMain Financial Issuance Trust, Series 2015-1A, Class A (B)	3.190%	03/18/26	425,000	427,952
OneMain Financial Issuance Trust, Series 2016-1A, Class A (B)	3.660%	02/20/29	115,000	116,216
Oportun Funding IV LLC, Series 2016-C, Class B (B)	4.850%	11/08/21	1,500,000	1,489,587
Purchasing Power Funding, Series 2015-A, Class A2 (B)	4.750%	12/15/19	1,450,000	1,450,000

62 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Asset-Backed Securities — 65.7% continued
Consumer — 15.7% continued
SoFi Consumer Loan Program Trust, Series 2016-2A, Class A (B)	3.090%	10/27/25	$1,379,369	$1,377,969
SoFi Consumer Loan Program Trust, Series 2016-3, Class A (B)	3.050%	12/26/25	1,932,099	1,925,006
Springfield Funding Trust, Series 2015-AA, Class B (B)	3.620%	11/15/24	135,000	134,985
Verizon Owner Trust, Series 2016-1A, Class A (B)	1.420%	01/20/21	100,000	99,279
				31,062,029

Equipment — 4.1%
Ascentium Equipment Receivables Trust, Series 2016-2A, Class E (B)	6.790%	10/10/24	900,000	884,859
Axis Equipment Finance Receivables Trust, Series 2015-1A, Class A2 (B)	1.900%	03/20/20	327,875	328,120
Axis Equipment Finance Receivables Trust, Series 2016-1A, Class A (B)	2.210%	11/20/21	787,122	783,909
BCC Funding Corp., Series 2015-1, Class A2 (B)	2.224%	10/20/20	513,755	513,203
BCC Funding Corp., Series 2016-1, Class E (B)	6.000%	11/21/22	1,000,000	913,063
California Funding II Ltd., Series 2013-1A, Class A (B)	3.350%	03/27/28	1,187,500	1,160,541
CLI Funding LLC, Series 2014-1A, Class A (B)	3.290%	06/18/29	672,335	647,926
Global SC Finance SRL, Series 2014-1A, Class A2 (B)	3.090%	07/17/29	1,505,292	1,413,444
TAL Advantage LLC, Series 2014-1A, Class A (B)	3.510%	02/22/39	1,522,917	1,466,574
				8,111,639

Non-Agency CMBS — 6.5%
AMSR Trust, Series 2016-SFR1, Class C (A)(B)	2.986%	11/17/33	1,000,000	1,002,263
B2R Mortgage Trust, Series 2015-2, Class A (B)	3.336%	11/15/48	97,030	97,867
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (A)(B)	6.740%	11/15/33	3,900,000	3,900,030
Colony American Homes, Inc., Series 2015-1A, Class A (A)(B)	1.750%	07/17/32	313,429	313,797
Commercial Mortgage Trust, Series 2014-TWC, Class B (A)(B)	2.202%	02/13/32	1,040,000	1,040,000
Commercial Mortgage Trust, Series 2014-TWC, Class D (A)(B)	2.930%	02/13/32	1,300,000	1,293,604
Cosmopolitan Hotel Trust, Series 2016-CSM0, Class D (A)(B)	4.203%	11/15/33	900,000	905,075
FirstKey Lending Trust, Series 2015-SFR1, Class A (B)	2.553%	03/09/47	571,164	568,216
Morgan Stanley REMIC Trust, Series 2012-XA, Class A (B)	2.000%	07/27/49	38,819	38,597
Prime Finance Partners III, Series 2015-2, Class A (A)(B)	2.157%	07/14/34	1,874,364	1,872,537

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 63

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Asset-Backed Securities — 65.7% continued
Non-Agency CMBS — 6.5% continued
Progress Residential Trust, Series 2016-SFR1, Class B (A)(B)	2.736%	09/17/18	$100,000	$100,722
Progress Residential Trust, Series 2016-SFR1, Class C (A)(B)	3.236%	09/17/18	100,000	101,198
Progress Residential Trust, Series 2015-SFR3, Class A (B)	3.067%	11/12/32	99,781	99,719
Progress Residential Trust, Series 2015-SFR3, Class D (B)	4.673%	11/12/32	135,000	137,659
RAIT Trust, Series 2016-FL6, Class B (A)(B)	3.179%	11/13/31	1,400,000	1,400,112
				12,871,396

Non-Agency MBS CMO — 9.4%
CAM Mortgage Trust, Series 2016-2, Class A1 (B)	3.250%	06/15/57	3,581,450	3,555,970
CAM Mortgage Trust, Series 2016-2, Class A2 (B)	5.000%	06/15/57	400,000	394,718
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A3 (A)	2.910%	08/25/34	28,920	28,940
COLT Funding LLC, Series 2016-2, Class M1 (B)	5.500%	09/25/46	750,000	755,900
First Horizon Mortgage Pass-Through Trust, Series 2005-AR1, Class 2A2 (A)	2.921%	04/25/35	377,513	376,378
MASTR Alternative Loans Trust, Series 2004-5, Class 5A1	4.750%	06/25/19	7,344	7,374
MLCC Mortgage Investors, Inc., Series 2004-C, Class B1 (A)	1.491%	07/25/29	1,246,118	1,069,916
Pretium Mortgage Credit Partners, Series 2016-NPL6, Class A1 (B)	3.500%	10/27/31	879,325	880,195
RiverView HECM Trust, Series 2007-1, Class A (A)(B)	1.090%	05/25/47	163,327	130,151
Sequoia Mortgage Trust, Series 2003-1, Class 1A (A)	1.499%	04/20/33	293,349	275,533
Vericrest Opportunity Loan Transferee, Series 2016-NPL3, Class A1 (B)	4.250%	03/26/46	1,512,819	1,524,498
Vericrest Opportunity Loan Transferee, Series 2016-NPL8, Class A1 (B)	3.500%	07/25/46	95,228	94,896
Vericrest Opportunity Loan Transferee, Series 2016-NPL8, Class A2 (B)	6.125%	07/25/46	100,000	98,705
Vericrest Opportunity Loan Transferee, Series 2016-NP10, Class A1 (B)	3.500%	09/25/46	887,963	885,534
Vericrest Opportunity Loan Transferee, Series 2016-NPL9, Class A1 (B)	3.500%	09/25/46	1,845,227	1,840,924
Vericrest Opportunity Loan Transferee, Series 2016-NP10, Class A2 (B)	5.875%	09/25/46	926,000	921,674

64 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Asset-Backed Securities — 65.7% continued
Non-Agency MBS CMO — 9.4% continued
Vericrest Opportunity Loan Transferee, Series 2015-NPL6, Class A1 (B)	3.500%	02/25/55	$142,997	$142,920
Vericrest Opportunity Loan Transferee, Series 2015-NPL4, Class A2 (B)	4.250%	02/25/55	4,236,900	4,153,174
Wells Fargo Mortgage Backed Securities, Series 2003-H, Class A1 (A)	3.024%	09/25/33	399,069	399,637
Wells Fargo Mortgage Backed Securities, Series 2004-EE, Class 2A1 (A)	3.034%	12/25/34	13,986	14,082
Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 2A1 (A)	3.009%	06/25/35	639,485	657,655
Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 2A2 (A)	3.009%	06/25/35	282,126	289,875
				18,498,649

Student Loan — 0.4%
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (B)	2.680%	07/25/35	804,162	788,636

Total Asset-Backed Securities				$129,202,745

Corporate Bonds — 16.0%
Banking — 6.9%
Bank of America Corp.	6.100%	06/15/17	790,000	806,048
Bank of America Corp.	6.875%	04/25/18	140,000	148,787
Bank of Montreal	1.350%	08/28/18	425,000	422,910
Bank of Nova Scotia	1.650%	06/14/19	35,000	34,665
Canadian Imperial Bank	1.600%	09/06/19	425,000	420,568
Capital One North America	1.850%	09/13/19	500,000	494,087
Citigroup, Inc.	2.350%	08/02/21	500,000	488,649
Citigroup, Inc.	2.900%	12/08/21	750,000	747,247
Commonwealth Bank of Australia (B)	1.375%	09/06/18	425,000	422,147
Danske Bank A/S (B)	1.650%	09/06/19	500,000	492,442
Fifth Third Bancorp (A)	1.587%	09/27/19	500,000	500,133
Goldman Sachs Group, Inc.	2.300%	12/13/19	225,000	224,790
JPMorgan Chase & Co.	2.250%	01/23/20	50,000	49,851
JPMorgan Chase & Co.	2.550%	10/29/20	1,000,000	998,489
JPMorgan Chase & Co. (A)	1.941%	01/15/23	400,000	401,427
Key Banc NA	1.600%	08/22/19	750,000	739,392
Mizuho Financial Group	2.273%	09/13/21	500,000	485,051
Morgan Stanley	2.650%	01/27/20	481,000	482,963
Murray Street Investment Trust I	4.647%	03/09/17	1,000,000	1,005,210
Nordea Bank AB (A)(B)	1.457%	09/30/19	250,000	250,069
PNC Bank NA	1.450%	07/29/19	350,000	345,084
Popular, Inc.	7.000%	07/01/19	100,000	103,125
Rabobank Nederland NY	2.250%	01/14/20	300,000	299,783
Royal Bank of Canada (C)	1.500%	07/29/19	220,000	217,121
Skandinaviska Enskilda Banken AB	1.500%	09/13/19	500,000	491,382
Svenska Handelsbanken AB (D)	1.500%	09/06/19	500,000	492,079
Synovus Financial Corp.	7.875%	02/15/19	175,000	192,063
Toronto-Dominion Bank	1.450%	09/06/18	450,000	447,829
Toronto-Dominion Bank	1.450%	08/13/19	20,000	19,704
Wells Fargo Bank NA (A)	1.450%	11/28/18	1,000,000	1,000,192
Westpac Banking Corp.	1.600%	08/19/19	425,000	419,747
				13,643,034

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 65

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Corporate Bonds — 16.0% continued
Capital Goods — 0.2%
Stanley Black & Decker, Inc.	1.622%	11/17/18	$420,000	$417,330

Communications — 0.4%
American Tower Corp.	2.250%	01/15/22	250,000	239,226
Cogent Communications Holdings, Inc. (B)	5.375%	03/01/22	25,000	25,813
Crown Castle International Corp. (C)	2.250%	09/01/21	425,000	410,780
Deutsche Telekom International Finance (B)(C)	1.500%	09/19/19	200,000	196,687
				872,506

Consumer Cyclical — 2.7%
American Honda Finance	1.700%	09/09/21	650,000	626,692
BMW U.S. Capital LLC (B)(C)	1.450%	09/13/19	225,000	222,252
CCM Merger, Inc. (B)	9.125%	05/01/19	170,000	176,800
Cimpress NV (B)	7.000%	04/01/22	150,000	153,000
Daimler Finance NA LLC (B)	1.750%	10/30/19	350,000	345,355
Daimler Finance NA LLC (B)	1.125%	03/10/17	850,000	849,810
Ford Motor Credit Co. LLC	1.724%	12/06/17	750,000	749,385
Ford Motor Credit Co. LLC	1.897%	08/12/19	500,000	491,728
General Motors Financial Co.	2.350%	10/04/19	1,000,000	987,782
General Motors Financial Co.	3.200%	07/06/21	25,000	24,769
Greektown Holdings LLC (B)	8.875%	03/15/19	100,000	105,125
Isle of Capri Casinos, Inc.	8.875%	06/15/20	50,000	52,500
Nissan Motor Acceptance (B)	1.550%	09/13/19	425,000	418,396
Station Casinos LLC	7.500%	03/01/21	150,000	157,125
				5,360,719

Consumer Non-Cyclical — 0.4%
Abbott Laboratories (C)	2.350%	11/22/19	500,000	500,342
Mondelēz International, Inc. (B)(C)	1.625%	10/28/19	250,000	244,954
				745,296
Electric — 1.5%
Appalachian Power Co.	5.000%	06/01/17	1,097,000	1,111,725
Nevada Power Co.	6.500%	08/01/18	1,000,000	1,075,114
NextEra Energy, Inc.	1.649%	09/01/18	215,000	214,287
Sempra Energy	1.625%	10/07/19	370,000	365,055
Southern Power Co.	1.950%	12/15/19	250,000	247,487
				3,013,668

Energy — 1.0%
ConocoPhillips Co.	1.050%	12/15/17	800,000	795,856
Energen Corp.	4.625%	09/01/21	125,000	125,313
Shell International Finance	1.375%	09/12/19	500,000	492,755
Sinopec Group Overseas Development Ltd. (B)	1.750%	09/29/19	500,000	491,819
				1,905,743

Finance Companies — 0.7%
American Express Credit Corp.	1.700%	10/30/19	900,000	890,779
Ares Capital Corp.	3.625%	01/19/22	200,000	193,698
IBCIL Finance Co. Ltd. (B)	2.125%	09/29/19	200,000	197,583
Nationstar Mortgage/Capital Corp.	6.500%	06/01/22	100,000	99,500
				1,381,560

Insurance — 1.2%
Jackson National Life Global Funding (B)	2.100%	10/25/21	200,000	194,977
Met Life Global Funding I (B)	1.350%	09/14/18	850,000	844,410
New York Life Global Funding (B)	1.500%	10/24/19	500,000	493,062
Pricoa Global Funding I (B)	1.450%	09/13/19	350,000	344,605
Principal Life Global Funding II (B)	2.375%	11/21/21	400,000	394,112
				2,271,166

REITS — 0.1%
Realty Income Corp.	6.750%	08/15/19	150,000	167,564

66 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Short Duration Total Return Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Par Value	Fair Value
Corporate Bonds — 16.0% continued
Technology — 0.7%
Cisco Systems, Inc.	1.850%	09/20/21	$900,000	$877,781
Microsoft Corp.	1.100%	08/08/19	500,000	493,053
				1,370,834

Transportation — 0.2%
Allegiant Travel Co.	5.500%	07/15/19	100,000	103,000
American Airlines Pass-Through Trust, Class B, Series 2013-1 (B)	5.625%	01/15/21	166,033	171,844
Continental Airlines Pass-Through Trust, Class B, Series 2012-1	6.250%	10/11/21	112,921	117,156
U.S. Airways Pass-Through Trust, Class B, Series 2013-1	5.375%	05/15/23	87,465	92,713
				484,713

Total Corporate Bonds				$31,634,133

	Shares	Fair Value
Registered Investment Companies — 4.0%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (A)	5,982,853	$5,982,853
State Street Navigator Securities Lending I Portfolio, 0.92% (A)	1,989,313	1,989,313

Total Registered Investment Companies		$7,972,166

Total Investment Securities — 100.8%
(Cost $199,676,857) (D)		$199,096,466

Net Other Assets (Liabilities) — (0.8)%		(1,640,004)

Net Assets — 100.0%		$197,456,462

(A)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(B)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2016 was $130,485,469, representing 66.1% of net assets.
(C)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $1,939,485.
(D)	Represents cost for financial reporting purposes.

NV - Naamloze Vennootschap

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 67

Diamond Hill Core Bond Fund
Schedule of Investments
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
U.S. Government Obligations — 17.9%
U.S. Treasury Bonds — 3.1%
U.S. Treasury Bonds	1.500%	03/31/23	$500,000	$479,863
U.S. Treasury Bonds	4.250%	05/15/39	100,000	121,192
U.S. Treasury Bonds	3.875%	08/15/40	300,000	343,806
U.S. Treasury Bonds	2.750%	11/15/42	300,000	282,745
				1,227,606

U.S. Treasury Notes — 11.7%
U.S. Treasury Notes	0.750%	03/31/18	200,000	199,405
U.S. Treasury Notes	1.125%	01/15/19	150,000	149,678
U.S. Treasury Notes	1.375%	04/30/21	300,000	294,030
U.S. Treasury Notes	1.625%	11/15/22	1,000,000	972,100
U.S. Treasury Notes	2.000%	11/30/22	1,000,000	992,122
U.S. Treasury Notes	1.625%	04/30/23	100,000	96,604
U.S. Treasury Notes	2.500%	05/15/24	250,000	253,419
U.S. Treasury Notes	2.250%	11/15/24	250,000	248,136
U.S. Treasury Notes	2.000%	08/15/25	950,000	918,910
U.S. Treasury Notes	2.250%	11/15/25	100,000	98,574
U.S. Treasury Notes	1.625%	02/15/26	300,000	279,882
U.S. Treasury Notes	4.250%	11/15/40	100,000	121,182
				4,624,042

U.S. Treasury STRIPS — 3.1%
U.S. Treasury STRIPS	0.000%	02/15/25	200,000	163,358
U.S. Treasury STRIPS	0.000%	05/15/28	1,000,000	731,018
U.S. Treasury STRIPS	0.000%	11/15/31	150,000	97,477
U.S. Treasury STRIPS	0.000%	02/15/33	300,000	186,749
U.S. Treasury STRIPS	0.000%	08/15/41	150,000	68,029
				1,246,631

Total U.S. Government Obligations				$7,098,279

Mortgage-Backed Securities — 30.3%
Agency CMBS — 7.8%
FHLMC, Series KP02, Class A2	2.355%	04/25/21	200,000	200,874
FHLMC, Series X2FX, Class A1	2.185%	11/25/22	297,254	293,042
FNMA, Pool FN AE0834	3.982%	01/01/21	77,800	82,667
FNMA, Pool FN 468272 (A)	3.830%	07/01/21	168,828	179,823
FNMA, Series 2012-M8, Class A2	2.349%	05/25/22	115,000	113,428
FNMA, Series 2015-M3, Class A2	2.722%	10/25/24	200,000	197,916
FNMA, Pool FN AM8674	2.810%	04/01/25	200,000	198,509
FNMA, Pool FN AM8846	2.680%	05/01/25	389,572	384,669
FNMA, Pool FN AN0262	2.810%	11/01/25	491,625	488,415
FNMA, Pool FN AN2213 (A)	2.810%	07/01/26	700,000	690,390
FNMA, Pool FN AM8188	2.640%	03/01/27	256,552	249,680
				3,079,413

Agency MBS CMO — 17.3%
FHLMC, Series 2646, Class ZH	5.000%	07/15/33	97,657	101,240
FHLMC, Series 2814, Class PH	6.000%	06/15/34	88,478	101,568
FHLMC, Series 379, Class 1	0.000%	05/25/37	165,226	148,945
FHLMC, Series 3687, Class CB	2.500%	11/15/38	128,728	130,384
FHLMC, Series 4119, Class LB	1.750%	06/15/39	93,230	92,417
FHLMC, Series 3605, Class PB	4.500%	11/15/39	100,000	108,985
FHLMC, Series 3617, Class PC	4.500%	12/15/39	109,000	119,654
FNMA, Series 1994-4, Class ZC	6.500%	01/25/24	90,929	101,084
FNMA, Series 2012-17, Class BC	3.500%	03/25/27	1,000,000	1,040,217
FNMA, Series 2004-17, Class BA	6.000%	04/25/34	204,117	243,409
FNMA, Series 2005-3, Class CG	5.500%	02/25/35	211,000	228,923

68 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Mortgage-Backed Securities — 30.3% continued
Agency MBS CMO — 17.3% continued
FNMA, Series 2005-68, Class PG	5.500%	08/25/35	$69,081	$76,570
FNMA, Series 2007-39, Class NB	4.250%	05/25/37	260,357	274,755
FNMA, Series 2010-2, Class LC	5.000%	02/25/40	200,000	224,109
FNMA, Series 2010-50, Class ZA	4.500%	05/25/40	124,385	134,317
FNMA, Series 2010-71, Class HJ	5.500%	07/25/40	95,898	104,931
FNMA, Series 2011-14, Class PB	5.000%	03/25/41	570,000	640,771
FNMA, Series 2011-57, Class PD	4.000%	07/25/41	321,407	338,143
FNMA, Series 2013-35, Class LP	3.000%	01/25/43	176,000	171,888
FNMA, Series 2013-35, Class CV	3.000%	02/25/43	350,000	339,276
GNMA, Series 2004-49, Class MZ	6.000%	06/20/34	276,809	327,782
GNMA, Series 2011-71, Class ZC	5.500%	07/16/34	185,846	209,820
GNMA, Series 2005-13, Class BG	5.000%	02/20/35	170,000	191,456
GNMA, Series 2015-123, Class VB	3.500%	09/20/35	100,000	103,290
GNMA, Series 2009-2, Class PA	5.000%	12/20/38	174,743	188,026
GNMA, Series 2010-105, Class B	5.000%	08/20/40	300,000	330,339
GNMA, Series 2013-37, Class F (A)	1.009%	03/20/43	101,031	100,197
GNMA, Series 2015-179, Class ZB	2.500%	02/20/45	50,542	40,537
GNMA, Series 2014-H14, Class FA (A)	1.030%	07/20/64	185,561	184,426
GNMA, Series 2014-H15, Class FA (A)	1.030%	07/20/64	128,323	127,454
GNMA, Series 2016-H11, Class FD (A)	1.630%	05/20/66	339,609	340,452
				6,865,365

Agency MBS CMO Derivatives — 1.1%
FHLMC, Series 3874, Class KI	4.500%	08/15/25	871,926	73,069
FHLMC, Series 3318, Class AO	0.000%	05/15/37	20,975	19,509
FHLMC, Series 4518, Class CI	3.500%	06/15/42	789,595	107,514
FNMA, Series 348, Class 11	6.000%	01/25/34	228,590	54,447
FNMA, Series 390, Class 32	6.500%	12/25/34	354,967	82,697
FNMA, Series 2010-44, Class CS (A)	5.793%	05/25/40	267,959	34,979
FNMA, Series 2011-14, Class PI	5.000%	06/25/40	489,281	63,656
GNMA, Series 2008-40, Class SA (A)	5.692%	05/16/38	130,477	21,763
				457,634

Agency MBS Pass-Through — 3.4%
FHLMC, Pool FG G15101	3.500%	10/01/28	292,774	307,040
FHLMC, Pool FG G06085	6.500%	09/01/38	218,024	246,496
FNMA, Pool FN 2257132	5.000%	03/01/28	309,456	336,834
FNMA, Pool FN MA0844	4.500%	08/01/31	84,107	90,522
FNMA, Pool FN AT7120	3.500%	06/01/33	359,131	372,890
				1,353,782

Non-Agency CMBS — 0.7%
FREMF Mortgage Trust, Series 2016-K723, Class B	3.582%	11/25/23	150,000	139,102
FREMF Mortgage Trust, Series 2016-K57, Class C (A)(B)	4.052%	08/25/49	100,000	78,703
FREMF Mortgage Trust, Series 2016-K59, Class C (B)	3.575%	11/25/49	100,000	75,950
				293,755

Total Mortgage-Backed Securities				$12,049,949

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 69

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Asset-Backed Securities — 25.9%
ABS-Other — 4.7%
Green Tree Agency Advance Funding Trust, Series 2015-T2, Class DT2 (B)	4.669%	10/15/48	$100,000	$99,671
Hero Funding Trust, Series 2016-3B, Class B (B)	5.240%	09/20/42	100,000	100,250
Hero Funding Trust, Series 2016-1R, Class A1 (B)	4.500%	09/21/42	100,000	99,008
Hero Funding Trust, Series 2016-4A, Class A1 (B)	3.570%	09/20/47	200,000	200,000
Hero Funding Trust, Series 2016-4B, Class B (B)	4.990%	09/20/47	100,000	100,000
Nationstar HECM Loan Trust, Series 2016-3A, Class A (B)	2.012%	08/25/26	165,999	166,356
Nationstar HECM Loan Trust, Series 2016-3A, Class M1 (B)	3.147%	08/25/26	100,000	99,655
New Residential Advance Receivables Trust, Series 2016-T4, Class DT4 (B)	4.386%	12/15/50	200,000	198,440
Ocwen Master Advance Receivables Trust, Series 2015-T3, Class AT3 (B)	3.211%	11/15/47	100,000	99,979
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class AT1 (B)	2.520%	08/17/48	100,000	99,576
Ocwen Master Advance Receivables Trust, Series 2016-T1, Class DT1 (B)	4.246%	08/17/48	100,000	98,968
OnDeck Asset Securitization Trust, Series 2016-1A, Class A (B)	4.210%	05/17/20	150,000	150,041
Social Professional Loan Program, Series 2016-C, Class A2B (B)	2.360%	12/27/32	260,000	255,808
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class CT2 (B)	3.590%	11/15/49	100,000	99,205
				1,866,957

Agency MBS CMO — 0.3%
Vendee Mortgage Trust, Series 1995-3, Class 1Z	7.250%	09/15/25	93,990	106,795

Auto Loan — 5.0%
American Credit Acceptance Receivables Trust, Series 2016-3, Class B (B)	2.870%	08/12/22	100,000	99,034
California Republic Auto Receivables Trust, Series 2014-3, Class A4	1.790%	03/16/20	50,000	50,193
California Republic Auto Receivables Trust, Series 2015-4, Class C (B)	4.230%	09/15/22	100,000	103,012
CarFinance Capital LLC, Series 2014-2A, Class A (B)	1.440%	11/16/20	95,443	95,435
CPS Auto Trust, Series 2015-B, Class A (B)	1.650%	11/15/19	50,887	50,915
CPS Auto Trust, Series 2016-C, Class A (B)	1.620%	01/15/20	79,352	79,325
CPS Auto Trust, Series 2016-C, Class B (B)	2.480%	09/15/20	100,000	100,136
CPS Auto Trust, Series 2016-C, Class C (B)	3.270%	06/15/22	100,000	99,923

70 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Asset-Backed Securities — 25.9% continued
Auto Loan — 5.0% continued
Credit Acceptance Auto Loan Trust, Series 2015-2A, Class C (B)	3.760%	02/15/24	$250,000	$248,083
DT Auto Owner Trust, Series 2016-2A, Class A (B)	1.730%	08/15/19	122,140	122,018
Flagship Credit Auto Trust, Series 2016-3, Class A2 (B)	2.050%	11/15/20	100,000	99,632
Flagship Credit Auto Trust, Series 2016-3, Class D (B)	3.890%	11/15/22	50,000	48,982
Ford Credit Auto Owner Trust, Series 2016-1, Class A (B)	2.310%	08/15/27	300,000	299,132
Honor Automobile Trust Securitization, Series 2016-1A, Class A (B)	2.940%	11/15/19	100,000	100,003
Honor Automobile Trust Securitization, Series 2016-1A, Class B (B)	5.760%	04/15/21	100,000	99,802
Prestige Auto Receivables Trust, Series 2015-1, Class D (B)	3.050%	04/15/21	100,000	98,123
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2A	1.380%	07/15/19	147,033	147,093
United Auto Credit Securitization Trust, Series 2016-2, Class B (B)	2.200%	05/10/19	50,000	49,896
				1,990,737

Consumer — 3.5%
Avant Loans Funding Trust, Series 2016-B, Class A (B)	3.920%	08/15/19	63,868	64,105
Avant Loans Funding Trust, Series 2016-C, Class A (B)	2.960%	09/16/19	92,712	92,803
Avant Loans Funding Trust, Series 2015-A, Class A (B)	4.000%	08/16/21	78,855	79,034
Citi Held For Asset Issuance, Series 2015-PM2, Class B (B)	4.000%	03/15/22	100,000	100,023
GLC II Trust, Series 2014-A, Class A (B)	4.000%	12/18/20	86,958	85,327
LendingClub Issuance Trust, Series 2016-NP1, Class B (B)	6.500%	06/15/22	250,000	252,722
Lendmark Funding Trust, Series 2016-2A, Class C (B)	6.640%	04/21/25	100,000	98,220
Marlette Funding Trust, Series 2016-1A, Class A (B)	3.060%	01/17/23	73,591	73,573
OneMain Financial Issuance Trust, Series 2016-2A, Class A (B)	4.100%	03/20/28	100,000	101,931
Purchasing Power Funding, Series 2015-A, Class A2 (B)	4.750%	12/15/19	250,000	250,000
SoFi Consumer Loan Program Trust, Series 2016-2A, Class A (B)	3.090%	10/27/25	86,211	86,123
Verizon Owner Trust, Series 2016-1A, Class A (B)	1.420%	01/20/21	100,000	99,279
				1,383,140

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 71

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Asset-Backed Securities — 25.9% continued
Equipment — 1.1%
Axis Equipment Finance Receivables Trust, Series 2016-1A, Class A (B)	2.210%	11/20/21	$93,261	$92,880
BCC Funding Corp., Series 2015-1, Class A2 (B)	2.224%	10/20/20	59,462	59,399
California Funding II Ltd., Series 2013-1A, Class A (B)	3.350%	03/27/28	62,500	61,081
CLI Funding LLC, Series 2014-1A, Class A (B)	3.290%	06/18/29	74,704	71,992
Global SC Finance SRL, Series 2014-1A, Class A2 (B)	3.090%	07/17/29	75,833	71,206
TAL Advantage LLC, Series 2014-1A, Class A (B)	3.510%	02/22/39	71,667	69,015
				425,573

Non-Agency CMBS — 7.0%
American Homes 4 Rent, Series 2014-SFR2, Class D (B)	5.149%	10/17/36	500,000	523,175
American Homes 4 Rent, Series 2014-SFR2, Class D (B)	3.678%	12/17/36	144,766	147,803
American Homes 4 Rent, Series 2015-SFR1, Class A (B)	3.467%	04/17/52	125,093	125,727
Bancorp Commercial Mortgage Trust (The), Series 2016-CRE1, Class D (B)(C)	6.740%	11/15/33	100,000	100,001
Barclays Commercial Mortgage Securities, Series 2016-ETC, Class A (B)	2.937%	08/14/36	100,000	96,531
BB-UBS Trust, Series 2012-SHOW, Class A (B)	3.430%	11/05/36	100,000	101,053
Colony American Finance Ltd., Series 2016-2, Class B (B)	3.141%	11/15/48	150,000	144,556
Commercial Mortgage Trust, Series 2014-TWC, Class A (B)(C)	1.530%	02/13/32	265,000	265,000
Commercial Mortgage Trust, Series 2014-TWC, Class B (B)(C)	2.202%	02/13/32	100,000	100,000
Cosmopolitan Hotel Trust, Series 2016-CSM0, Class D (B)(C)	4.203%	11/15/33	100,000	100,564
FirstKey Lending Trust, Series 2015-SFR1, Class A (B)	2.553%	03/09/47	95,994	95,499
Prime Finance Partners III, Series 2015-2, Class A (B)(C)	2.157%	07/14/34	144,627	144,486
Progress Residential Trust, Series 2015-SFR2, Class A (B)	2.740%	06/12/32	228,747	227,057
Progress Residential Trust, Series 2015-SFR3, Class A (B)	3.067%	11/12/32	214,530	214,396
Progress Residential Trust, Series 2015-SFR3, Class D (B)	4.673%	11/12/32	100,000	101,970
Progress Residential Trust, Series 2016-SFR1, Class A (B)(C)	2.050%	09/17/33	99,766	100,636
RAIT Trust, Series 2016-FL6, Class B (B)(C)	3.179%	11/13/31	100,000	100,008
Tricon American Homes, Series 2016-SFR1, Class C (B)	3.487%	11/17/33	100,000	97,296
				2,785,758

72 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Asset-Backed Securities — 25.9% continued
Non-Agency MBS CMO — 2.8%
CAM Mortgage Trust, Series 2016-2, Class A1 (B)	3.250%	06/15/57	$188,497	$187,156
Mill City Mortgage Trust, Series 2016-1, Class M1 (B)	3.150%	04/25/57	150,000	141,827
Pretium Mortgage Credit Partners, Series 2016-NPL6, Class A1 (B)	3.500%	10/27/31	97,703	97,799
Structured Asset Securities Corp., Series 2003-37A, Class 2A (C)	2.902%	12/25/33	26,050	25,868
Vericrest Opportunity Loan Transferee, Series 2016-NPL3, Class A1 (B)	4.250%	03/26/46	79,622	80,237
Vericrest Opportunity Loan Transferee, Series 2016-NPL8, Class A1 (B)	3.500%	07/25/46	95,228	94,896
Vericrest Opportunity Loan Transferee, Series 2016-NP10, Class A1 (B)	3.500%	09/25/46	98,663	98,393
Vericrest Opportunity Loan Transferee, Series 2016-NPL9, Class A1 (B)	3.500%	09/25/46	97,117	96,891
Vericrest Opportunity Loan Transferee, Series 2015-NPL6, Class A1 (B)	3.500%	02/25/55	28,599	28,584
WaMu Mortgage Pass-Through Certificate, Series 2003-AR11, Class A6 (C)	2.828%	10/25/33	32,338	32,480
Wells Fargo Mortgage Backed Securities, Series 2003-H, Class A1 (C)	3.024%	09/25/33	101,245	101,389
Wells Fargo Mortgage Backed Securities, Series 2004-EE, Class 2A1 (C)	3.034%	12/25/34	20,979	21,123
Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 2A2 (C)	3.009%	06/25/35	94,042	96,625
				1,103,268

Student Loan — 1.5%
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (B)	2.680%	07/25/35	206,785	202,792
Social Professional Loan Porgram, Series 2016-E, Class C (B)	4.430%	10/25/41	200,000	196,254
Social Professional Loan Program, Series 2015-B, Class A2 (B)	2.510%	09/27/32	221,760	220,954
				620,000

Total Asset-Backed Securities				$10,282,228

Corporate Bonds — 20.4%
Banking — 5.0%
Bank of Montreal	1.350%	08/28/18	75,000	74,631
Bank of New York Mellon Corp. (The)	3.000%	10/30/28	100,000	94,913
Bank of Nova Scotia	1.650%	06/14/19	65,000	64,377
Canadian Imperial Bank	1.600%	09/06/19	75,000	74,218
Capital One Financial Corp.	3.750%	07/28/26	100,000	96,799
Citigroup, Inc.	3.300%	04/27/25	100,000	97,844
Citigroup, Inc.	4.125%	07/25/28	100,000	98,618
Commonwealth Bank of Australia (B)	1.375%	09/06/18	75,000	74,496

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 73

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 20.4% continued
Banking — 5.0% continued
Goldman Sachs Group, Inc.	2.300%	12/13/19	$25,000	$24,977
Goldman Sachs Group, Inc.	3.500%	01/23/25	80,000	78,836
Goldman Sachs Group, Inc.	3.500%	11/16/26	100,000	97,950
Huntington Bancshares, Inc.	2.300%	01/14/22	100,000	96,891
JPMorgan Chase & Co.	2.250%	01/23/20	100,000	99,702
JPMorgan Chase & Co. (A)	1.941%	01/15/23	100,000	100,357
JPMorgan Chase & Co.	4.250%	10/01/27	70,000	71,807
Key Bank NA (C)	2.500%	11/22/21	250,000	248,162
Morgan Stanley	3.700%	10/23/24	100,000	101,067
Morgan Stanley	3.125%	07/27/26	100,000	95,396
Royal Bank of Canada	1.500%	07/29/19	30,000	29,607
Synovus Financial Corp.	7.875%	02/15/19	25,000	27,438
Toronto-Dominion Bank	1.450%	09/06/18	50,000	49,759
Toronto-Dominion Bank	1.450%	08/13/19	30,000	29,555
Wells Fargo & Co.	3.550%	09/29/25	100,000	99,699
Westpac Banking Corp.	1.600%	08/19/19	75,000	74,073
				2,001,172

Capital Goods — 1.1%
General Electric Capital Corp.	6.750%	03/15/32	100,000	132,943
Illinois Tool Works, Inc.	2.650%	11/15/26	100,000	95,442
L-3 Communications Corp.	3.850%	12/15/26	50,000	49,626
Lennox International, Inc.	3.000%	11/15/23	100,000	96,975
Stanley Black & Decker, Inc.	1.622%	11/17/18	80,000	79,491
				454,477

Communications — 1.9%
American Tower Corp.	2.250%	01/15/22	50,000	47,845
AT&T, Inc. (C)	4.500%	05/15/35	100,000	96,470
Charter Communications Operating LLC	6.834%	10/23/55	150,000	175,520
Comcast Corp.	6.950%	08/15/37	100,000	136,182
Crown Castle International Corp. (C)	2.250%	09/01/21	75,000	72,491
Time Warner, Inc.	3.800%	02/15/27	100,000	99,122
Verizon Communications, Inc.	5.050%	03/15/34	100,000	105,154
				732,784

Consumer Cyclical — 1.9%
American Honda Finance	1.700%	09/09/21	100,000	96,414
BMW U.S. Capital LLC (B)(C)	1.450%	09/13/19	25,000	24,695
Daimler Finance NA LLC (B)	1.750%	10/30/19	150,000	148,009
Ford Motor Co. (C)	4.346%	12/08/26	100,000	100,905
Ford Motor Co.	7.450%	07/16/31	75,000	93,965
General Motors Financial Co.	3.200%	07/06/21	35,000	34,677
General Motors Financial Co. (C)	4.000%	10/06/26	100,000	96,074
Home Depot, Inc.	3.500%	09/15/56	100,000	87,317
Nissan Motor Acceptance (B)	1.550%	09/13/19	75,000	73,835
				755,891

Consumer Non-Cyclical — 1.5%
Abbott Laboratories	4.750%	11/30/36	100,000	101,503
Actavis Funding SCS	4.550%	03/15/35	100,000	98,829
Anheuser-Busch InBev SA/NV	4.700%	02/01/36	100,000	105,152
Kroger Co.	2.650%	10/15/26	100,000	92,762
PepsiCo, Inc.	2.375%	10/06/26	100,000	94,499
Thermo Fisher Scientific, Inc.	2.950%	09/19/26	100,000	94,172
				586,917

Electric — 1.6%
CMS Energy Corp. (C)	2.950%	02/15/27	100,000	94,760
DTE Energy Co.	2.850%	10/01/26	100,000	92,759
Entergy Corp.	2.950%	09/01/26	50,000	46,702
Nevada Power Co.	6.500%	08/01/18	100,000	107,511
NextEra Energy, Inc.	1.649%	09/01/18	35,000	34,884
Public Service Electric & Gas Co.	2.250%	09/15/26	100,000	92,650
Sempra Energy	1.625%	10/07/19	30,000	29,599
Southern Power Co.	1.950%	12/15/19	55,000	54,447

74 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 20.4% continued
Electric — 1.6% continued
Southwestern Electric Power	2.750%	10/01/26	$100,000	$94,214
				647,526

Energy — 1.0%
ConocoPhillips Co.	1.050%	12/15/17	100,000	99,482
Phillips 66 Partners LP	3.550%	10/01/26	100,000	96,634
Shell International Finance BV	6.375%	12/15/38	73,000	93,988
Valero Energy Corp.	3.400%	09/15/26	100,000	95,659
				385,763

Finance Companies — 0.4%
American Express Credit Corp.	1.700%	10/30/19	100,000	98,976
Ares Capital Corp.	3.625%	01/19/22	50,000	48,424
				147,400

Government Guaranteed — 1.2%
Tunisian Republic	1.416%	08/05/21	500,000	483,321

Government Owned, No Guarantee — 0.8%
Comisión Federal de Electricidad (B)	4.750%	02/23/27	200,000	192,000
Tennessee Valley Authority	4.625%	09/15/60	125,000	138,621
				330,621

Insurance — 1.6%
Jackson National Life Global Funding (B)	2.100%	10/25/21	50,000	48,744
Lincoln National Corp. (C)	3.625%	12/12/26	100,000	99,617
Met Life Global Funding I (B)	1.350%	09/14/18	150,000	149,013
New York Life Global Funding (B)	2.350%	07/14/26	50,000	46,526
Pricoa Global Funding I (B)(C)	1.450%	09/13/19	150,000	147,688
Principal Life Global Funding II (B)	2.375%	11/21/21	100,000	98,528
UnitedHealth Group, Inc.	3.450%	01/15/27	50,000	50,738
				640,854

REITS — 1.0%
Boston Properties LP	2.750%	10/01/26	50,000	45,646
CubeSmart LP	3.125%	09/01/26	50,000	47,051
ERP Operating LP	2.850%	11/01/26	100,000	94,137
Realty Income Corp. (C)	3.000%	01/15/27	100,000	94,003
Spirit Realty LP (B)	4.450%	09/15/26	100,000	94,102
				374,939

Technology — 0.7%
Cisco Systems, Inc.	1.850%	09/20/21	100,000	97,531
Microsoft Corp.	3.950%	08/08/56	200,000	188,443
				285,974

Transportation — 0.7%
Continental Airlines Pass-Through Trust, Class B, Series 2012-1	6.250%	10/11/21	16,132	16,737
CSX Corp.	4.250%	11/01/66	100,000	91,038
Southwest Airlines Co.	3.000%	11/15/26	100,000	94,111
U.S. Airways Pass-Through Trust, Class A, Series 2011-1	7.125%	04/22/25	52,201	60,032
				261,918

Total Corporate Bonds				$8,089,557

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 75

Diamond Hill Core Bond Fund
Schedule of Investments (Continued)
December 31, 2016

	Shares	Fair Value
Registered Investment Companies — 7.7%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (A)	2,075,395	$2,075,395
State Street Navigator Securities Lending I Portfolio, 0.92% (A)	975,148	975,148

Total Registered Investment Companies		$3,050,543

Total Investment Securities — 102.2%
(Cost $41,682,562) (D)		$40,570,556

Net Other Assets (Liabilities) — (2.2)%		(887,042)

Net Assets — 100.0%		$39,683,514

(A)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(B)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2016 was $10,952,951, representing 27.6% of net assets.
(C)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $952,114.
(D)	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements.

Diamond Hill Corporate Credit Fund

Schedule of Investments

December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Collateralized Debt Obligations — 0.2%
Alesco Preferred Funding Ltd. IV, Class PNN (A)*		03/23/35	621,631	$215,880
Alesco Preferred Funding Ltd., Class PPNE (A)*		03/23/35	336,608	111,427
Fort Sheridan ABS CDO Ltd., Class PPN2 (A)*		11/05/41	611,948	248,218
Taberna Preferred Funding Ltd., Class PPN2 (A)*		07/05/35	1,175,564	407,745

Total Collateralized Debt Obligations				$983,270

Corporate Bonds — 90.1%
Banking — 6.6%
Popular, Inc.	7.000%	07/01/19	$24,426,000	25,189,312
Synovus Financial Corp.	7.875%	02/15/19	9,277,000	10,181,508
				35,370,820

Basic Industry — 14.0%
Axalta Coating Systems Dutch Holding (A)(B)	4.875%	08/15/24	3,250,000	3,250,000
Cemex Finance LLC (A)	9.375%	10/12/22	2,650,000	2,888,500
Century Communities, Inc.	6.875%	05/15/22	12,699,000	13,016,474
Cincinnati Bell, Inc. (A)	7.000%	07/15/24	12,095,000	12,790,462
Diebold, Inc. (B)	8.500%	04/15/24	4,189,000	4,471,758
GCP Applied Technologies, Inc. (A)	9.500%	02/01/23	2,860,000	3,281,850
NCI Building Systems, Inc. (A)	8.250%	01/15/23	2,336,000	2,522,880
Post Holdings, Inc. (A)	5.000%	08/15/26	4,508,000	4,316,410
Ritchie Bros. Auctioneers, Inc. (A)	5.375%	01/15/25	2,750,000	2,805,000
SPX FLOW, Inc. (A)	5.625%	08/15/24	4,425,000	4,458,188
Summit Materials LLC	8.500%	04/15/22	7,900,000	8,729,500
Tesco plc (A)	6.150%	11/15/37	12,522,000	12,051,473
				74,582,495

76 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 90.1% continued
Energy — 5.0%
Carrizo Oil & Gas, Inc.	7.500%	09/15/20	$1,735,000	$1,795,725
Cimarex Energy Co.	5.875%	05/01/22	1,292,000	1,342,916
Diamondback Energy, Inc. (A)	4.750%	11/01/24	7,090,000	6,948,200
Energen Corp.	4.625%	09/01/21	1,471,000	1,474,678
Energen Corp.	7.125%	02/15/28	5,705,000	5,762,050
McDermott International, Inc. (A)	8.000%	05/01/21	3,094,000	3,124,940
Oceaneering International, Inc.	4.650%	11/15/24	6,536,000	6,439,169
				26,887,678

Financial Services — 12.5%
Alliance Data Systems Corp. (A)	5.375%	08/01/22	13,973,000	13,483,944
Credit Acceptance Corp.	7.375%	03/15/23	2,860,000	2,938,650
HUB International Ltd. (A)	9.250%	02/15/21	4,082,000	4,224,870
Nationstar Mortgage/Capital Corp.	9.625%	05/01/19	8,734,000	9,137,948
Nationstar Mortgage/Capital Corp.	6.500%	07/01/21	11,938,000	12,087,225
Nationstar Mortgage/Capital Corp.	6.500%	06/01/22	3,144,000	3,128,280
Navient Corp.	7.250%	01/25/22	5,020,000	5,314,925
Quicken Loans, Inc. (A)	5.750%	05/01/25	7,871,000	7,654,548
Springleaf Finance Corp. (B)	7.750%	10/01/21	8,082,000	8,526,510
				66,496,900

Health Care — 8.7%
BioScrip, Inc.	8.875%	02/15/21	9,590,000	7,192,500
Centene Escrow Corp.	6.125%	02/15/24	3,293,000	3,469,999
Davita Healthcare Partners, Inc.	5.125%	07/15/24	5,620,000	5,605,950
Greatbatch Ltd. (A)	9.125%	11/01/23	3,696,000	3,686,760
HCA Holdings, Inc.	7.500%	11/06/33	1,060,000	1,123,600
HCA Holdings, Inc.	7.750%	07/15/36	2,953,000	3,122,798
Horizon Pharma plc (A)(B)	8.750%	11/01/24	5,000,000	5,062,500
Kindred Healthcare, Inc. (B)	8.750%	01/15/23	13,501,000	12,623,434
Valeant Pharmaceuticals International, Inc. (A)(B)	6.375%	10/15/20	5,280,000	4,535,837
				46,423,378

Insurance — 4.5%
MGIC Investment Corp.	5.750%	08/15/23	13,573,000	14,149,853
Radian Group, Inc.	5.250%	06/15/20	4,354,000	4,549,930
USI, Inc. of New York (A)	7.750%	01/15/21	5,025,000	5,125,500
				23,825,283

Leisure — 5.9%
Allegiant Travel Co.	5.500%	07/15/19	1,425,000	1,467,750
CCA Club Operations Holdings LLC (A)	8.250%	12/15/23	1,455,000	1,542,300
CCM Merger, Inc. (A)	9.125%	05/01/19	11,225,000	11,673,999
Greektown Holdings LLC (A)	8.875%	03/15/19	475,000	499,344
Isle of Capri Casinos, Inc.	8.875%	06/15/20	5,466,000	5,739,300
Rivers Pittsburgh Borrower LP/Finance (A)	6.125%	08/15/21	5,536,000	5,660,560
Station Casinos LLC	7.500%	03/01/21	4,567,000	4,783,933
				31,367,186

Media — 9.8%
Altice SA (A)(B)	7.750%	05/15/22	4,000,000	4,270,000
Altice SA (A)(B)	7.625%	02/15/25	3,000,000	3,150,000
Cimpress NV (A)	7.000%	04/01/22	21,789,000	22,224,780
Liberty Interactive LLC	8.250%	02/01/30	7,068,000	7,527,420
Quad Graphics, Inc. (B)	7.000%	05/01/22	3,900,000	3,802,500
Radio One, Inc. (A)	7.375%	04/15/22	7,045,000	6,974,550
Townsquare Media, Inc. (A)	6.500%	04/01/23	4,475,000	4,273,625
				52,222,875

Real Estate — 3.6%
Crescent Communities, Inc. (A)	8.875%	10/15/21	5,300,000	5,339,750
iStar Financial, Inc.	4.875%	07/01/18	4,225,000	4,219,719
iStar Financial, Inc.	5.000%	07/01/19	3,210,000	3,222,038
Kennedy Wilson, Inc.	5.875%	04/01/24	6,245,000	6,362,093
				19,143,600

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 77

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 90.1% continued
Retail — 2.8%
Fresh Market, Inc. (The) (A)(B)	9.750%	05/01/23	$3,785,000	$3,236,175
Rent-A-Center, Inc.	4.750%	05/01/21	14,043,000	11,672,542
				14,908,717

Services — 1.4%
Ashtead Capital, Inc. (A)	6.500%	07/15/22	3,870,000	4,053,825
Laureate Education, Inc. (A)(B)	10.000%	09/01/19	3,335,000	3,405,869
				7,459,694

Technology & Electronics — 4.0%
Bankrate, Inc. (A)	6.125%	08/15/18	9,998,000	10,122,975
Conduent, Inc. (A)	10.500%	12/15/24	6,290,000	6,730,300
Interface Security Systems Holdings, Inc.	9.250%	01/15/18	4,485,000	4,462,575
				21,315,850

Telecommunications — 5.5%
Cogent Communications, Inc. (A)	5.625%	04/15/21	17,185,000	17,356,850
Cogent Communications, Inc. (A)	5.375%	03/01/22	4,000,000	4,130,000
Frontier Communications Corp.	11.000%	09/15/25	7,548,000	7,793,310
				29,280,160

Transportation — 5.8%
Air Canada Pass-Through Trust, Class B, Series 2013-1 (A)	5.375%	11/15/22	2,577,905	2,642,352
American Airlines Pass-Through Trust, Class B, Series 2013-1 (A)	5.625%	01/15/21	12,684,910	13,128,882
U.S. Airways Pass-Through Trust, Class B, Series 2012-2	6.750%	12/03/22	5,152,008	5,602,809
U.S. Airways Pass-Through Trust, Class B, Series 2013-1	5.375%	05/15/23	4,921,672	5,216,972
United Airlines Pass-Through Trust, Class A, Series 2007-1	6.636%	07/02/22	4,189,208	4,513,871
				31,104,886

Total Corporate Bonds				$480,389,522

	Shares	Fair Value
Registered Investment Companies — 16.4%
Diamond Hill Short Duration Total Return Fund, Class Y (C)	1,559,733	$15,644,118
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67% (D)	33,565,616	33,565,617
State Street Navigator Securities Lending I Portfolio, 0.92% (D)	38,361,670	38,361,670

Total Registered Investment Companies		$87,571,405

Total Investment Securities — 106.7%
(Cost $572,836,853) (E)		$568,944,197

Net Other Assets (Liabilities) — (6.7)%		(35,486,554)

Net Assets — 100.0%		$533,457,643

(A)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2016 was $233,611,268, representing 43.8% of net assets.
(B)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $36,726,601.
(C)	Affiliated fund.
(D)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(E)	Represents cost for financial reporting purposes.

78 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Corporate Credit Fund
Schedule of Investments (Continued)
December 31, 2016

*

Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by the Fair Value Committee based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding IV	December-04	$621,631	$215,880	0.05%
Alesco Preferred Funding Ltd.	March-05	336,608	111,427	0.02%
Fort Sheridan ABS CDO Ltd.	March-05	513,173	248,218	0.05%
Taberna Preferred Funding Ltd.	March-05	1,040,979	407,745	0.08%
		$2,512,391	$983,270	0.20%

NV – Naamloze Vennootschap

plc – Public Limited Company

SA – Société Anonyme

See accompanying Notes to Financial Statements.

Diamond Hill High Yield Fund
Schedule of Investments
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 93.2%
Banking — 8.0%
MGIC Investment Corp.	5.750%	08/15/23	$150,000	$156,375
Navient Corp.	7.250%	01/25/22	150,000	158,813
Popular, Inc.	7.000%	07/01/19	1,500,000	1,546,875
Springleaf Finance Corp.	8.250%	10/01/23	657,000	686,565
				2,548,628

Basic Industry — 12.7%
Axalta Coating Systems Dutch Holding (A)	4.875%	08/15/24	200,000	200,000
Century Communities, Inc.	6.875%	05/15/22	975,000	999,375
Cincinnati Bell, Inc. (A)	7.000%	07/15/24	600,000	634,500
NCI Building Systems, Inc. (A)	8.250%	01/15/23	50,000	54,000
Post Holdings, Inc. (A)	5.000%	08/15/26	250,000	239,375
Ritchie Bros. Auctioneers, Inc. (A)	5.375%	01/15/25	175,000	178,500
SPX FLOW, Inc. (A)(B)	5.625%	08/15/24	325,000	327,438
Summit Materials LLC	8.500%	04/15/22	575,000	635,375
Tesco plc (A)	6.150%	11/15/37	825,000	794,000
				4,062,563

Energy — 7.7%
Diamondback Energy, Inc. (A)	5.375%	05/31/25	600,000	603,420
Energen Corp.	4.625%	09/01/21	200,000	200,500
Energen Corp.	7.125%	02/15/28	1,481,000	1,495,810
McDermott International, Inc. (A)	8.000%	05/01/21	150,000	151,500
				2,451,230

Financial Services — 9.4%
Alliance Data Systems Corp. (A)	5.375%	08/01/22	700,000	675,500
Credit Acceptance Corp.	7.375%	03/15/23	100,000	102,750
HUB International Ltd. (A)	9.250%	02/15/21	275,000	284,625
Nationstar Mortgage/Capital Corp.	9.625%	05/01/19	219,000	229,129
Nationstar Mortgage/Capital Corp.	6.500%	06/01/22	1,400,000	1,393,000

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 79

Diamond Hill High Yield Fund
Schedule of Investments
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 93.2% continued
Financial Services — 9.4% continued
Quicken Loans, Inc. (A)	5.750%	05/01/25	$325,000	$316,062
				3,001,066

Health Care — 12.9%
BioScrip, Inc.	8.875%	02/15/21	850,000	637,500
Davita Healthcare Partners, Inc.	5.125%	07/15/24	300,000	299,250
Greatbatch Ltd. (A)	9.125%	11/01/23	300,000	299,250
HCA Holdings, Inc.	7.500%	11/06/33	200,000	212,000
HCA Holdings, Inc.	7.750%	07/15/36	575,000	608,062
Horizon Pharma plc (A)(B)	8.750%	11/01/24	600,000	607,500
Kindred Healthcare, Inc. (B)	8.750%	01/15/23	1,075,000	1,005,125
Valeant Pharmaceuticals International, Inc. (A)(B)	5.875%	05/15/23	100,000	75,500
Valeant Pharmaceuticals International, Inc. (A)	6.125%	04/15/25	500,000	375,625
				4,119,812

Insurance — 0.1%
USI, Inc. of New York #	7.750%	01/15/21	40,000	40,800

Leisure — 4.0%
CCM Merger, Inc. (A)	9.125%	05/01/19	500,000	520,000
Greektown Holdings LLC (A)	8.875%	03/15/19	200,000	210,250
Isle of Capri Casinos, Inc.	8.875%	06/15/20	175,000	183,750
Rivers Pittsburgh Borrower LP/Finance (A)	6.125%	08/15/21	350,000	357,875
				1,271,875

Media — 9.2%
Cimpress NV (A)	7.000%	04/01/22	975,000	994,500
Liberty Interactive LLC	8.250%	02/01/30	575,000	612,375
Quad Graphics, Inc.	7.000%	05/01/22	375,000	365,625
Radio One, Inc. (A)	7.375%	04/15/22	600,000	594,000
Townsquare Media, Inc. (A)	6.500%	04/01/23	400,000	382,000
				2,948,500

Real Estate — 2.4%
Crescent Communities, Inc. (A)(B)	8.875%	10/15/21	375,000	377,812
iStar Financial, Inc.	5.000%	07/01/19	50,000	50,187
Kennedy Wilson, Inc.	5.875%	04/01/24	325,000	331,094
				759,093

Retail — 3.9%
Fresh Market, Inc. (The) (A)(B)	9.750%	05/01/23	500,000	427,500
Rent-A-Center, Inc.	4.750%	05/01/21	1,000,000	831,200
				1,258,700

Securitized — 3.8%
Ascentium Equipment Receivables Trust, Series 2016-2A (A)	6.790%	10/10/24	100,000	98,318
Avant Loans Funding Trust, Series 2015-A (A)	7.750%	08/16/21	203,215	203,469
CAM Mortgage Trust, Series 2016-2 (A)	5.000%	06/15/57	100,000	98,680
Exeter Automobile Receivables Trust, Series 2016-3A (A)	6.400%	07/17/23	100,000	97,894
Honor Automobile Trust Securitization, Series 2016-1A (A)	8.050%	11/15/22	100,000	99,756
LendingClub Issuance Trust, Series 2016-NP1 (A)	6.500%	06/15/22	250,000	252,722
Murray Hill MarketPlace Trust, Series 2016-LC1 (A)	6.150%	11/25/22	250,000	250,352
Vericrest Opportunity Loan Transferee, Series 2016-NP10 (A)	5.875%	09/25/46	100,000	99,533
				1,200,724

80 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill High Yield Fund
Schedule of Investments (Continued)
December 31, 2016

	Coupon	Maturity	Shares / Par Value	Fair Value
Corporate Bonds — 93.2% continued
Services — 2.1%
Ashtead Capital, Inc. (A)	6.500%	07/15/22	$100,000	$104,750
Diebold, Inc. (A)(B)	8.500%	04/15/24	185,000	197,487
Laureate Education, Inc. (A)	10.000%	09/01/19	350,000	357,437
				659,674

Technology & Electronics — 6.0%
Bankrate, Inc. (A)	6.125%	08/15/18	857,000	867,712
Conduent, Inc. (A)(B)	10.500%	12/15/24	700,000	749,000
Interface Security Systems Holdings, Inc.	9.250%	01/15/18	310,000	308,450
				1,925,162

Telecommunications — 4.1%
Cogent Communications Finance, Inc. (A)	5.625%	04/15/21	725,000	732,250
Frontier Communications Corp.	11.000%	09/15/25	560,000	578,200
				1,310,450

Transportation — 6.9%
Air Canada Pass-Through Trust, Class B, Series 2013-1 (A)	5.375%	11/15/22	192,381	197,190
American Airlines Pass-Through Trust, Class B, Series 2013-1 (A)	5.625%	01/15/21	622,623	644,415
Continental Airlines Pass-Through Trust, Class B, Series 2012-1	6.250%	10/11/21	85,175	88,369
Continental Airlines Pass-Through Trust, Class B, Series 2012-2	5.500%	04/29/22	152,364	157,316
U.S. Airways Pass-Through Trust, Class A, Series 2011-1	7.125%	04/22/25	73,082	84,044
U.S. Airways Pass-Through Trust, Class B, Series 2012-2	6.750%	12/03/22	208,943	227,226
U.S. Airways Pass-Through Trust, Class B, Series 2013-1	5.375%	05/15/23	218,663	231,783
United Airlines Pass-Through Trust, Class A, Series 2007-1	6.636%	07/02/22	452,887	487,986
United Airlines Pass-Through Trust, Class B, Series 2013-1	5.375%	02/15/23	93,190	96,685
				2,215,014

Total Corporate Bonds				$29,773,291

	Shares	Fair Value
Registered Investment Companies — 17.3%
State Street Institutional Liquid Reserves Fund, Premier Class, 0.67%(C)	2,136,624	$2,136,624
State Street Navigator Securities Lending I Portfolio, 0.92%(C)	3,377,000	3,377,000

Total Registered Investment Companies		$5,513,624

Total Investment Securities — 110.5%
(Cost $34,904,806)(D)		$35,286,915

Net Other Assets (Liabilities) — (10.5)%		(3,361,182)

Net Assets — 100.0%		$31,925,733

(A)	Restricted securities not registered under the Securities Act of 1933. The total fair value of these securities as of December 31, 2016 was $14,575,010, representing 45.7% of net assets.
(B)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2016 was $3,235,163.
(C)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2016.
(D)	Represents cost for financial reporting purposes.

NV – Naamloze Vennootschap

plc – Public Limited Company

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 81

Diamond Hill Funds
Tabular Presentation of Schedules of Investments
December 31, 2016 (Unaudited)

Diamond Hill Small Cap Fund
Sector Allocation	% of Net Assets
Financials	23.9%
Industrials	19.0%
Consumer Discretionary	10.8%
Information Technology	7.9%
Health Care	6.3%
Real Estate	6.2%
Consumer Staples	5.3%
Energy	3.1%
Utilities	2.4%
Telecommunication Services	0.6%
Cash and Cash Equivalents	20.6%
Other
Net Other Assets (Liabilities)	-6.1%
100%

Russell 2000 Index Sector Allocation	% of Index
Financials	19.6%
Industrials	14.5%
Consumer Discretionary	12.6%
Information Technology	17.0%
Health Care	12.3%
Real Estate	8.1%
Consumer Staples	3.0%
Energy	3.8%
Utilities	3.5%
Telecommunication Services	0.7%
Materials	4.9%
100%

Diamond Hill Small-Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	25.4%
Consumer Discretionary	16.6%
Consumer Staples	10.1%
Industrials	9.5%
Information Technology	9.3%
Health Care	6.4%
Real Estate	5.0%
Energy	3.5%
Utilities	2.6%
Materials	2.5%
Cash and Cash Equivalents	18.8%
Other
Net Other Assets (Liabilities)	-9.7%
100%

Russell 2500 Index Sector Allocation	% of Index
Financials	17.7%
Consumer Discretionary	12.7%
Consumer Staples	3.4%
Industrials	15.7%
Information Technology	14.6%
Health Care	10.7%
Real Estate	9.9%
Energy	5.0%
Utilities	3.7%
Materials	6.0%
Telecommunication Services	0.6%
100%

82 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2016 (Unaudited)

Diamond Hill Mid Cap Fund
Sector Allocation	% of Net Assets
Financials	27.3%
Consumer Discretionary	19.1%
Industrials	9.9%
Consumer Staples	9.5%
Information Technology	7.6%
Health Care	5.3%
Materials	3.5%
Energy	3.1%
Real Estate	2.8%
Utilities	1.8%
Cash and Cash Equivalents	32.3%
Other
Net Other Assets (Liabilities)	-22.2%
100%

Russell Midcap Index Sector Allocation	% of Index
Financials	13.5%
Consumer Discretionary	15.0%
Industrials	13.7%
Consumer Staples	5.0%
Information Technology	14.7%
Health Care	9.0%
Materials	5.7%
Energy	6.5%
Real Estate	9.8%
Utilities	6.1%
Telecommunication Services	1.0%
100%

Diamond Hill Large Cap Fund
Sector Allocation	% of Net Assets
Financials	28.7%
Consumer Discretionary	20.0%
Health Care	13.3%
Information Technology	12.6%
Industrials	8.8%
Consumer Staples	8.6%
Materials	3.8%
Energy	3.4%
Cash and Cash Equivalents	16.2%
Other
Net Other Assets (Liabilities)	-15.4%
100%

Russell 1000 Index Sector Allocation	% of Index
Financials	15.1%
Consumer Discretionary	12.9%
Health Care	13.1%
Information Technology	20.1%
Industrials	10.6%
Consumer Staples	8.3%
Materials	3.2%
Energy	7.3%
Real Estate	3.7%
Utilities	3.1%
Telecommunication Services	2.6%
100%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 83

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2016 (Unaudited)

Diamond Hill Select Fund
Sector Allocation	% of Net Assets
Consumer Discretionary	26.5%
Financials	26.4%
Industrials	19.3%
Information Technology	7.6%
Health Care	6.7%
Consumer Staples	3.0%
Materials	2.8%
Energy	1.1%
Cash and Cash Equivalents	12.7%
Other
Net Other Assets (Liabilities)	-6.1%
100%

Russell 3000 Index Sector Allocation	% of Index
Consumer Discretionary	12.9%
Financials	15.5%
Industrials	10.9%
Information Technology	19.9%
Health Care	13.0%
Consumer Staples	7.9%
Materials	3.4%
Energy	7.0%
Real Estate	4.0%
Utilities	3.1%
Telecommunication Services	2.4%
100%

Diamond Hill Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	25.5%
Consumer Discretionary	18.7%
Information Technology	12.6%
Industrials	9.5%
Health Care	9.1%
Consumer Staples	3.5%
Energy	2.6%
Materials	1.5%
Cash and Cash Equivalents	23.4%

Short Portfolio Sector Allocation	% of Net Assets
Energy	-0.2%
Materials	-0.3%
Telecommunication Services	-0.7%
Utilities	-1.1%
Health Care	-1.9%
Consumer Staples	-2.6%
Industrials	-3.4%
Information Technology	-4.6%
Financials	-6.2%
Consumer Discretionary	-8.3%
Other
Segregated Cash With Custodian	30.3%
Net Other Assets (Liabilities)	-7.4%
100%

Russell 1000 Index Sector Allocation	% of Index
Financials	15.1%
Consumer Discretionary	12.9%
Information Technology	20.1%
Industrials	10.6%
Health Care	13.1%
Consumer Staples	8.3%
Energy	7.3%
Materials	3.2%
Utilities	3.1%
Telecommunication Services	2.6%
Real Estate	3.7%
100%

84 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2016 (Unaudited)

Diamond Hill Research Opportunities Fund
Long Portfolio Sector Allocation	% of Net Assets
Financials	21.6%
Consumer Discretionary	20.6%
Information Technology	19.7%
Industrials	15.6%
Health Care	12.0%
Consumer Staples	4.4%
Telecommunication Services	4.2%
Materials	3.1%
Energy	2.3%
Real Estate	1.7%
Cash and Cash Equivalents	24.2%

Short Portfolio Sector Allocation	% of Net Assets
Energy	-0.4%
Utilities	-0.4%
Materials	-0.5%
Consumer Staples	-1.2%
Health Care	-2.5%
Industrials	-3.0%
Financials	-4.9%
Consumer Discretionary	-5.6%
Information Technology	-8.5%
Other
Segregated Cash With Custodian	20.2%
Net Other Assets (Liabilities)	-22.6%
100%

Russell 3000 Index Sector Allocation	% of Index
Financials	15.5%
Consumer Discretionary	12.9%
Information Technology	19.9%
Industrials	10.9%
Health Care	13.0%
Consumer Staples	7.9%
Telecommunication Services	2.4%
Materials	3.4%
Energy	7.0%
Real Estate	4.0%
Utilities	3.1%
100%

Diamond Hill Financial Long-Short Fund
Long Portfolio Sector Allocation	% of Net Assets
Banks, Thrifts & Mortgage Finance	37.9%
Insurance	16.8%
REITs & Real Estate Management	15.3%
Capital Markets	11.7%
Consumer Financial Services	8.8%
Diversified Financial Services	4.3%
IT Services	0.7%
Cash and Cash Equivalents	28.3%

Short Portfolio Sector Allocation	% of Net Assets
IT Services	-1.2%
REITs & Real Estate Management	-1.5%
Banks, Thrifts & Mortgage Finance	-6.4%
Insurance	-8.9%
Other
Segregated Cash With Custodian	18.4%
Net Other Assets (Liabilities)	-24.2%
100%

Russell 3000 Financials Index Sector Allocation	% of Index
Banks, Thrifts & Mortgage Finance	34.1%
Insurance	13.9%
REITs & Real Estate Management	19.7%
Capital Markets	12.6%
Consumer Financial Services	3.8%
Diversified Financial Services	6.5%
IT Services	9.4%
100%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 85

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2016 (Unaudited)

Diamond Hill Short Duration Total Return Fund
Sector Allocation	% of Net Assets
Asset-Backed Securities	49.7%
Corporate Credit	16.0%
Non-Agency RMBS/CMBS	15.9%
Agency RMBS/CMBS	13.4%
Cash and Cash Equivalents	4.0%
Treasury	1.8%
Other
Net Other Assets (Liabilities)	-0.8%
100%

Bloomberg Barclays U.S. 1-3 Yr. Gov./Credit Index Sector Allocation	% of Index
Treasury	59.0%
Agency	7.0%
Corporate Credit	25.5%
Non-Corporate Credit	8.5%
100%

Diamond Hill Core Bond Fund
Sector Allocation	% of Net Assets
Agency RMBS/CMBS	29.9%
Corporate Credit	20.4%
Treasury	17.9%
Asset-Backed Securities	15.8%
Non-Agency RMBS/CMBS	10.5%
Cash and Cash Equivalents	7.7%
Other
Net Other Assets (Liabilities)	-2.2%
100%

Bloomberg Barclays U.S. Aggregate Index Sector Allocation	% of Index
Treasury	36.2%
Agency	3.9%
Agency RMBS/CMBS	28.8%
Asset-Backed Securities	0.5%
Non-Agency RMBS/CMBS	1.0%
Corporate Credit	25.7%
Non-Corporate Credit	3.9%
100%

86 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Tabular Presentation of Schedules of Investments (Continued)
December 31, 2016 (Unaudited)

Diamond Hill Corporate Credit Fund
Sector Allocation	% of Net Assets
Basic Industry	14.0%
Financial Services	12.7%
Media	9.8%
Health Care	8.7%
Banking	6.6%
Leisure	5.9%
Transportation	5.8%
Telecommunications	5.5%
Energy	5.0%
Insurance	4.5%
Technology & Electronics	4.0%
Real Estate	3.6%
Retail	2.8%
Services	1.4%
Cash and Cash Equivalents	16.4%
Other
Net Other Assets (Liabilities)	-6.7%
100%

BofA ML U.S. Corporate & High Yield Index Sector Allocation	% of Index
Basic Industry	5.6%
Financial Services	2.3%
Media	5.0%
Health Care	9.3%
Banking	19.2%
Leisure	0.9%
Transportation	1.9%
Telecommunications	5.7%
Energy	12.4%
Insurance	3.7%
Technology & Electronics	6.8%
Real Estate	2.0%
Retail	3.8%
Services	1.7%
Utilities	6.7%
Consumer Goods	5.6%
Capital Goods	4.8%
Automotive	2.6%
100%

Diamond Hill High Yield Fund
Sector Allocation	% of Net Assets
Health Care	12.9%
Basic Industry	12.7%
Financial Services	9.4%
Media	9.2%
Banking	8.0%
Energy	7.7%
Transportation	6.9%
Technology & Electronics	6.0%
Telecommunications	4.1%
Leisure	4.0%
Retail	3.9%
Real Estate	2.4%
Services	2.1%
Insurance	0.1%
Securitized	3.8%
Cash and Cash Equivalents	17.3%
Other
Net Other Assets (Liabilities)	-10.5%
100%

BofA ML U.S. High Yield Index Sector Allocation	% of Index
Health Care	9.5%
Basic Industry	11.9%
Financial Services	2.9%
Media	11.1%
Banking	3.6%
Energy	15.6%
Transportation	1.0%
Technology & Electronics	6.7%
Telecommunications	10.3%
Leisure	4.3%
Retail	4.8%
Real Estate	0.6%
Services	4.5%
Insurance	0.8%
Capital Goods	5.3%
Utilities	2.7%
Consumer Goods	2.4%
Automotive	2.0%
100%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 87

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2016

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund
Assets
Total investment securities, at cost	$1,438,171,885	$2,188,980,344	$65,084,010
Investment securities, at fair value — including $101,788,255, $217,666,218, $11,864,777, $598,489,910, $8,195,939, $321,378,377, $10,133,685, $7,925,305, $1,939,485 and $952,114 of securities loaned	$1,899,493,657	$2,532,612,990	$71,843,373
Cash deposits with custodian for securities sold short	—	—	—
Receivable for fund shares issued	3,078,902	3,185,321	1,380,709
Receivable for dividends and interest	3,796,906	3,055,972	73,077
Receivable for investments sold	2,154,547	1,585,943	—
Prepaid expenses and other assets	18,772	13,230	450
Total Assets	1,908,542,784	2,540,453,456	73,297,609

Liabilities
Securities sold short, at fair value (proceeds $—, $—, $—, $—, $—, $1,155,768,040, $11,935,542, $4,591,886, $— and $—)	—	—	—
Payable for securities purchased	8,988,618	3,985,667	2,241,363
Payable for expenses and fees on securities sold short	—	—	—
Payable for fund shares redeemed	3,413,937	2,443,258	17,842
Payable for return of collateral received	104,624,933	223,532,006	12,182,595
Payable to Investment Advisor	1,232,821	1,459,273	30,263
Payable to Administrator	295,051	302,223	7,244
Accrued distribution and service fees	141,801	97,414	1,568
Payable to accountant and custodian	2,313	—	—
Total Liabilities	118,699,474	231,819,841	14,480,875

Net Assets	$1,789,843,310	$2,308,633,615	$58,816,734

Components of Net Assets
Paid-in Capital	$1,355,220,171	$1,961,850,135	$51,935,270
Accumulated net investment income (loss)	(3,233,090)	(1,021,312)	1,905
Accumulated net realized gains (losses) from investment transactions	(23,465,543)	4,172,146	120,196
Net unrealized appreciation (depreciation) on investments	461,321,772	343,632,646	6,759,363
Net unrealized appreciation (depreciation) on translation of foreign currencies	—	—	—
Net Assets	$1,789,843,310	$2,308,633,615	$58,816,734
Net Assets
Class A Shares	$439,680,699	$288,634,189	$7,403,242
Class C Shares	$54,664,174	$42,875,297	$—
Class I Shares	$1,073,671,353	$1,015,403,290	$28,030,921
Class Y Shares	$221,827,084	$961,720,839	$23,382,571
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	12,784,360	13,625,586	588,008
Class C Shares	1,803,933	2,187,805	—
Class I Shares	30,790,308	47,481,279	2,220,557
Class Y Shares	6,358,080	44,888,799	1,848,504
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$34.39	$21.18	$12.59
Class C Shares(A)	$30.30	$19.60	$—
Class I Shares	$34.87	$21.39	$12.62
Class Y Shares	$34.89	$21.42	$12.65
Maximum Offering Price
Maximum sales charge — Class A Shares	5.00%	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$36.20	$22.29	$13.25

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

88 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Large Cap Fund	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Short Duration Total Return Fund	Core Bond Fund

$3,800,913,610	$125,271,765	$3,827,305,506	$61,099,777	$35,644,316	$199,676,857	$41,682,562
$4,706,284,301	$147,382,218	$4,706,284,805	$66,662,482	$40,092,683	$199,096,466	$40,570,556
—	—	1,341,643,453	10,386,243	5,963,795	—	—
14,412,787	65,134	12,846,015	31,343	27,057	300,000	1,000
5,238,491	75,410	4,755,798	113,198	76,801	584,146	159,439
10,736,493	—	11,961,219	1,449,322	208,778	—	—
7,263	1,101	17,713	728	200	200	114,439
4,736,679,335	147,523,863	6,077,509,003	78,643,316	46,369,314	199,980,812	40,845,434

—	—	1,296,083,798	13,899,779	5,812,602	—	—
22,752,600	—	16,963,702	2,607,727	—	344,817	172,345
—	—	2,251,770	29,590	13,001	—	—
20,353,962	120,740	4,984,432	136,585	27,094	2,488	—
613,116,763	8,403,756	330,030,612	10,424,254	8,086,604	1,989,313	975,148
1,742,792	82,706	3,379,187	42,991	27,874	57,427	10,025
659,960	22,064	720,225	7,106	5,823	15,822	3,953
331,411	13,767	224,797	3,554	3,763	44	449
235	—	23,982	—	—	114,439	—
658,957,723	8,643,033	1,654,662,505	27,151,586	13,976,761	2,524,350	1,161,920

$4,077,721,612	$138,880,830	$4,422,846,498	$51,491,730	$32,392,553	$197,456,462	$39,683,514

$3,148,578,287	$132,906,137	$3,650,862,476	$48,860,850	$31,999,512	$198,110,463	$40,822,195
3,182	155,962	—	13,522	172,032	38,511	4,784
23,769,452	(16,291,722)	33,320,481	(979,582)	(3,006,642)	(112,121)	(31,459)
905,370,691	22,110,453	738,663,541	3,598,468	3,227,651	(580,391)	(1,112,006)
—	—	—	(1,528)	—	—	—
$4,077,721,612	$138,880,830	$4,422,846,498	$51,491,730	$32,392,553	$197,456,462	$39,683,514

$1,158,652,039	$14,963,204	$460,104,210	$4,162,445	$10,161,107	$222,245	$2,182,885
$95,923,311	$12,269,137	$145,312,828	$2,986,194	$1,713,623	$—	$—
$2,156,389,925	$93,192,097	$3,589,748,966	$27,588,129	$20,517,823	$14,706,889	$8,033,073
$666,756,337	$18,456,392	$227,680,494	$16,754,962	$—	$182,527,328	$29,467,556

50,235,869	1,121,151	18,468,594	194,162	459,652	22,145	225,030
4,371,655	966,673	6,456,404	145,154	84,190	—	—
92,956,233	6,953,647	141,138,392	1,276,439	926,826	1,466,065	828,056
28,729,444	1,375,150	8,917,293	774,567	—	18,191,228	3,037,552

$23.06	$13.35	$24.91	$21.44	$22.11	$10.04	$9.70
$21.94	$12.69	$22.51	$20.57	$20.35	$—	$—
$23.20	$13.40	$25.43	$21.61	$22.14	$10.03	$9.70
$23.21	$13.42	$25.53	$21.63	$—	$10.03	$9.70

5.00%	5.00%	5.00%	5.00%	5.00%	2.25%	3.50%
$24.27	$14.05	$26.22	$22.57	$23.27	$10.27	$10.05

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 89

Diamond Hill Funds
Statements of Assets & Liabilities (Continued)
December 31, 2016

	Corporate Credit Fund	High Yield Fund
Assets
Total investment securities, at cost	$572,836,853	$34,904,806
Investment securities, at fair value — including $36,726,601 and $3,235,163 of securities loaned	$568,944,197	$35,286,915
Receivable for fund shares issued	637,809	—
Receivable for dividends and interest	9,946,336	582,295
Prepaid expenses and other assets	4,755	200
Total Assets	579,533,097	35,869,410

Liabilities
Payable for securities purchased	7,242,466	549,375
Payable for fund shares redeemed	144,398	—
Payable for return of collateral received	38,361,670	3,377,000
Payable to Investment Advisor	199,977	12,977
Payable to Administrator	86,959	4,288
Accrued distribution and service fees	39,983	37
Payable to accountant and custodian	1	—
Total Liabilities	46,075,454	3,943,677

Net Assets	$533,457,643	$31,925,733

Components of Net Assets
Paid-in Capital	$537,985,123	$31,527,882
Accumulated net investment income (loss)	443,167	14,788
Accumulated net realized gains (losses) from investment transactions	(1,077,991)	954
Net unrealized appreciation (depreciation) on investments	(3,892,656)	382,109
Net Assets	$533,457,643	$31,925,733
Net Assets
Class A Shares	$71,075,202	$184,765
Class C Shares	$29,607,279	$—
Class I Shares	$411,465,429	$23,989,431
Class Y Shares	$21,309,733	$7,751,537
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	6,386,542	17,341
Class C Shares	2,669,236	—
Class I Shares	37,097,094	2,251,627
Class Y Shares	1,922,055	727,639
Net Asset Value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$11.13	$10.65
Class C Shares(A)	$11.09	$—
Class I Shares	$11.09	$10.65
Class Y Shares	$11.09	$10.65
Maximum Offering Price
Maximum sales charge — Class A Shares	3.50%	3.50%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.53	$11.04

(A)	Redemption price per share varies based on the holding period.

See accompanying Notes to Financial Statements.

90 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2016

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund	Select Fund
Investment Income
Dividends	$21,131,015	$22,946,077	$461,631	$77,332,424	$1,529,207
Securities lending income	1,388,494	1,567,923	38,293	754,146	133,731
Foreign taxes withheld	(121,924)	(68,380)	(888)	—	(3,706)
Total Investment Income	22,397,585	24,445,620	499,036	78,086,570	1,659,232

Expenses
Investment advisory fees	13,779,578	13,606,567	218,561	18,508,307	1,022,088
Administration fees	3,372,812	2,909,669	52,629	7,260,431	286,611
Distribution fees — Class A	1,163,772	615,592	13,706	2,778,438	61,006
Distribution and service fees — Class C	554,919	389,012	295	883,422	132,826
Other fees	2,519	3,441	2,436	2,199	4,019
Total Expenses	18,873,600	17,524,281	287,627	29,432,797	1,506,550
Investment advisory fees waived by Advisor	(68,822)	(46,689)	(1,047)	—	(3,340)
Net Expenses	18,804,778	17,477,592	286,580	29,432,797	1,503,210

Net Investment Income (Loss)	3,592,807	6,968,028	212,456	48,653,773	156,022

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	(8,065,426)	31,870,243	449,461	212,473,672	(8,063,135)
Net change in unrealized appreciation (depreciation) on investments	242,943,587	297,959,119	5,916,156	264,890,441	20,640,227
Net Realized and Unrealized Gains (Losses) on Investments	234,878,162	329,829,362	6,365,617	477,364,113	12,577,092

Change in Net Assets from Operations	$238,470,968	$336,797,390	$6,578,073	$526,017,886	$12,733,114

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 91

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2016

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Short Duration Total Return Fund(A)	Core Bond Fund(A)
Investment Income
Dividends	$72,024,349	$747,619	$607,898	$16,621	$4,677
Interest	—	201,210	—	1,818,629	327,140
Securities lending income	774,902	18,751	10,816	1,957	892
Foreign taxes withheld	(162,784)	(2,655)	(2,788)	—	—
Total Investment Income	72,636,467	964,925	615,926	1,837,207	332,709

Expenses
Investment advisory fees	38,468,922	491,835	276,992	213,995	40,724
Administration fees	8,404,883	85,562	59,271	56,771	13,926
Distribution fees — Class A	1,229,245	11,796	24,516	115	712
Distribution and service fees — Class C	1,544,767	38,060	16,400	—	—
Other fees	5,840	7,132	2,396	—	200
Dividend expense on securities sold short	27,693,780	249,458	129,535	—	—
Brokerage expenses on securities sold short	1,785,459	82,085	15,475	—	—
Total Expenses	79,132,896	965,928	524,585	270,881	55,562
Investment advisory fees waived by Advisor	(63,495)	—	—	—	—
Net Expenses	79,069,401	965,928	524,585	270,881	55,562

Net Investment Income (Loss)	(6,432,934)	(1,003)	91,341	1,566,326	277,147

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	246,421,475	1,719,569	2,938,910	40,209	(2,090)
Net realized gains (losses) on closed short positions	(38,448,173)	(724,217)	(42,723)	—	—
Net realized gains (losses) on foreign currency transactions	—	(301)	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	224,056,947	3,123,154	2,686,576	(580,391)	(1,112,006)
Net Realized and Unrealized Gains (Losses) on Investments	432,030,249	4,118,205	5,582,763	(540,182)	(1,114,096)

Change in Net Assets from Operations	$425,597,315	$4,117,202	$5,674,104	$1,026,144	$(836,949)

(A)	Inception date of the Fund is July 5, 2016. The Statement of Operations is for the period July 5th (commencement of operations) to December 31, 2016.

See accompanying Notes to Financial Statements.

92 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2016

	Corporate Credit Fund	High Yield Fund(A)
Investment Income
Dividends	$295,533	$5,896
Interest	27,949,501	1,769,725
Securities lending income	174,839	10,902
Total Investment Income	28,419,873	1,786,523

Expenses
Investment advisory fees	1,919,967	117,784
Administration fees	854,027	38,394
Distribution fees — Class A	141,911	290
Distribution and service fees — Class C	274,997	—
Other fees	2,215	920
Total Expenses	3,193,117	157,388
Investment advisory fees waived by Advisor	(23,824)	—
Net Expenses	3,169,293	157,388

Net Investment Income	25,250,580	1,629,135

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on security sales	9,834,572	670,845
Net change in unrealized appreciation (depreciation) on investments	13,026,361	1,137,651
Net Realized and Unrealized Gains (Losses) on Investments	22,860,933	1,808,496

Change in Net Assets from Operations	$48,111,513	$3,437,631

(A)	Inception date of the Fund is December 31, 2015. The Fund commenced operations on January 4, 2016.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 93

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
From Operations
Net investment income (loss)	$3,592,807	$630,932	$6,968,028	$3,465,069
Net realized gains (losses) on security sales	(8,065,426)	61,854,520	31,870,243	24,745,917
Net change in unrealized appreciation (depreciation) on investments	242,943,587	(124,772,396)	297,959,119	(28,553,481)
Change in Net Assets from Operations	238,470,968	(62,286,944)	336,797,390	(342,495)

Distributions to Shareholders
From net investment income:
Class A	—	(1,478,191)	(161,619)	(235,006)
Class C	—	—	—	—
Class I	(2,294,721)	(5,604,727)	(3,246,570)	(1,681,410)
Class Y	(641,703)	(1,670,446)	(3,756,813)	(2,566,167)
From net realized gains on investments
Class A	(10,925,906)	(6,430,005)	(4,780,960)	(1,545,869)
Class C	(1,526,538)	(854,771)	(769,671)	(339,284)
Class I	(26,235,567)	(10,939,941)	(16,486,738)	(4,932,534)
Class Y	(5,327,247)	(2,834,619)	(15,751,165)	(5,285,728)
Change in Net Assets from Distributions to Shareholders	(46,951,682)	(29,812,700)	(44,953,536)	(16,585,998)
Change in net assets from capital transactions	(56,335,642)	306,160,162	718,023,706	623,960,173

Total Change in Net Assets	135,183,644	214,060,518	1,009,867,560	607,031,680

Net Assets:
Beginning of period	1,654,659,666	1,440,599,148	1,298,766,055	691,734,375
End of period	$1,789,843,310	$1,654,659,666	$2,308,633,615	$1,298,766,055
Accumulated Net Investment Income (Loss)	$(3,233,090)	$(8,227,127)	$(1,021,312)	$(813,253)

See accompanying Notes to Financial Statements.

94 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
Capital Transactions
Class A
Proceeds from shares sold	$82,726,159	$163,984,100	$137,436,730	$80,279,604
Reinvested distributions	9,626,149	7,080,943	4,814,331	1,710,659
Payments for shares redeemed	(194,313,737)	(224,067,186)	(54,770,817)	(24,404,965)
Change in Net Assets from Class A Share Transactions	(101,961,429)	(53,002,143)	87,480,244	57,585,298
Class C
Proceeds from shares sold	3,070,068	18,654,572	11,927,045	12,183,360
Reinvested distributions	1,437,120	806,755	685,334	301,197
Payments for shares redeemed	(12,977,068)	(9,715,442)	(8,368,229)	(4,377,301)
Change in Net Assets from Class C Share Transactions	(8,469,880)	9,745,885	4,244,150	8,107,256
Class I
Proceeds from shares sold	305,649,831	460,433,412	493,904,961	334,255,108
Reinvested distributions	25,565,584	14,553,562	17,836,161	6,158,097
Payments for shares redeemed	(250,813,602)	(204,740,459)	(126,982,487)	(90,731,981)
Change in Net Assets from Class I Share Transactions	80,401,813	270,246,515	384,758,634	249,681,224
Class Y
Proceeds from shares sold	38,612,554	132,713,949	352,897,660	362,017,776
Reinvested distributions	5,947,579	4,505,061	18,948,994	7,525,610
Payments for shares redeemed	(70,866,279)	(58,049,105)	(130,305,976)	(60,956,991)
Change in Net Assets from Class Y Share Transactions	(26,306,146)	79,169,905	241,540,678	308,586,395
Change in net assets from capital transactions:	$(56,335,642)	$306,160,162	$718,023,706	$623,960,173
Share Transactions:
Class A
Issued	2,657,309	5,004,907	7,708,176	4,225,045
Reinvested	279,180	229,358	226,878	93,708
Redeemed	(6,105,481)	(6,817,882)	(2,844,030)	(1,285,463)
Change in shares outstanding	(3,168,992)	(1,583,617)	5,091,024	3,033,290
Class C
Issued	111,230	635,982	684,485	690,711
Reinvested	47,289	29,465	34,931	17,728
Redeemed	(458,259)	(334,013)	(463,491)	(245,334)
Change in shares outstanding	(299,740)	331,434	255,925	463,105
Class I
Issued	9,588,524	13,937,293	25,767,686	17,539,516
Reinvested	729,929	463,830	830,989	333,524
Redeemed	(7,733,812)	(6,144,341)	(6,573,142)	(4,753,680)
Change in shares outstanding	2,584,641	8,256,782	20,025,533	13,119,360
Class Y
Issued	1,195,701	3,931,177	18,030,889	19,121,662
Reinvested	169,596	143,436	880,672	406,591
Redeemed	(2,090,065)	(1,762,405)	(6,655,846)	(3,167,008)
Change in shares outstanding	(724,768)	2,312,208	12,255,715	16,361,245
Change in total shares outstanding	(1,608,859)	9,316,807	37,628,197	32,977,000

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 95

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
From Operations
Net investment income (loss)	$212,456	$115,633	$48,653,773	$34,358,640
Net realized gains (losses) on security sales	449,461	17,349	212,473,672	153,357,141
Net change in unrealized appreciation (depreciation) on investments	5,916,156	(53,554)	264,890,441	(219,309,609)
Change in Net Assets from Operations	6,578,073	79,428	526,017,886	(31,593,828)

Distributions to Shareholders
From net investment income:
Class A	(10,415)	(10,631)	(12,062,582)	(9,117,086)
Class C	—	(107)	(429,502)	(145,150)
Class I	(111,394)	(18,513)	(28,190,303)	(19,842,489)
Class Y	(98,452)	(78,987)	(9,297,263)	(5,258,725)
From net realized gains on investments
Class A	(35,783)	—	(58,242,648)	(42,511,645)
Class C	—	—	(5,004,267)	(3,355,736)
Class I	(120,917)	—	(106,332,727)	(67,211,166)
Class Y	(109,823)	—	(32,620,990)	(16,037,907)
Change in Net Assets from Distributions to Shareholders	(486,784)	(108,238)	(252,180,282)	(163,479,904)
Change in net assets from capital transactions	34,151,971	2,298,834	363,471,164	389,042,080

Total Change in Net Assets	40,243,260	2,270,024	637,308,768	193,968,348

Net Assets:
Beginning of period	18,573,474	16,303,450	3,440,412,844	3,246,444,496
End of period	$58,816,734	$18,573,474	$4,077,721,612	$3,440,412,844
Accumulated Net Investment Income (Loss)	$1,905	$10,028	$3,182	$—

See accompanying Notes to Financial Statements.

96 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Mid Cap Fund		Large Cap Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
Capital Transactions
Class A
Proceeds from shares sold	$4,617,678	$1,108,834	$141,843,093	$264,797,180
Reinvested distributions	46,198	10,630	68,923,795	50,751,629
Payments for shares redeemed	(1,353,700)	(132,759)	(253,327,738)	(311,900,741)
Change in Net Assets from Class A Share Transactions	3,310,176	986,705	(42,560,850)	3,648,068
Class C
Proceeds from shares sold	—	58,656	16,913,035	15,926,061
Reinvested distributions	—	92	5,175,794	3,293,098
Payments for shares redeemed	(78,724)	—	(16,772,131)	(13,413,048)
Change in Net Assets from Class C Share Transactions	(78,724)	58,748	5,316,698	5,806,111
Class I
Proceeds from shares sold	23,333,994	827,197	637,477,723	598,498,015
Reinvested distributions	203,333	18,242	118,085,012	75,414,430
Payments for shares redeemed	(1,279,590)	(241,799)	(555,292,097)	(375,299,825)
Change in Net Assets from Class I Share Transactions	22,257,737	603,640	200,270,638	298,612,620
Class Y
Proceeds from shares sold	9,057,474	650,076	265,700,272	138,505,316
Reinvested distributions	44,343	8,681	40,721,952	20,470,934
Payments for shares redeemed	(439,035)	(9,016)	(105,977,546)	(78,000,969)
Change in Net Assets from Class Y Share Transactions	8,662,782	649,741	200,444,678	80,975,281
Change in net assets from capital transactions:	$34,151,971	$2,298,834	$363,471,164	$389,042,080
Share Transactions:
Class A
Issued	413,781	100,678	6,452,067	11,692,415
Reinvested	3,658	985	2,933,532	2,338,656
Redeemed	(117,091)	(12,137)	(11,485,212)	(13,741,083)
Change in shares outstanding	300,348	89,526	(2,099,613)	289,988
Class C
Issued	—	5,281	801,500	735,551
Reinvested	—	9	232,338	159,679
Redeemed	(7,311)	—	(788,954)	(616,874)
Change in shares outstanding	(7,311)	5,290	244,884	278,356
Class I
Issued	2,000,164	74,986	28,962,246	26,269,684
Reinvested	16,048	1,687	4,990,123	3,450,704
Redeemed	(106,440)	(21,859)	(24,655,187)	(16,440,230)
Change in shares outstanding	1,909,772	54,814	9,297,182	13,280,158
Class Y
Issued	762,252	58,896	11,753,419	6,087,546
Reinvested	3,491	801	1,719,340	935,616
Redeemed	(40,385)	(815)	(4,712,526)	(3,418,942)
Change in shares outstanding	725,358	58,882	8,760,233	3,604,220
Change in total shares outstanding	2,928,167	208,512	16,202,686	17,452,722

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 97

Diamond Hill Funds
Statements of Changes in Net Assets

	Select Fund		Long-Short Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
From Operations
Net investment income (loss)	$156,022	$129,870	$(6,432,934)	$(11,874,489)
Net realized gains (losses) on security sales	(8,063,135)	(1,306,472)	246,421,475	282,565,938
Net realized gains (losses) on closed short positions	—	—	(38,448,173)	(145,044,409)
Net change in unrealized appreciation (depreciation) on investments	20,640,227	(9,625,023)	224,056,947	(195,033,861)
Change in Net Assets from Operations	12,733,114	(10,801,625)	425,597,315	(69,386,821)

Distributions to Shareholders
From net investment income:
Class A	—	—	(10)	—
Class I	(92,446)	—	—	—
Class Y	(38,022)	—	—	—
From net realized gains on investments
Class A	(190,538)	(1,452,241)	(15,593,899)	(2,769,878)
Class C	(162,678)	(502,498)	(5,373,676)	(892,455)
Class I	(1,160,985)	(2,650,605)	(116,909,432)	(15,735,080)
Class Y	(228,777)	(346,711)	(7,433,997)	(1,388,802)
Change in Net Assets from Distributions to Shareholders	(1,873,446)	(4,952,055)	(145,311,014)	(20,786,215)
Change in net assets from capital transactions	(22,750,290)	104,552,163	(270,142,790)	530,760,922

Total Change in Net Assets	(11,890,622)	88,798,483	10,143,511	440,587,886

Net Assets:
Beginning of period	150,771,452	61,972,969	4,412,702,987	3,972,115,101
End of period	$138,880,830	$150,771,452	$4,422,846,498	$4,412,702,987
Accumulated Net Investment Income (Loss)	$155,962	$129,870	$—	$—

See accompanying Notes to Financial Statements.

98 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Select Fund		Long-Short Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
Capital Transactions
Class A
Proceeds from shares sold	$3,872,392	$46,758,363	$54,997,688	$206,033,175
Reinvested distributions	178,187	1,248,087	14,062,511	2,488,265
Payments for shares redeemed	(32,508,715)	(12,804,427)	(206,653,955)	(329,536,806)
Change in Net Assets from Class A Share Transactions	(28,458,136)	35,202,023	(137,593,756)	(121,015,366)
Class C
Proceeds from shares sold	1,275,335	8,977,380	5,072,700	30,172,350
Reinvested distributions	129,734	400,489	4,579,503	768,315
Payments for shares redeemed	(4,866,592)	(1,481,802)	(42,002,803)	(26,093,019)
Change in Net Assets from Class C Share Transactions	(3,461,523)	7,896,067	(32,350,600)	4,847,646
Class I
Proceeds from shares sold	47,461,808	120,581,528	1,015,927,229	1,485,217,775
Reinvested distributions	1,214,313	2,542,802	89,893,554	12,003,836
Payments for shares redeemed	(45,514,745)	(64,201,194)	(1,126,573,761)	(866,062,430)
Change in Net Assets from Class I Share Transactions	3,161,376	58,923,136	(20,752,978)	631,159,181
Class Y
Proceeds from shares sold	10,322,075	2,636,273	39,268,624	119,279,729
Reinvested distributions	261,984	346,711	3,706,643	836,382
Payments for shares redeemed	(4,576,066)	(452,047)	(122,420,723)	(104,346,650)
Change in Net Assets from Class Y Share Transactions	6,007,993	2,530,937	(79,445,456)	15,769,461
Change in net assets from capital transactions:	$(22,750,290)	$104,552,163	$(270,142,790)	$530,760,922
Share Transactions:
Class A
Issued	331,520	3,409,632	2,327,321	8,726,389
Reinvested	13,297	101,553	561,377	106,291
Redeemed	(2,754,485)	(980,738)	(8,785,523)	(13,940,659)
Change in shares outstanding	(2,409,668)	2,530,447	(5,896,825)	(5,107,979)
Class C
Issued	110,096	690,808	238,048	1,376,619
Reinvested	10,175	33,969	202,275	35,919
Redeemed	(421,158)	(116,456)	(1,944,220)	(1,199,867)
Change in shares outstanding	(300,887)	608,321	(1,503,897)	212,671
Class I
Issued	4,078,226	8,827,777	42,181,173	61,485,773
Reinvested	90,159	206,396	3,515,585	504,151
Redeemed	(3,786,713)	(4,932,725)	(46,897,707)	(36,001,773)
Change in shares outstanding	381,672	4,101,448	(1,200,949)	25,988,151
Class Y
Issued	869,935	195,011	1,602,705	4,939,472
Reinvested	19,413	28,097	144,396	35,024
Redeemed	(376,896)	(35,381)	(5,037,950)	(4,335,659)
Change in shares outstanding	512,452	187,727	(3,290,849)	638,837
Change in total shares outstanding	(1,816,431)	7,427,943	(11,892,520)	21,731,680

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 99

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
From Operations
Net investment income (loss)	$(1,003)	$(68,791)	$91,341	$26,945
Net realized gains (losses) on security sales	1,719,569	5,018,282	2,938,910	3,341,781
Net realized gains (losses) on closed short positions	(724,217)	(1,252,359)	(42,723)	(82,958)
Net realized gains (losses) on foreign currency transactions	(301)	(2,578)	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,123,154	(9,014,463)	2,686,576	(4,875,135)
Change in Net Assets from Operations	4,117,202	(5,319,909)	5,674,104	(1,589,367)

Distributions to Shareholders
From net investment income:
Class A	—	—	—	(43,179)
Class I	—	(52,987)	—	(91,032)
Class Y	—	(77,016)	—	—
From net realized gains on investments
Class A	(30,845)	(662,379)	—	—
Class C	(23,939)	(360,854)	—	—
Class I	(200,584)	(2,063,440)	—	—
Class Y	(123,757)	(1,216,539)	—	—
Change in Net Assets from Distributions to Shareholders	(379,125)	(4,433,215)	—	(134,211)
Change in net assets from capital transactions	(7,451,444)	(12,428,112)	(698,018)	(446,293)

Total Change in Net Assets	(3,713,367)	(22,181,236)	4,976,086	(2,169,871)

Net Assets:
Beginning of period	55,205,097	77,386,332	27,416,467	29,586,338
End of period	$51,491,730	$55,205,096	$32,392,553	$27,416,467
Accumulated Net Investment Income (Loss)	$13,522	$(411,836)	$172,032	$(85,789)

See accompanying Notes to Financial Statements.

100 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Research Opportunities Fund		Financial Long-Short Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2016	For the year ended December 31, 2015
Capital Transactions
Class A
Proceeds from shares sold	$1,486,960	$7,998,672	$735,530	$2,028,899
Reinvested distributions	30,298	639,430	—	25,963
Payments for shares redeemed	(6,134,350)	(7,702,776)	(3,083,093)	(2,753,690)
Change in Net Assets from Class A Share Transactions	(4,617,092)	935,326	(2,347,563)	(698,828)
Class C
Proceeds from shares sold	337,050	6,880,044	26,637	162,132
Reinvested distributions	22,545	341,164	—	—
Payments for shares redeemed	(2,675,528)	(1,799,883)	(416,121)	(437,261)
Change in Net Assets from Class C Share Transactions	(2,315,933)	5,421,325	(389,484)	(275,129)
Class I
Proceeds from shares sold	9,265,199	16,175,668	6,274,914	10,129,768
Reinvested distributions	199,412	2,108,795	—	80,737
Payments for shares redeemed	(10,164,233)	(37,170,502)	(4,235,885)	(9,682,841)
Change in Net Assets from Class I Share Transactions	(699,622)	(18,886,039)	2,039,029	527,664
Class Y
Proceeds from shares sold	3,053,268	1,523,034	—	—
Reinvested distributions	43,120	399,089	—	—
Payments for shares redeemed	(2,915,185)	(1,820,847)	—	—
Change in Net Assets from Class Y Share Transactions	181,203	101,276	—	—
Change in net assets from capital transactions:	$(7,451,444)	$(12,428,112)	$(698,018)	$(446,293)
Share Transactions:
Class A
Issued	74,189	344,138	38,076	104,825
Reinvested	1,413	32,657	—	1,388
Redeemed	(319,805)	(359,951)	(156,225)	(142,522)
Change in shares outstanding	(244,203)	16,844	(118,149)	(36,309)
Class C
Issued	17,469	306,509	1,459	9,305
Reinvested	1,095	18,013	—	—
Redeemed	(140,871)	(87,434)	(24,053)	(24,834)
Change in shares outstanding	(122,307)	237,088	(22,594)	(15,529)
Class I
Issued	465,598	697,619	363,822	518,918
Reinvested	9,224	106,915	—	4,322
Redeemed	(520,536)	(1,690,625)	(233,586)	(508,801)
Change in shares outstanding	(45,714)	(886,091)	130,236	14,439
Class Y
Issued	146,533	65,960	—	—
Reinvested	1,993	20,180	—	—
Redeemed	(145,874)	(78,760)	—	—
Change in shares outstanding	2,652	7,380	—	—
Change in total shares outstanding	(409,572)	(624,779)	(10,507)	(37,399)

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 101

Diamond Hill Funds
Statements of Changes in Net Assets

	Short Duration Total Return Fund	Core Bond Fund
	For the period July 5, 2016 through December 31, 2016(A)	For the period July 5, 2016 through December 31, 2016(A)
From Operations
Net investment income	$1,566,326	$277,147
Net realized gains (losses) on security sales	40,209	(2,090)
Net change in unrealized appreciation (depreciation) on investments	(580,391)	(1,112,006)
Change in Net Assets from Operations	1,026,144	(836,949)

Distributions to Shareholders
From net investment income:
Class A	(1,189)	(7,061)
Class I	(65,023)	(31,299)
Class Y	(1,613,933)	(263,372)
Change in Net Assets from Distributions to Shareholders	(1,680,145)	(301,732)

Change in net assets from capital transactions	198,110,463	40,822,195

Total Change in Net Assets	197,456,462	39,683,514

Net Assets:
Beginning of period	—	—
End of period	$197,456,462	$39,683,514
Accumulated Net Investment Income	$38,511	$4,784

(A)	Inception date of the Fund is July 5, 2016.

See accompanying Notes to Financial Statements.

102 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Short Duration Total Return Fund	Core Bond Fund
	For the period July 5, 2016 through December 31, 2016(A)	For the period July 5, 2016 through December 31, 2016(A)
Capital Transactions
Class A
Proceeds from shares sold	$228,084	$2,216,556
Reinvested distributions	1,189	7,061
Payments for shares redeemed	(5,926)	(11,897)
Change in Net Assets from Class A Share Transactions	223,347	2,211,720
Class I
Proceeds from shares sold	14,718,632	8,234,987
Reinvested distributions	41,870	31,219
Payments for shares redeemed	(11,054)	(93,888)
Change in Net Assets from Class I Share Transactions	14,749,448	8,172,318
Class Y
Proceeds from shares sold	194,969,190	30,174,797
Reinvested distributions	1,613,934	263,372
Payments for shares redeemed	(13,445,456)	(12)
Change in Net Assets from Class Y Share Transactions	183,137,668	30,438,157
Change in net assets from capital transactions:	$198,110,463	$40,822,195
Share Transactions:
Class A
Issued	22,616	225,529
Reinvested	118	727
Redeemed	(589)	(1,226)
Change in shares outstanding	22,145	225,030
Class I
Issued	1,462,998	834,521
Reinvested	4,167	3,203
Redeemed	(1,100)	(9,668)
Change in shares outstanding	1,466,065	828,056
Class Y
Issued	19,367,392	3,010,931
Reinvested	160,459	26,622
Redeemed	(1,336,623)	(1)
Change in shares outstanding	18,191,228	3,037,552
Change in total shares outstanding	19,679,438	4,090,638

(A)	Inception date of the Fund is July 5, 2016.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 103

Diamond Hill Funds
Statements of Changes in Net Assets

	Corporate Credit Fund		High Yield Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period January 4, 2016 (commencement of operations) to December 31, 2016
From Operations
Net investment income	$25,250,580	$13,875,096	$1,629,135
Net realized gains (losses) on security sales	9,834,572	629,391	670,845
Net change in unrealized appreciation (depreciation) on investments	13,026,361	(12,614,587)	1,137,651
Change in Net Assets from Operations	48,111,513	1,889,900	3,437,631

Distributions to Shareholders
From net investment income:
Class A	(3,244,981)	(1,772,505)	(7,838)
Class C	(1,398,487)	(1,033,624)	—
Class I	(19,773,115)	(9,849,445)	(1,111,827)
Class Y	(1,059,453)	(961,840)	(499,109)
From net realized gains on investments
Class A	(40,897)	—	(3,755)
Class C	(17,233)	—	—
Class I	(237,746)	—	(495,683)
Class Y	(12,378)	—	(166,026)
Change in Net Assets from Distributions to Shareholders	(25,784,290)	(13,617,414)	(2,284,238)

Change in net assets from capital transactions	177,592,644	125,326,622	20,629,308

Total Change in Net Assets	199,919,867	113,599,108	21,782,701

Net Assets:
Beginning of period	333,537,776	219,938,668	10,143,032
End of period	$533,457,643	$333,537,776	$31,925,733
Accumulated Net Investment Income	$443,167	$909,361	$14,788

See accompanying Notes to Financial Statements.

104 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Statements of Changes in Net Assets

	Corporate Credit Fund		High Yield Fund
	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period January 4, 2016 (commencement of operations) to December 31, 2016
Capital Transactions
Class A
Proceeds from shares sold	$51,156,932	$25,002,825	$93,130
Reinvested distributions	2,805,818	1,449,226	11,593
Payments for shares redeemed	(30,218,241)	(11,790,094)	(679)
Change in Net Assets from Class A Share Transactions	23,744,509	14,661,957	104,044
Class C
Proceeds from shares sold	9,360,762	4,711,613	—
Reinvested distributions	982,602	617,137	—
Payments for shares redeemed	(5,849,646)	(4,870,148)	—
Change in Net Assets from Class C Share Transactions	4,493,718	458,602	—
Class I
Proceeds from shares sold	201,939,975	145,139,779	22,955,792
Reinvested distributions	18,301,131	8,919,431	1,579,468
Payments for shares redeemed	(73,212,519)	(46,810,896)	(1,541,848)
Change in Net Assets from Class I Share Transactions	147,028,587	107,248,314	22,993,412
Class Y
Proceeds from shares sold	7,771,293	3,740,291	4,147,891
Reinvested distributions	1,040,561	961,840	665,135
Payments for shares redeemed	(6,486,024)	(1,744,382)	(7,281,174)
Change in Net Assets from Class Y Share Transactions	2,325,830	2,957,749	(2,468,148)
Change in net assets from capital transactions:	$177,592,644	$125,326,622	$20,629,308
Share Transactions:
Class A
Issued	4,684,422	2,289,120	8,818
Reinvested	257,278	132,730	1,086
Redeemed	(2,766,235)	(1,069,893)	(63)
Change in shares outstanding	2,175,465	1,351,957	9,841
Class C
Issued	865,290	432,305	—
Reinvested	90,396	56,561	—
Redeemed	(536,288)	(444,919)	—
Change in shares outstanding	419,398	43,947	—
Class I
Issued	18,609,874	13,431,461	2,226,794
Reinvested	1,682,202	819,468	148,080
Redeemed	(6,767,554)	(4,308,315)	(143,247)
Change in shares outstanding	13,524,522	9,942,614	2,231,627
Class Y
Issued	713,232	340,930	406,183
Reinvested	96,163	88,211	63,324
Redeemed	(603,088)	(164,616)	(714,368)
Change in shares outstanding	206,307	264,525	(244,861)
Change in total shares outstanding	16,325,692	11,603,043	1,996,607

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 105

Small Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund	Net asset value, beginning of period	Net investment income (loss)(A)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$30.89	0.00	(D)	4.36	4.36
For the year ended December 31, 2015	$32.61	(0.05)		(1.17)	(1.22)
For the year ended December 31, 2014	$32.72	(0.11)		1.57	1.46
For the year ended December 31, 2013	$24.95	0.00	(D)	9.86	9.86
For the year ended December 31, 2012	$23.04	0.07		2.88	2.95

Class C
For the year ended December 31, 2016	$27.51	(0.23)		3.88	3.65
For the year ended December 31, 2015	$29.23	(0.25)		(1.06)	(1.31)
For the year ended December 31, 2014	$29.70	(0.33)		1.43	1.10
For the year ended December 31, 2013	$22.94	(0.21)		9.03	8.82
For the year ended December 31, 2012	$21.34	(0.10)		2.65	2.55

Class I
For the year ended December 31, 2016	$31.28	0.10		4.42	4.52
For the year ended December 31, 2015	$33.04	0.05		(1.20)	(1.15)
For the year ended December 31, 2014	$33.10	(0.02)		1.59	1.57
For the year ended December 31, 2013	$25.21	0.07		9.98	10.05
For the year ended December 31, 2012	$23.27	0.14		2.90	3.04

Class Y(F)
For the year ended December 31, 2016	$31.29	0.13		4.43	4.56
For the year ended December 31, 2015	$33.05	0.12		(1.23)	(1.11)
For the year ended December 31, 2014	$33.09	0.03		1.60	1.63
For the year ended December 31, 2013	$25.20	0.12		9.97	10.09
For the year ended December 31, 2012	$23.27	0.20		2.88	3.08

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

106 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(C)

—	(0.86)	(0.86)	$34.39	14.10%	$439,681	1.29%	0.00	%(E)	15%
(0.09)	(0.41)	(0.50)	$30.89	(3.73)%	$492,810	1.29%	(0.15)%		17%
—	(1.57)	(1.57)	$32.61	4.60%	$571,941	1.30%	(0.34)%		16%
(0.03)	(2.06)	(2.09)	$32.72	39.70%	$571,167	1.31%	(0.01)%		43%
(0.09)	(0.95)	(1.04)	$24.95	12.88%	$390,371	1.31%	0.30%		13%

—	(0.86)	(0.86)	$30.30	13.25%	$54,664	2.04%	(0.75)%		15%
—	(0.41)	(0.41)	$27.51	(4.47)%	$57,875	2.04%	(0.87)%		17%
—	(1.57)	(1.57)	$29.23	3.86%	$51,794	2.05%	(1.07)%		16%
—	(2.06)	(2.06)	$29.70	38.64%	$46,476	2.06%	(0.76)%		43%
—	(0.95)	(0.95)	$22.94	12.04%	$29,917	2.06%	(0.45)%		13%

(0.07)	(0.86)	(0.93)	$34.87	14.45%	$1,073,671	0.99%	0.32%		15%
(0.20)	(0.41)	(0.61)	$31.28	(3.47)%	$882,350	1.02%	0.16%		17%
(0.06)	(1.57)	(1.63)	$33.04	4.86%	$659,199	1.05%	(0.06)%		16%
(0.10)	(2.06)	(2.16)	$33.10	40.08%	$550,844	1.06%	0.22%		43%
(0.15)	(0.95)	(1.10)	$25.21	13.17%	$298,473	1.06%	0.56%		13%

(0.10)	(0.86)	(0.96)	$34.89	14.57%	$221,827	0.89%	0.40%		15%
(0.24)	(0.41)	(0.65)	$31.29	(3.36)%	$221,624	0.90%	0.37%		17%
(0.10)	(1.57)	(1.67)	$33.05	5.06%	$157,665	0.90%	0.10%		16%
(0.14)	(2.06)	(2.20)	$33.09	40.25%	$101,026	0.91%	0.40%		43%
(0.20)	(0.95)	(1.15)	$25.20	13.34%	$63,439	0.91%	0.82%		13%

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 107

Small-Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$18.29	0.01	3.25	3.26
For the year ended December 31, 2015	$18.33	0.01	0.17	0.18
For the year ended December 31, 2014	$17.73	0.03	1.23	1.26
For the year ended December 31, 2013	$13.13	0.04	5.35	5.39
For the year ended December 31, 2012	$11.71	0.02	1.78	1.80

Class C
For the year ended December 31, 2016	$17.06	(0.12)	3.02	2.90
For the year ended December 31, 2015	$17.21	(0.12)	0.16	0.04
For the year ended December 31, 2014	$16.80	(0.10)	1.15	1.05
For the year ended December 31, 2013	$12.54	(0.07)	5.09	5.02
For the year ended December 31, 2012	$11.28	(0.07)	1.71	1.64

Class I
For the year ended December 31, 2016	$18.46	0.07	3.29	3.36
For the year ended December 31, 2015	$18.47	0.07	0.17	0.24
For the year ended December 31, 2014	$17.87	0.08	1.22	1.30
For the year ended December 31, 2013	$13.21	0.09	5.38	5.47
For the year ended December 31, 2012	$11.78	0.05	1.80	1.85

Class Y(E)
For the year ended December 31, 2016	$18.48	0.09	3.29	3.38
For the year ended December 31, 2015	$18.49	0.09	0.17	0.26
For the year ended December 31, 2014	$17.87	0.11	1.23	1.34
For the year ended December 31, 2013	$13.20	0.12	5.38	5.50
For the year ended December 31, 2012	$11.78	0.09	1.77	1.86

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

108 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(C)

(0.01)	(0.36)	(0.37)	$21.18	17.81%	$288,634	1.24%	0.12%	17%
(0.03)	(0.19)	(0.22)	$18.29	0.98%	$156,122	1.24%	0.06%	21%
(0.02)	(0.64)	(0.66)	$18.33	7.17%	$100,820	1.25%	0.18%	27%
(0.03)	(0.76)	(0.79)	$17.73	41.25%	$61,563	1.26%	0.27%	35%
0.00	(D)	(0.38)	(0.38)	$13.13	15.43%	$19,607	1.26%	0.15%	26%

—	(0.36)	(0.36)	$19.60	16.98%	$42,875	1.99%	(0.65)%	17%
—	(0.19)	(0.19)	$17.06	0.24%	$32,963	1.99%	(0.69)%	21%
—	(0.64)	(0.64)	$17.21	6.33%	$25,276	2.00%	(0.59)%	27%
—	(0.76)	(0.76)	$16.80	40.21%	$19,184	2.01%	(0.45)%	35%
—	(0.38)	(0.38)	$12.54	14.57%	$9,169	2.01%	(0.59)%	26%

(0.07)	(0.36)	(0.43)	$21.39	18.18%	$1,015,403	0.94%	0.41%	17%
(0.06)	(0.19)	(0.25)	$18.46	1.32%	$506,730	0.97%	0.35%	21%
(0.06)	(0.64)	(0.70)	$18.47	7.36%	$264,824	1.00%	0.42%	27%
(0.05)	(0.76)	(0.81)	$17.87	41.64%	$148,927	1.01%	0.54%	35%
(0.04)	(0.38)	(0.42)	$13.21	15.74%	$53,514	1.01%	0.42%	26%

(0.08)	(0.36)	(0.44)	$21.42	18.29%	$961,721	0.84%	0.49%	17%
(0.08)	(0.19)	(0.27)	$18.48	1.41%	$602,951	0.85%	0.48%	21%
(0.08)	(0.64)	(0.72)	$18.49	7.60%	$300,815	0.85%	0.62%	27%
(0.07)	(0.76)	(0.83)	$17.87	41.88%	$106,068	0.86%	0.73%	35%
(0.06)	(0.38)	(0.44)	$13.20	15.84%	$30,940	0.86%	0.68%	26%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 109

Mid Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Mid Cap Fund(A)	Net asset value, beginning of period	Net investment income (loss)(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$10.71	0.03	1.93	1.96
For the year ended December 31, 2015	$10.70	0.04	0.01	0.05
For the year ended December 31, 2014	$10.00	0.06	0.70	0.76

Class I
For the year ended December 31, 2016	$10.74	0.07	1.92	1.99
For the year ended December 31, 2015	$10.72	0.07	0.01	0.08
For the year ended December 31, 2014	$10.00	0.09	0.70	0.79

Class Y
For the year ended December 31, 2016	$10.75	0.08	1.94	2.02
For the year ended December 31, 2015	$10.73	0.08	0.01	0.09
For the year ended December 31, 2014	$10.00	0.09	0.71	0.80

(A)	Inception date of the Fund is December 31, 2013. Fund commenced public offering on January 2, 2014.

(B)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges

See accompanying Notes to Financial Statements.

110 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(C)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)

(0.02)	(0.06)	(0.08)	$12.59	18.29%	$7,403	1.14%	0.31%	17%
(0.04)	—	(0.04)	$10.71	0.44%	$3,082	1.14%	0.35%	29%
(0.06)	—	(0.06)	$10.70	7.57%	$2,120	1.15%	0.59%	28%

(0.05)	(0.06)	(0.11)	$12.62	18.56%	$28,031	0.85%	0.67%	17%
(0.06)	—	(0.06)	$10.74	0.74%	$3,337	0.87%	0.61%	29%
(0.07)	—	(0.07)	$10.72	7.91%	$2,743	0.90%	0.87%	28%

(0.06)	(0.06)	(0.12)	$12.65	18.76%	$23,383	0.75%	0.71%	17%
(0.07)	—	(0.07)	$10.75	0.84%	$12,077	0.75%	0.72%	29%
(0.07)	—	(0.07)	$10.73	8.02%	$11,419	0.75%	0.87%	28%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 111

Large Cap Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$21.44	0.25	2.82	3.07
For the year ended December 31, 2015	$22.71	0.19	(0.43)	(0.24)
For the year ended December 31, 2014	$21.49	0.21	2.01	2.22
For the year ended December 31, 2013	$16.54	0.18	5.79	5.97
For the year ended December 31, 2012	$14.96	0.22	1.62	1.84

Class C
For the year ended December 31, 2016	$20.49	0.08	2.68	2.76
For the year ended December 31, 2015	$21.77	0.02	(0.41)	(0.39)
For the year ended December 31, 2014	$20.68	0.04	1.93	1.97
For the year ended December 31, 2013	$15.98	0.03	5.58	5.61
For the year ended December 31, 2012	$14.46	0.10	1.56	1.66

Class I
For the year ended December 31, 2016	$21.55	0.31	2.86	3.17
For the year ended December 31, 2015	$22.83	0.25	(0.44)	(0.19)
For the year ended December 31, 2014	$21.58	0.27	2.03	2.30
For the year ended December 31, 2013	$16.61	0.24	5.80	6.04
For the year ended December 31, 2012	$15.01	0.26	1.63	1.89

Class Y(D)
For the year ended December 31, 2016	$21.56	0.34	2.85	3.19
For the year ended December 31, 2015	$22.84	0.28	(0.44)	(0.16)
For the year ended December 31, 2014	$21.59	0.31	2.02	2.33
For the year ended December 31, 2013	$16.60	0.26	5.83	6.09
For the year ended December 31, 2012	$15.01	0.30	1.62	1.92

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

112 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(C)

(0.24)	(1.21)	(1.45)	$23.06	14.26%	$1,158,652	0.99%	1.12%	23%
(0.18)	(0.85)	(1.03)	$21.44	(1.10)%	$1,122,165	1.04%	0.85%	20%
(0.19)	(0.81)	(1.00)	$22.71	10.42%	$1,182,155	1.05%	0.94%	24%
(0.16)	(0.86)	(1.02)	$21.49	36.33%	$878,903	1.06%	0.92%	21%
(0.21)	(0.05)	(0.26)	$16.54	12.29%	$617,407	1.06%	1.37%	28%

(0.10)	(1.21)	(1.31)	$21.94	13.40%	$95,923	1.74%	0.37%	23%
(0.04)	(0.85)	(0.89)	$20.49	(1.83)%	$84,550	1.79%	0.10%	20%
(0.07)	(0.81)	(0.88)	$21.77	9.60%	$83,781	1.80%	0.19%	24%
(0.05)	(0.86)	(0.91)	$20.68	35.33%	$53,241	1.81%	0.18%	21%
(0.09)	(0.05)	(0.14)	$15.98	11.49%	$33,305	1.81%	0.62%	28%

(0.31)	(1.21)	(1.52)	$23.20	14.63%	$2,156,390	0.70%	1.41%	23%
(0.24)	(0.85)	(1.09)	$21.55	(0.85)%	$1,803,130	0.77%	1.11%	20%
(0.24)	(0.81)	(1.05)	$22.83	10.74%	$1,606,797	0.80%	1.20%	24%
(0.21)	(0.86)	(1.07)	$21.58	36.60%	$1,295,477	0.81%	1.18%	21%
(0.24)	(0.05)	(0.29)	$16.61	12.62%	$791,031	0.81%	1.62%	28%

(0.33)	(1.21)	(1.54)	$23.21	14.74%	$666,756	0.60%	1.49%	23%
(0.27)	(0.85)	(1.12)	$21.56	(0.74)%	$430,568	0.65%	1.23%	20%
(0.27)	(0.81)	(1.08)	$22.84	10.89%	$373,711	0.65%	1.36%	24%
(0.24)	(0.86)	(1.10)	$21.59	36.87%	$302,458	0.66%	1.32%	21%
(0.28)	(0.05)	(0.33)	$16.60	12.79%	$224,073	0.66%	1.87%	28%

(D)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 113

Select Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Select Fund	Net asset value, beginning of period	Net investment income (loss)(A)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$12.36	(0.01)		1.17	1.16
For the year ended December 31, 2015	$12.96	0.00	(D)	(0.19)	(0.19)
For the year ended December 31, 2014	$13.00	0.05		1.38	1.43
For the year ended December 31, 2013	$10.45	0.05		4.48	4.53
For the year ended December 31, 2012	$9.69	0.12		0.97	1.09

Class C
For the year ended December 31, 2016	$11.85	(0.09)		1.10	1.01
For the year ended December 31, 2015	$12.54	(0.10)		(0.18)	(0.28)
For the year ended December 31, 2014	$12.67	(0.05)		1.34	1.29
For the year ended December 31, 2013	$10.25	(0.04)		4.38	4.34
For the year ended December 31, 2012	$9.51	0.04		0.95	0.99

Class I
For the year ended December 31, 2016	$12.39	0.03		1.16	1.19
For the year ended December 31, 2015	$12.95	0.03		(0.18)	(0.15)
For the year ended December 31, 2014	$12.97	0.09		1.38	1.47
For the year ended December 31, 2013	$10.43	0.09		4.46	4.55
For the year ended December 31, 2012	$9.68	0.15		0.96	1.11

Class Y(E)
For the year ended December 31, 2016	$12.41	0.04		1.17	1.21
For the year ended December 31, 2015	$12.96	0.05		(0.19)	(0.14)
For the year ended December 31, 2014	$12.99	0.10		1.39	1.49
For the year ended December 31, 2013	$10.43	0.11		4.48	4.59
For the year ended December 31, 2012	$9.68	0.17		0.96	1.13

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

114 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(C)

—	(0.17)	(0.17)	$13.35	9.37%	$14,963	1.19%	(0.09)%	70%
—	(0.41)	(0.41)	$12.36	(1.44)%	$43,638	1.19%	(0.01)%	89%
(0.05)	(1.42)	(1.47)	$12.96	11.30%	$12,963	1.20%	0.36%	53%
(0.09)	(1.89)	(1.98)	$13.00	44.04%	$8,905	1.22%	0.42%	70%
(0.08)	(0.25)	(0.33)	$10.45	11.27%	$7,778	1.21%	1.15%	38%

—	(0.17)	(0.17)	$12.69	8.51%	$12,269	1.94%	(0.81)%	70%
—	(0.41)	(0.41)	$11.85	(2.21)%	$15,022	1.94%	(0.78)%	89%
—	(1.42)	(1.42)	$12.54	10.46%	$8,265	1.95%	(0.39)%	53%
(0.03)	(1.89)	(1.92)	$12.67	43.08%	$5,533	1.97%	(0.35)%	70%
—	(0.25)	(0.25)	$10.25	10.44%	$3,271	1.96%	0.41%	38%

(0.01)	(0.17)	(0.18)	$13.40	9.62%	$93,192	0.90%	0.24%	70%
—	(0.41)	(0.41)	$12.39	(1.14)%	$81,408	0.92%	0.25%	89%
(0.07)	(1.42)	(1.49)	$12.95	11.57%	$31,999	0.95%	0.64%	53%
(0.12)	(1.89)	(2.01)	$12.97	44.35%	$46,787	0.97%	0.66%	70%
(0.11)	(0.25)	(0.36)	$10.43	11.54%	$41,862	0.96%	1.44%	38%

(0.03)	(0.17)	(0.20)	$13.42	9.72%	$18,456	0.80%	0.36%	70%
—	(0.41)	(0.41)	$12.41	(1.06)%	$10,703	0.80%	0.35%	89%
(0.10)	(1.42)	(1.52)	$12.96	11.74%	$8,746	0.80%	0.76%	53%
(0.14)	(1.89)	(2.03)	$12.99	44.70%	$6,534	0.82%	0.82%	70%
(0.13)	(0.25)	(0.38)	$10.43	11.69%	$5,788	0.81%	1.62%	38%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 115

Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$23.36	(0.09)	2.49	2.40
For the year ended December 31, 2015	$23.87	(0.11)	(0.29)	(0.40)
For the year ended December 31, 2014	$22.26	(0.08)	1.69	1.61
For the year ended December 31, 2013	$18.15	(0.05)	4.21	4.16
For the year ended December 31, 2012	$16.75	0.06	1.36	1.42

Class C
For the year ended December 31, 2016	$21.34	(0.24)	2.26	2.02
For the year ended December 31, 2015	$21.98	(0.27)	(0.26)	(0.53)
For the year ended December 31, 2014	$20.65	(0.23)	1.56	1.33
For the year ended December 31, 2013	$16.93	(0.19)	3.91	3.72
For the year ended December 31, 2012	$15.72	(0.07)	1.28	1.21

Class I
For the year ended December 31, 2016	$23.77	(0.02)	2.53	2.51
For the year ended December 31, 2015	$24.22	(0.05)	(0.29)	(0.34)
For the year ended December 31, 2014	$22.52	(0.02)	1.72	1.70
For the year ended December 31, 2013	$18.35	0.00	(F)	4.26	4.26
For the year ended December 31, 2012	$16.93	0.10	1.38	1.48

Class Y(H)
For the year ended December 31, 2016	$23.83	0.01	2.54	2.55
For the year ended December 31, 2015	$24.25	(0.02)	(0.29)	(0.31)
For the year ended December 31, 2014	$22.52	0.01	1.72	1.73
For the year ended December 31, 2013	$18.35	0.04	4.25	4.29
For the year ended December 31, 2012	$16.93	0.14	1.37	1.51

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund invests in short positions and incurs certain expenses and fees in connection therewith. If such expenses and fees had not occurred, the ratios of total expenses to average net assets for the year ended December 31, 2016, would have been 1.39% for Class A, 2.14% for Class C, 1.09% for Class I and 1.00% for Class Y.

See accompanying Notes to Financial Statements.

116 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(D)(E)

—	(0.85)	(0.85)	$24.91	10.26%	$460,104	2.06%	(0.20)%		45%
—	(0.11)	(0.11)	$23.36	(1.67)%	$569,218	1.89%	(0.47)%		81%
—	—	—	$23.87	7.23%	$703,572	1.83%	(0.33)%		60%
(0.05)	—	(0.05)	$22.26	22.92%	$858,112	1.83%	(0.25)%		30%
(0.02)	—	(0.02)	$18.15	8.46%	$533,722	1.75%	0.32%		39%

—	(0.85)	(0.85)	$22.51	9.45%	$145,313	2.81%	(1.13)%		45%
—	(0.11)	(0.11)	$21.34	(2.40)%	$169,861	2.64%	(1.22)%		81%
—	—	—	$21.98	6.44%	$170,278	2.58%	(1.09)%		60%
—	—	—	$20.65	21.97%	$130,388	2.58%	(0.99)%		30%
—	—	—	$16.93	7.70%	$103,393	2.50%	(0.43)%		39%

—	(0.85)	(0.85)	$25.43	10.55%	$3,589,749	1.76%	(0.09)%		45%
—	(0.11)	(0.11)	$23.77	(1.40)%	$3,382,697	1.62%	(0.21)%		81%
—	—	—	$24.22	7.55%	$2,817,671	1.58%	(0.09)%		60%
(0.09)	—	(0.09)	$22.52	23.19%	$1,859,054	1.58%	0.00	%(G)	30%
(0.06)	—	(0.06)	$18.35	8.77%	$1,554,623	1.50%	0.58%		39%

—	(0.85)	(0.85)	$25.53	10.69%	$227,680	1.67%	0.02%		45%
—	(0.11)	(0.11)	$23.83	(1.27)%	$290,928	1.50%	(0.08)%		81%
—	—	—	$24.25	7.68%	$280,595	1.43%	0.06%		60%
(0.12)	—	(0.12)	$22.52	23.39%	$168,835	1.43%	0.18%		30%
(0.09)	—	(0.09)	$18.35	8.95%	$83,409	1.35%	0.79%		39%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)

In 2016, the Funds changed the methodology for calculating the portfolio turnover rate to better reflect short selling activity. The portfolio turnover rates in the prior years ended in 2015, 2014, 2013 and 2012 would have been 47%, 39%, 24% and 32%, respectively, using this same calculation methodology.

(F)	Amount is less than $0.005.

(G)	Amount is less than 0.005%.

(H)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 117

Research Opportunities Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund(A)	Net asset value, beginning of period	Net investment income (loss)(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$19.70	(0.04)	1.94	1.90
For the year ended December 31, 2015	$22.52	(0.06)	(1.14)	(1.20)
For the year ended December 31, 2014	$22.82	(0.07)	1.62	1.55
For the year ended December 31, 2013	$18.34	(0.10)	6.01	5.91
For the year ended December 31, 2012	$16.60	0.02	1.93	1.95

Class C
For the year ended December 31, 2016	$19.06	(0.19)	1.86	1.67
For the year ended December 31, 2015	$22.00	(0.21)	(1.11)	(1.32)
For the year ended December 31, 2014	$22.49	(0.24)	1.58	1.34
For the year ended December 31, 2013	$18.22	(0.26)	5.96	5.70
For the year ended December 31, 2012	$16.60	(0.09)	1.90	1.81

Class I
For the year ended December 31, 2016	$19.81	0.02	1.94	1.96
For the year ended December 31, 2015	$22.61	(0.01)	(1.13)	(1.14)
For the year ended December 31, 2014	$22.90	(0.01)	1.62	1.61
For the year ended December 31, 2013	$18.36	(0.04)	6.01	5.97
For the year ended December 31, 2012	$16.60	0.05	1.95	2.00

Class Y
For the year ended December 31, 2016	$19.80	0.04	1.95	1.99
For the year ended December 31, 2015	$22.64	0.02	(1.14)	(1.12)
For the year ended December 31, 2014	$22.92	0.03	1.62	1.65
For the year ended December 31, 2013	$18.36	0.00	(G)	6.02	6.02
For the year ended December 31, 2012	$16.60	0.08	1.94	2.02

(A)	Inception date of the Fund is December 31, 2011. Fund commenced public offering on January 3, 2012.

(B)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

(D)

The Fund invests in short positions and incurs certain expenses and fees in connection therewith. If such expenses and fees had not occurred, the ratios of total expenses to average net assets for the year ended December 31, 2016, would have been 1.51% for Class A, 2.26% for Class C, 1.21% for Class I and 1.11% for Class Y.

See accompanying Notes to Financial Statements.

118 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(C)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(D)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(E)(F)

—	(0.16)	(0.16)	$21.44	9.64%	$4,162	2.10%	(0.16)%	67%
—	(1.62)	(1.62)	$19.70	(5.29)%	$8,637	1.83%	(0.27)%	147%
(0.02)	(1.83)	(1.85)	$22.52	6.96%	$9,492	1.74%	(0.29)%	57%
—	(1.43)	(1.43)	$22.82	32.43%	$6,836	1.77%	(0.45)%	72%
(0.02)	(0.19)	(0.21)	$18.34	11.73%	$1,120	1.63%	0.10%	35%

—	(0.16)	(0.16)	$20.57	8.76%	$2,986	2.85%	(0.93)%	67%
—	(1.62)	(1.62)	$19.06	(5.96)%	$5,097	2.58%	(0.96)%	147%
—	(1.83)	(1.83)	$22.00	6.17%	$668	2.49%	(1.03)%	57%
—	(1.43)	(1.43)	$22.49	31.48%	$494	2.52%	(1.19)%	72%
—	(0.19)	(0.19)	$18.22	10.91%	$148	2.38%	(0.51)%	35%

—	(0.16)	(0.16)	$21.61	9.89%	$27,588	1.80%	0.05%	67%
(0.04)	(1.62)	(1.66)	$19.81	(5.00)%	$26,186	1.57%	(0.03)%	147%
(0.07)	(1.83)	(1.90)	$22.61	7.21%	$49,920	1.49%	(0.05)%	57%
0.00	(G)	(1.43)	(1.43)	$22.90	32.76%	$43,018	1.52%	(0.17)%	72%
(0.05)	(0.19)	(0.24)	$18.36	12.03%	$15,978	1.38%	0.30%	35%

—	(0.16)	(0.16)	$21.63	10.05%	$16,755	1.70%	0.19%	67%
(0.10)	(1.62)	(1.72)	$19.80	(4.91)%	$15,285	1.44%	0.10%	147%
(0.10)	(1.83)	(1.93)	$22.64	7.37%	$17,307	1.34%	0.11%	57%
(0.03)	(1.43)	(1.46)	$22.92	32.99%	$15,468	1.37%	0.02%	72%
(0.07)	(0.19)	(0.26)	$18.36	12.17%	$11,572	1.23%	0.45%	35%

(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(F)

In 2016, the Funds changed the methodology for calculating the portfolio turnover rate to better reflect short selling activity. The portfolio turnover rates in the prior years ended in 2015, 2014, 2013 and 2012 would have been 103%, 46%, 64% and 32%, respectively, using this same calculation methodology.

(G)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 119

Financial Long-Short Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund	Net asset value, beginning of period	Net investment income (loss)(A)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$18.62	0.03	3.46	3.49
For the year ended December 31, 2015	$19.61	0.00	(F)	(0.92)	(0.92)
For the year ended December 31, 2014	$18.13	(0.02)	1.50	1.48
For the year ended December 31, 2013	$13.24	(0.05)	4.94	4.89
For the year ended December 31, 2012	$10.51	0.06	2.74	2.80

Class C
For the year ended December 31, 2016	$17.28	(0.10)	3.17	3.07
For the year ended December 31, 2015	$18.26	(0.13)	(0.85)	(0.98)
For the year ended December 31, 2014	$17.00	(0.15)	1.41	1.26
For the year ended December 31, 2013	$12.51	(0.17)	4.66	4.49
For the year ended December 31, 2012	$9.96	(0.02)	2.57	2.55

Class I
For the year ended December 31, 2016	$18.59	0.09	3.46	3.55
For the year ended December 31, 2015	$19.57	0.05	(0.91)	(0.86)
For the year ended December 31, 2014	$18.10	0.02	1.50	1.52
For the year ended December 31, 2013	$13.18	(0.02)	4.94	4.92
For the year ended December 31, 2012	$10.47	0.10	2.72	2.82

(A)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)

The Fund invests in short positions and incurs certain expenses and fees in connection therewith. If such expenses and fees had not occurred, the ratios of total expenses to average net assets for the period ended December 31, 2016, would have been 1.51% for Class A, 2.26% for Class C and 1.22% for Class I.

See accompanying Notes to Financial Statements.

120 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(C)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(D)(E)

—	—	—	$22.11	18.74%	$10,161	2.00%	0.19%	34%
(0.07)	—	(0.07)	$18.62	(4.67)%	$10,760	1.85%	0.02%	63%
—	—	—	$19.61	8.16%	$12,043	1.74%	(0.10)%	51%
—	—	—	$18.13	36.93%	$17,852	1.70%	(0.31)%	66%
(0.07)	—	(0.07)	$13.24	26.62%	$7,862	1.76%	0.49%	58%

—	—	—	$20.35	17.77%	$1,714	2.75%	(0.56)%	34%
—	—	—	$17.28	(5.37)%	$1,845	2.60%	(0.75)%	63%
—	—	—	$18.26	7.41%	$2,233	2.49%	(0.86)%	51%
—	—	—	$17.00	35.89%	$2,958	2.45%	(1.06)%	66%
—	—	—	$12.51	25.60%	$820	2.51%	(0.20)%	58%

—	—	—	$22.14	19.10%	$20,518	1.71%	0.50%	34%
(0.12)	—	(0.12)	$18.59	(4.40)%	$14,812	1.58%	0.24%	63%
(0.05)	—	(0.05)	$19.57	8.42%	$15,310	1.49%	0.12%	51%
—	—	—	$18.10	37.33%	$10,817	1.45%	(0.12)%	66%
(0.11)	—	(0.11)	$13.18	26.94%	$3,931	1.51%	0.85%	58%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(E)

In 2016, the Funds changed the methodology for calculating the portfolio turnover rate to better reflect short selling activity. The portfolio turnover rates in the prior years ended in 2015, 2014, 2013 and 2012 would have been 49%, 43%, 59% and 53%, respectively, using this same calculation methodology.

(F)	Amount is less than $0.005.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 121

Short Duration Total Return Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated

Short Duration Total Return Fund(A)	Net asset value, beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the period ended December 31, 2016	$10.00	0.09	0.03	0.12

Class I
For the period ended December 31, 2016	$10.00	0.10	0.03	0.13

Class Y
For the period ended December 31, 2016	$10.00	0.11	0.02	0.13

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced operations on July 5, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

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Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(C)(D)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(E)	Ratio of net investment income to average net assets(E)	Portfolio turnover rate(D)(F)

(0.08)	—	(0.08)	$10.04	1.19%	$222	0.83%	1.12%	19%

(0.10)	—	(0.10)	$10.03	1.26%	$14,707	0.53%	1.32%	19%

(0.10)	—	(0.10)	$10.03	1.29%	$182,527	0.44%	1.25%	19%

(D)	Not annualized.

(E)	Annualized.

(F)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 123

Core Bond Fund
Financial Highlights

Selected data for a share outstanding throughout the period indicated

Core Bond Fund(A)	Net asset value, beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the period ended December 31, 2016	$10.00	0.07	(0.28)	(0.21)

Class I
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)

Class Y
For the period ended December 31, 2016	$10.00	0.09	(0.30)	(0.21)

(A)	Inception date of the Fund is July 5, 2016. The Fund commenced operations on July 5 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

124 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(C)(D)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets(E)	Ratio of net investment income to average net assets(E)	Portfolio turnover rate(D)(F)

(0.09)	—	(0.09)	$9.70	(2.28)%	$2,183	0.78%	0.87%	8%

(0.09)	—	(0.09)	$9.70	(2.14)%	$8,033	0.49%	1.02%	8%

(0.09)	—	(0.09)	$9.70	(2.11)%	$29,468	0.39%	1.00%	8%

(D)	Not annualized.

(E)	Annualized.

(F)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 125

Corporate Credit Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Corporate Credit Fund	Net asset value, beginning of period	Net investment income(A)	Net realized and unrealized gains (losses) on investments		Total from investment operations
Class A
For the year ended December 31, 2016	$10.53	0.63	0.60		1.23
For the year ended December 31, 2015	$10.94	0.58	(0.44)		0.14
For the year ended December 31, 2014	$11.19	0.51	(0.28)		0.23
For the year ended December 31, 2013	$11.18	0.56	0.00	(D)	0.56
For the year ended December 31, 2012	$10.79	0.62	0.39		1.01

Class C
For the year ended December 31, 2016	$10.51	0.54	0.60		1.14
For the year ended December 31, 2015	$10.92	0.49	(0.43)		0.06
For the year ended December 31, 2014	$11.17	0.42	(0.27)		0.15
For the year ended December 31, 2013	$11.17	0.47	0.00	(D)	0.47
For the year ended December 31, 2012	$10.78	0.53	0.40		0.93

Class I
For the year ended December 31, 2016	$10.50	0.66	0.59		1.25
For the year ended December 31, 2015	$10.91	0.60	(0.43)		0.17
For the year ended December 31, 2014	$11.16	0.54	(0.27)		0.27
For the year ended December 31, 2013	$11.16	0.58	0.00	(D)	0.58
For the year ended December 31, 2012	$10.77	0.64	0.40		1.04

Class Y(E)
For the year ended December 31, 2016	$10.50	0.67	0.59		1.26
For the year ended December 31, 2015	$10.91	0.62	(0.44)		0.18
For the year ended December 31, 2014	$11.16	0.55	(0.27)		0.28
For the year ended December 31, 2013	$11.15	0.60	0.00	(D)	0.60
For the year ended December 31, 2012	$10.77	0.66	0.38		1.04

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

126 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(B)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(C)

(0.62)	(0.01)	(0.63)	$11.13	11.94%	$71,075	0.93%	5.72%	119%
(0.55)	—	(0.55)	$10.53	1.19%	$44,354	0.95%	5.24%	48%
(0.48)	—	(0.48)	$10.94	2.10%	$31,282	1.00%	4.52%	56%
(0.55)	—	(0.55)	$11.19	5.13%	$39,801	1.02%	5.00%	60%
(0.62)	—	(0.62)	$11.18	9.55%	$44,374	1.02%	5.57%	33%

(0.55)	(0.01)	(0.56)	$11.09	11.06%	$29,607	1.68%	4.98%	119%
(0.47)	—	(0.47)	$10.51	0.44%	$23,649	1.70%	4.47%	48%
(0.40)	—	(0.40)	$10.92	1.37%	$24,088	1.75%	3.80%	56%
(0.47)	—	(0.47)	$11.17	4.26%	$26,126	1.77%	4.25%	60%
(0.54)	—	(0.54)	$11.17	8.76%	$27,801	1.77%	4.81%	33%

(0.65)	(0.01)	(0.66)	$11.09	12.21%	$411,465	0.64%	6.00%	119%
(0.58)	—	(0.58)	$10.50	1.49%	$247,522	0.75%	5.51%	48%
(0.52)	—	(0.52)	$10.91	2.38%	$148,737	0.77%	4.82%	56%
(0.58)	—	(0.58)	$11.16	5.30%	$117,009	0.77%	5.24%	60%
(0.65)	—	(0.65)	$11.16	9.83%	$103,738	0.73%	5.81%	33%

(0.66)	(0.01)	(0.67)	$11.09	12.34%	$21,310	0.54%	6.33%	119%
(0.59)	—	(0.59)	$10.50	1.60%	$18,013	0.56%	5.62%	48%
(0.53)	—	(0.53)	$10.91	2.54%	$15,831	0.60%	4.96%	56%
(0.59)	—	(0.59)	$11.16	5.55%	$3,927	0.62%	5.35%	60%
(0.66)	—	(0.66)	$11.15	9.90%	$2,515	0.62%	5.95%	33%

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering on January 3, 2012.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 127

High Yield Fund
Financial Highlights

Selected data for a share outstanding throughout the periods indicated

High Yield Fund(A)	Net asset value, beginning of period	Net investment income(B)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Class A
For the year ended December 31, 2016	$10.14	0.70	0.71	1.41

Class I
For the year ended December 31, 2016	$10.14	0.73	0.71	1.44

Class Y
For the year ended December 31, 2016	$10.14	0.74	0.71	1.45

(A)	Inception date of the Fund is December 31, 2015. The Fund commenced operations on January 4, 2016.

(B)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(C)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

128 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(C)	Net assets, end of period (000’s)	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(D)

(0.66)	(0.24)	(0.90)	$10.65	14.29%	$185	0.99%	6.51%	123%

(0.69)	(0.24)	(0.93)	$10.65	14.62%	$23,989	0.70%	6.80%	123%

(0.70)	(0.24)	(0.94)	$10.65	14.73%	$7,752	0.60%	7.07%	123%

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 129

Diamond Hill Funds
Notes to Financial Statements
December 31, 2016

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”), Diamond Hill Short Duration Total Return Fund (“Short Duration Fund”), Diamond Hill Core Bond Fund (“Core Bond Fund”), Diamond Hill Corporate Credit Fund (“Corporate Credit Fund”), and Diamond Hill High Yield Fund (“High Yield Fund”) are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”).

In December 2015, the partners of the Diamond Hill High Yield Fund, L.P. (the “High Yield Partnership”) approved the conversion of the High Yield Partnership into the Diamond Hill High Yield Fund effective January 4, 2016. The Fund is a successor to the High Yield Partnership and has substantially the same investment objectives and strategies as did the High Yield Partnership. The Fund also has the same portfolio management team as the High Yield Partnership. The net assets contributed, resulting from these tax-free transactions were $10,143,032. In addition, limited partners of the High Yield Partnership were issued shares in the High Yield Fund based on the equivalent December 31, 2015 NAV per share in the High Yield Partnership. A total of 1,000,000 shares were issued at a NAV per share of $10.14.

The Short Duration Fund and the Core Bond Fund commenced operations on July 5, 2016. The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company and thus follows accounting and reporting guidance for investment companies. Each Fund is a diversified series of the Trust.

Effective June 12, 2015, the Long-Short Fund closed to most new investors. Effective December 31, 2015, the Small Cap Fund closed to most new investors. Effective April 30, 2016, the Small-Mid Cap Fund closed to most new investors.

With the exception of the Mid Cap Fund, Financial Long-Short Fund, Short Duration Fund, Core Bond Fund and the High Yield Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Mid Cap Fund, Short Duration Fund, Core Bond Fund and the High Yield Fund offer three classes of shares: Class A, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. With the exception of the Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund, Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price. The Short Duration Fund has a maximum sales charge on purchases of 2.25% and the Core Bond Fund, Corporate Credit Fund and High Yield Fund have a maximum sales charge on purchases of 3.50% as a percentage of the original purchase price. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within one year of the purchase date.

130 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

Significant Accounting Policies

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other open-end investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, if amortized cost is determined to approximate fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a price becomes stale, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee, established and appointed by the Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Trust's Board of Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy. As of December 31, 2016, three international securities held in the Research Opportunities Fund were fair valued using this systematic valuation model. These securities had a total fair value of $1,036,540, representing 2.0% of net assets of the Fund.

As of December 31, 2016, Small Cap Fund and Corporate Credit Fund had approximately 0.9% and 0.2%, respectively, of their net assets valued using estimates provided by the Fair Value Committee.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1and 2 as of December 31, 2016 based on input levels assigned at December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$1,514,401,076	$—	$16,040,857	$1,530,441,933
Registered Investment Companies	369,051,724	—	—	369,051,724
Total	$1,883,452,800	$—	$16,040,857	$1,899,493,657
Small-Mid Cap Fund
Common Stocks*	$2,098,111,425	$—	$—	$2,098,111,425
Registered Investment Companies	434,501,565	—	—	434,501,565
Total	$2,532,612,990	$—	$—	$2,532,612,990
Mid Cap Fund
Common Stocks*	$52,861,046	$—	$—	$52,861,046
Registered Investment Companies	18,982,327	—	—	18,982,327
Total	$71,843,373	$—	$—	$71,843,373
Large Cap Fund
Common Stocks*	$4,045,697,007	$—	$—	$4,045,697,007
Registered Investment Companies	660,587,294	—	—	660,587,294
Total	$4,706,284,301	$—	$—	$4,706,284,301
Select Fund
Common Stocks*	$129,777,738	$—	$—	$129,777,738
Registered Investment Companies	17,604,480	—	—	17,604,480
Total	$147,382,218	$—	$—	$147,382,218
Long-Short Fund
Common Stocks*	$3,672,331,347	$—	$—	$3,672,331,347
Registered Investment Companies	1,033,953,458	—	—	1,033,953,458
Total	$4,706,284,805	$—	$—	$4,706,284,805
Research Opportunities Fund
Common Stocks*	$51,664,167	$1,036,540	$—	$52,700,707
Corporate Bonds*	—	1,496,219	—	1,496,219
Registered Investment Companies	12,465,556	—	—	12,465,556
Total	$64,129,723	$2,532,759	$—	$66,662,482
Financial Long-Short Fund
Common Stocks*	$30,928,402	$—	$—	$30,928,402
Registered Investment Companies	9,164,281	—	—	9,164,281
Total	$40,092,683	$—	$—	$40,092,683

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Duration Total Return Fund
U.S. Government Obligations	$—	$3,600,021	$—	$3,600,021
Mortgage-Backed Securities*	—	26,267,401	—	26,267,401
Asset-Backed Securities*	—	129,622,745	—	129,622,745
Corporate Bonds*	—	31,634,133	—	31,634,133
Registered Investment Companies	7,972,166	—	—	7,972,166
Total	$7,972,166	$191,124,300	$—	$199,096,466
Core Bond Fund
U.S. Government Obligations	$—	$7,098,279	$—	$7,098,279
Mortgage-Backed Securities*	—	12,049,949	—	12,049,949
Asset-Backed Securities*	—	10,282,228	—	10,282,228
Corporate Bonds*	—	8,089,557	—	8,089,557
Registered Investment Companies	3,050,543	—	—	3,050,543
Total	$3,050,543	$37,520,013	$—	$40,570,556
Corporate Credit Fund
Collateralized Debt Obligations*	$—	$983,270	$—	$983,270
Corporate Bonds*	—	480,389,522	—	480,389,522
Registered Investment Companies	87,571,405	—	—	87,571,405
Total	$87,571,405	$481,372,792	$—	$568,944,197
High Yield Fund
Corporate Bonds*	$—	$29,773,291	$—	$29,773,291
Registered Investment Companies	5,513,624	—	—	5,513,624
Total	$5,513,624	$29,773,291	$—	$35,286,915

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	$(1,280,794,477)	$—	$—	$(1,280,794,477)
Registered Investment Companies	(15,289,321)	—	—	(15,289,321)
Total	$(1,296,083,798)	$—	$—	$(1,296,083,798)
Research Opportunities Fund
Common Stocks*	$(13,899,779)	$—	$—	$(13,899,779)
Financial Long-Short Fund
Common Stocks*	$(5,812,602)	$—	$—	$(5,812,602)

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

The following table presents the Small Cap Fund's assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2016.

Common Stocks
Value, December 31, 2015	$—
Purchases	—
Transfers in from Level 1	11,473,911
Unrealized gains	4,566,946
Value, December 31, 2016	$16,040,857

The following table summarizes the valuation techniques used and unobservable inputs used to determine the fair value of Small Cap’s Level 3 common stocks as of December 31, 2016:

	Fair Value	Valuation Technique	Unobservable Input	Range	Impact to Valuation From a Decrease in Input
Common Stocks	$ 16,040,857	Calculation of net asset value of the liquidating trust	Value of assets and liabilities in liquidating trust	$8.42 to $7.92 per share	Decrease in Valuation
		Application of discount rate	Discount rate for lack of marketability	15%-10%	Increase in Valuation

This security is presently part of a liquidating trust. The Fair Value Committee’s valuation method for this security is based on calculating a share price based on the net asset value by reviewing the latest available public information on assets and liabilities held in the liquidating trust. Once the net asset value is calculated, the Fair Value Committee applies an appropriate market discount rate used to calculate the net present value of the expected cash flows that will potentially be received by the Fund.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Corporate Credit Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security that the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by the custodian and is used as collateral. It is included as “Cash deposits with custodian for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Custodian” on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Funds’ investment advisor, Diamond Hill Capital Management, Inc. (“DHCM”), to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with State Street Bank and Trust Company (“State Street”), State Street is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the funds each retain a portion of their respective net securities lending income and pay state street the remaining portion.

As of December 31, 2016, the fair value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$ 101,788,255	$ 104,624,933
Small-Mid Cap Fund	217,666,218	223,532,006
Mid Cap Fund	11,864,777	12,182,595
Large Cap Fund	598,489,910	613,116,763
Select Fund	8,195,939	8,403,756
Long-Short Fund	321,378,377	330,030,612
Research Opportunities Fund	10,133,685	10,424,254
Financial Long-Short Fund	7,925,305	8,086,604
Short Duration Total Return Fund	1,939,485	1,989,313
Core Bond Fund	952,114	975,148
Corporate Credit Fund	36,726,601	38,361,670
High Yield Fund	3,235,163	3,377,000

Security transactions — Throughout the reporting period, investment transactions are generally recorded on trade date but no later than the first business day following trade date. For financial reporting purposes, investments are recorded on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate

136 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2013 through 2016) and have concluded that no provision for income tax is required in these financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for Short Duration Fund, Core Bond Fund, Corporate Credit Fund and High Yield Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Foreign securities risk — Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be higher when investing in emerging markets. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Investment Transactions

For the year ended December 31, 2016, purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$258,067,300	$214,293,198
Small-Mid Cap Fund	915,418,772	285,263,568
Mid Cap Fund	35,580,009	5,376,260
Large Cap Fund	981,274,279	835,166,179
Select Fund	98,715,833	125,919,535
Long-Short Fund	2,186,505,396	2,850,325,154
Research Opportunities Fund	44,282,489	54,556,391
Financial Long-Short Fund	10,814,945	13,712,789
Short Duration Total Return Fund	200,704,060	23,561,228
Core Bond Fund	40,071,550	2,273,051
Corporate Credit Fund	667,124,030	463,773,453
High Yield Fund*	45,335,967	27,024,490

*	The purchases of $45,335,967 for the High Yield Fund do not include the securities transferred from the High Yield Partnership.

138 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Funds paid the following commissions during the year ended December 31, 2016:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$288,934	0.02%
Small-Mid Cap Fund	551,844	0.02%
Mid Cap Fund	14,918	0.03%
Large Cap Fund	855,943	0.02%
Select Fund	91,670	0.07%
Long-Short Fund	2,108,888	0.05%
Research Opportunities Fund	44,844	0.09%
Financial Long-Short Fund	8,573	0.03%

Investment Advisory Fees and Other Transactions with Affiliates

As of December 31, 2016, the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund, Short Duration Total Return, Core Bond Fund, Corporate Credit Fund and High Yield Fund receive investment management and advisory services from DHCM under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.65%, 0.50%, 0.70%, 0.90%, 1.00%, 1.00%, 0.35%, 0.30%, 0.45% and 0.50%, respectively, of the Fund’s average daily net assets. The management agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM is paid a fee at an annual rate of 0.24% for Class A Shares and Class C Shares, 0.19% for Class I Shares and 0.09% for Class Y shares of each class’ average daily net assets. Prior to August 1, 2016, the fees paid by Class I shares and Class Y shares under the administrative services agreement were 0.20% and 0.10%, respectively, of each class’ average daily net assets. Prior to March 1, 2016 the fees paid by Class I shares under the administrative services agreement were 0.21% of average daily net assets. These administrative fees are used to pay most of the Funds’ operating expenses except advisory fees, distribution fees, custody fees, brokerage fees, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan on behalf of each Fund’s Class A and Class C Shares (the “Plan”). Under the Plan, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay distribution and shareholder-servicing fees at an annual rate of 0.75% and 0.25%, respectively, of Class C’s average daily net assets. Class I and Class Y shares are not subject to any distribution or

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 139

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

shareholder-servicing fees. The Trust has entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, LLC (“Distributor”). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

During the year ended December 31, 2016, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$9,530
Small-Mid Cap Fund	18,204
Mid Cap Fund	4,711
Large Cap Fund	27,351
Select Fund	1,458
Long-Short Fund	7,317
Research Opportunities Fund	1,382
Financial Long-Short Fund	662
Corporate Credit Fund	6,109

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds during the year ended December 31, 2016 as follows:

Small Cap Fund	$1,363
Small-Mid Cap Fund	2,058
Large Cap Fund	2,014
Select Fund	875
Long-Short Fund	4,403
Research Opportunities Fund	546
Corporate Credit Fund	141

The Funds may invest in one or more Diamond Hill Funds. The Fund's advisor has contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Funds. This waiver is in effect through March 1, 2018, at which time the advsior will determine whether to renew or revise it. During the year ended December 31, 2016, the Funds reduced investment advisory fees as follows:

Small Cap Fund	$68,822
Small-Mid Cap Fund	46,689
Mid Cap Fund	1,047
Select Fund	3,340
Long-Short Fund	63,495
Corporate Credit Fund	23,824

140 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

The Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Select Fund, Long-Short Fund and Corporate Credit Fund each own Class Y shares of the Short Duration Total Return Fund, thereby making the Short Duration Total Return Fund an affiliated company as defined by the 1940 Act.

Information regarding the Funds’ holdings in the Short Duration Total Return Fund during the year ended December 31, 2016 is as follows:

Affiliated Fund	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Select Fund	Long-Short Fund	Corporate Credit Fund
Short Duration Total Return Fund
Value, December 31, 2015	$—	$—	$—	$—	$—	$—
Purchases	62,454,650	40,567,703	807,697	2,725,544	60,504,145	15,651,017
Change in Unrealized Appreciation/(Depreciation)	(284,935)	(178,622)	(3,001)	(10,993)	(233,411)	(6,899)
Value, December 31, 2016	$62,169,715	$40,389,081	$804,696	$2,714,551	$60,270,734	$15,644,118

During the year ended December 31, 2016, the Research Opportunities Fund sold a security to the Corporate Credit Fund and proceeds total $327,508. The Research Opportunities Fund realized a gain of $72,829 due to the sale of this security. This transaction, which was effected at the then current market price as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act.

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Each Trustee receives an annual retainer of $50,000 and in person meeting fee of $7,000 from DHCM. The Independent Chairperson of the Board also receives and additional $2,000 for each in person meeting. The Audit and Nominating Committee Chairpersons receive an additional $1,000 per Committee meeting. Collectively, the Independent Trustees were paid $323,000 in fees during the year ended December 31, 2016. In addition, DHCM reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from GAAP. The tax character of distributions paid to shareholders may differ from the character of distributions shown on the Statements of Changes in Net Assets, as certain items such as short-term capital gains are treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Distributions paid from:
Ordinary income	$3,063,459	$7,165,001	$220,262	$56,077,970
Long-term capital gains	43,888,223	37,788,535	266,522	196,102,312
Total distributions	$46,951,682	$44,953,536	$486,784	$252,180,282

	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Distributions paid from:
Ordinary income	$666,708	$—	$—	$—
Long-term capital gains	1,206,738	145,311,014	379,125	—
Total distributions	$1,873,446	$145,311,014	$379,125	$—

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Distributions paid from:
Ordinary income	$1,680,145	$301,732	$25,784,290	$2,284,238
Long-term capital gains	—	—	—	—
Total distributions	$1,680,145	$301,732	$25,784,290	$2,284,238

The following information is computed on a tax basis for each item as of December 31, 2016:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Net unrealized appreciation (depreciation) on portfolio investments	$456,647,035	$339,942,464	$6,746,388	$904,821,505
Undistributed ordinary income	859,916	170,314	1,904	6,181,922
Undistributed capital gains	—	6,670,701	133,174	18,139,898
Post October capital losses	(22,883,812)	—	—	—
Accumulated capital and other losses	—	—	—	—
Accumulated earnings	$434,623,139	$346,783,479	$6,881,466	$929,143,325

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Net unrealized appreciation (depreciation) on portfolio investments	$18,247,612	$730,333,991	$2,202,153	$3,195,104
Undistributed ordinary income	155,962	—	—	101,565
Undistributed capital gains	—	41,650,031	428,727	—
Post October capital losses	—	—	—	—
Accumulated capital and other losses	(12,428,881)	—	—	(2,903,628)
Accumulated earnings	$5,974,693	$771,984,022	$2,630,880	$393,041

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Net unrealized appreciation (depreciation) on portfolio investments	$(580,938)	$(1,112,006)	$(4,001,780)	$366,331
Undistributed ordinary income	38,511	4,784	477,546	31,520
Undistributed capital gains	—	—	—	—
Post October capital losses	—	—	(615,858)	—
Accumulated capital and other losses	(111,574)	(31,459)	(387,388)	—
Accumulated earnings (deficit)	$(654,001)	$(1,138,681)	$(4,527,480)	$397,851

Post October capital losses listed above incurred after October 31, 2016 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year.

As of December 31, 2016, the Funds’ federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments were as follows:

	Small Cap Fund	Small-Mid Cap Fund	Mid Cap Fund	Large Cap Fund
Tax cost of portfolio investments	$1,442,846,622	$2,192,670,526	$65,096,986	$3,801,462,796
Gross unrealized appreciation	505,290,884	392,061,044	7,722,570	1,000,139,504
Gross unrealized depreciation	(48,643,849)	(52,118,580)	(976,182)	(95,317,999)
Net unrealized appreciation (depreciation) on portfolio investments	$456,647,035	$339,942,464	$6,746,388	$904,821,505

	Select Fund	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund
Tax cost of portfolio investments	$129,134,606	$2,679,867,016	$50,559,022	$31,084,977
Gross unrealized appreciation	21,320,200	948,693,082	9,537,444	5,772,980
Gross unrealized depreciation	(3,072,588)	(218,359,091)	(7,335,291)	(2,577,876)
Net unrealized appreciation (depreciation) on portfolio investments	$18,247,612	$730,333,991	$2,202,153	$3,195,104

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

	Short Duration Total Return Fund	Core Bond Fund	Corporate Credit Fund	High Yield Fund
Tax cost of portfolio investments	$199,677,404	$41,682,562	$572,945,977	$34,920,584
Gross unrealized appreciation	613,895	85,466	4,557,531	764,127
Gross unrealized depreciation	(1,194,833)	(1,197,472)	(8,559,311)	(397,796)
Net unrealized appreciation (depreciation) on portfolio investments	$(580,938)	$(1,112,006)	$(4,001,780)	$366,331

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the latest tax year ended December 31, 2016, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expire.

CLCFs subject to expiration:

	Financial Long-Short Fund	Corporate Credit Fund
Expires December 31, 2017 - short-term	$2,903,628	$387,388

CLCFs not subject to expiration:

	Select Fund	Short Duration Total Return Fund	Core Bond Fund
No expiration - short-term	$9,795,856	$111,574	$31,459
No expiration - long-term	2,633,025	—	—
	$12,428,881	$111,574	$31,459

As of the latest tax year ended December 31,2016, the Financial Long-Short Fund and Corporate Credit Fund utilized $2,839,230 and $10,418,616, respectively, of CLCFs.

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Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2016

Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of net investment losses, distributions in excess of net investment income, utilization of earnings and profits on shareholder redemptions, investments in REITS and publicly traded partnerships. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$4,791,504	$4,337,654	$(9,129,158)
Small-Mid Cap Fund	2,353,898	(11,085)	(2,342,813)
Mid Cap Fund	18,520	(318)	(18,202)
Large Cap Fund	30,441,449	1,329,059	(31,770,508)
Select Fund	—	538	(538)
Long-Short Fund	18,269,208	6,432,944	(24,702,152)
Research Opportunities Fund	(424,324)	426,360	(2,036)
Financial Long-Short Fund	(166,478)	166,480	(2)
Short Duration Total Return Fund	—	152,330	(152,330)
Core Bond Fund	—	29,369	(29,369)
Corporate Credit Fund	—	(240,737)	240,737
High Yield Fund	—	4,427	(4,427)

New Accounting Pronouncement

Accounting Standards Update 2014-15, Presentation of Financial Statements — Going Concern, which was codified as Accounting Standards Codification (ASC) 205-40, requires management to evaluate an entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. Management must perform a going concern evaluation for annual periods ending after December 15, 2016, and for interim periods within annual periods beginning after that date. Management has evaluated current conditions and events on behalf of the Trust and has concluded that the Funds have the ability to continue as a going concern within one year of the date that these financial statements are issued.

Subsequent Events

The Funds evaluated events from December 31, 2016 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements, other than disclosed below:

Effective January 1, 2017, DHCM reduced its management fee for the Mid Cap Fund from an annual rate of 0.65% to 0.60% of the Mid Cap Fund’s average daily net assets; reduced its management fee for the Research Opportunities Fund from an annual rate of 1.00% to 0.95% of the Research Opportunities Fund’s average daily net assets; and reduced its management fee for the Financial Long-Short Fund from 1.00% to 0.95% of the Financial Long-Short Fund’s average daily net assets.

Effective February 28, 2017, the Diamond Hill Select Fund’s name will change to the Diamond Hill All Cap Select Fund.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 145

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of Diamond Hill Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diamond Hill Funds (comprising, respectively, the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, Diamond Hill Corporate Credit Fund (formerly, Diamond Hill Strategic Income Fund), Diamond Hill High Yield Fund, Diamond Hill Short Duration Total Return Fund, and Diamond Hill Core Bond Fund) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian or by other appropriate auditing procedures where replies from the custodian were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Diamond Hill Funds at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 22, 2017

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Diamond Hill Funds
Other Items
December 31, 2016 (Unaudited)

Proxy Voting

The investment advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2016 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	100.00%
Mid Cap Fund	100.00%
Large Cap Fund	100.00%
Select Fund	100.00%
Short Duration Total Return Fund	0.00%
Core Bond Fund	0.00%
Corporate Credit Fund	0.00%
High Yield Fund	0.00%

Qualified Dividend Income

The Funds have designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2016.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 147

Diamond Hill Funds
Other Items
December 31, 2016 (Unaudited) (Continued)

Capital Gain Distribution

For the year ended December 31, 2016, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$48,706,716
Small-Mid Cap Fund	40,152,026
Mid Cap Fund	284,724
Large Cap Fund	226,543,761
Select Fund	1,206,738
Long-Short Fund	170,013,068
Research Opportunities Fund	379,125

Trustee Approval of Investment Advisory Agreement

The Trustees of Diamond Hill Funds considered a broad range of information specifically requested and relating to its consideration of the approval of the investment advisory agreement for the Diamond Hill Short Duration Total Return Fund and the Diamond Hill Core Bond Fund (together, the “New Funds”) at a regularly scheduled meeting on May 26, 2016 and the continuance of the Amended and Restated Investment Management Agreement (“Management Agreement”) for each series of the Trust at regularly scheduled meetings on July 20, 2016 and August 18, 2016. By a unanimous vote, the Trustees approved the Management Agreement between the Trust and DHCM on behalf of the New Funds on May 16, 2016 and the Management Agreement on behalf of each of the other series of the Trust (each separately, an “Existing Fund” and with the New Funds, the “Funds”) on August 18, 2016.

The Trustees discussed the following factors, in connection with the Trust’s Management Agreement:

a)

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by DHCM under the Management Agreement, including a review of the services provided thereunder, the fee rates, fees paid, and expenses assumed. With respect to the New Funds, the Trustees considered the proposed management fees for the New Funds, and the expenses that will be assumed in relation to their respective Morningstar categories. They also considered DHCM’s overall reputation, integrity and mission to serve its clients through a disciplined intrinsic-value-based approach to investment that aligns DHCM’s interests with those of its clients. The Trustees noted the qualifications of the investment staff and other key personnel of DHCM and that DHCM continues to invest significant resources in human capital and attract and retain top talent. The Trustees also reviewed DHCM’s succession plan for key investment and management staff. In addition, the Trustees reviewed information related to the compensation structure for portfolio managers and other key investment personnel.

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Diamond Hill Funds
Other Items
December 31, 2016 (Unaudited) (Continued)

In evaluating the performance of each Existing Fund, the Trustees reviewed each Fund’s absolute performance, performance relative to its passive benchmark, and performance relative to its peer group and Morningstar category ranking as of June 30, 2016. A representative of DHCM reviewed the recent underperformance of certain Existing Funds, noting that security selection, especially exposure to a particular security held by multiple Funds, and sector exposure were the primary reasons for the underperformance.

In evaluating the potential performance of each New Fund, the Trustees reviewed the investment results for another fund with a similar investment strategy that had been managed by an investment team that included the portfolio managers for the New Fund. The Trustees also determined that because the New Funds have not commenced operations, the Trustees would review performance over time.

b)

Reasonableness of Investment Advisory Fees. The Trustees noted that the contractual fee rates under the Management Agreement were below both the average and median rates of each Fund’s Morningstar category. A representative of DHCM indicated that the contractual fee for the Core Bond Fund and the Short Duration Total Return Fund, as approved at the May 26, 2016 meeting, were in the lowest quartile and slightly above the median for their Morningstar categories, respectively. DHCM further indicated that after discussions with the Trustees, and further evaluation of the competitive marketplace, it was recommending a reduction in the management fee for the Short Duration Total Return Fund, which would bring the contractual fee below the median of the Morningstar category. The Board approved the fee reduction.

c)

Reasonableness of Total Expenses. The Trustees noted that the total expenses of 95% of the share classes of the Funds were below the median total expenses of comparable funds within each Fund’s respective Morningstar category, with 54% being in the first quartile and two shares classes around the 50th percentile.

d)

Reasonableness of Investment Advisory Fees as Compared to Fees Charged to Other Clients. The Trustees reviewed the fees paid by each of DHCM’s other clients, as well as a summary of the differences in services provided and how these differences affect fees, including the difference between acting as an adviser versus a sub-adviser. With limited exceptions, investment advisory fees charged by DHCM to the Existing Funds were comparable to the investment advisory fees DHCM charges to its other similarly managed accounts (i.e., private partnerships and separately managed accounts). DHCM does not manage other accounts with investment objectives similar to those of the New Funds.

e)

Profitability. The Trustees considered the profitability of DHCM’s future relationship with the New Funds. DHCM discussed the level of assets the New Funds would need to reach before becoming profitable. As such, DHCM represented that the New Funds will likely not generate a profit until a performance track-record has been established and asset growth begins to increase in line with expectations. After discussion, the Trustees determined that they would evaluate DHCM’s profitability in connection the New Funds at the next annual renewal of the Management Agreement, and concluded that the time frame to achieve profitability was

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 149

Diamond Hill Funds
Other Items
December 31, 2016 (Unaudited) (Continued)

reasonable. With respect to the Existing Funds, the Trustees considered the reasonableness of each Existing Fund’s profitability to DHCM and DHCM’s methodology for calculating its profitability. The Trustees concluded that DHCM’s pre-tax profit margin under the Management Agreement represented a fair and entrepreneurial profit for managing the Funds, but the Trustees expressed some concerns about the recent short-term underperformance of a couple of the Existing Funds. The Trustees noted that DHCM is also the administrator to the Funds (under the Administration Agreement”) and the Trustees reviewed a separate profitability analysis relating to the administrative services provided to the Funds. The Trustees concluded that the administration margin and pro-forma administration margin under the Administration Agreement represented a fair and entrepreneurial profit for managing the Funds.

f)

Economies of Scale. The Trustees reviewed the potential extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. They noted that while many advisory firms reduce fees as assets under management increase with predetermined break points, DHCM has adopted a different strategy. The Trustees considered that rather than instituting break points, DHCM has targeted its advisory fees to correspond to its mission to add value, meaning that rather than charging a lower fee on assets above a certain level, DHCM prefers to close a strategy to new investors so that it can efficiently manage the Fund’s assets and attempt to fulfill its responsibility to add value to existing investors. The Trustees noted that three of the Funds are currently closed to most new investors. The Trustees also noted that DHCM has a history of voluntarily reducing its fees under the Administration Agreement when asset growth allows for the sharing of economies of scale, with the most recent reduction taking place on August 1, 2016.

g)

Ancillary Benefits. The Trustees considered ancillary benefits received by DHCM as a result of its relationship with the Funds, including the ability to negotiate favorable commissions rates and have access to research that benefits all of DHCM’s clients, the ability to serve as sub-adviser to other mutual funds, and the ability to launch an exchange-traded fund. The Trustees noted that DHCM is the administrator to the Funds (under the Administration Agreement) and is expected to earn fees from the Funds for providing administrative services. The fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered revenue and expenses of the Administrator for providing financing arrangements related to the payment of commissions to financial intermediaries for the sale of Class C Shares of the Funds.

In their deliberations, there was a comprehensive consideration of each of the factors above in connection with each Fund, and the Trustees, all of whom qualify as Independent Trustees under the 1940 Act, concluded the compensation to be received by DHCM from each Fund was fair and reasonable and the continuance of the Management Agreement was in the best interests of each Fund and its shareholders.

150 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as sales charges and fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2016 and held for the entire period from July 1, 2016 through December 31, 2016.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,114.70	1,018.69	6.82	6.51	1.28%
Class C	1,000.00	1,000.00	1,110.30	1,014.92	10.78	10.29	2.03%
Class I	1,000.00	1,000.00	1,116.30	1,020.19	5.23	5.00	0.98%
Class Y	1,000.00	1,000.00	1,117.10	1,020.69	4.70	4.49	0.88%
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,120.60	1,018.93	6.58	6.26	1.23%
Class C	1,000.00	1,000.00	1,116.80	1,015.16	10.56	10.05	1.98%
Class I	1,000.00	1,000.00	1,123.30	1,020.43	5.00	4.75	0.94%
Class Y	1,000.00	1,000.00	1,123.30	1,020.93	4.46	4.25	0.84%

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 151

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Mid Cap Fund
Class A	1,000.00	1,000.00	1,123.20	1,019.44	6.04	5.75	1.13%
Class I	1,000.00	1,000.00	1,124.90	1,020.94	4.45	4.24	0.83%
Class Y	1,000.00	1,000.00	1,124.80	1,021.44	3.92	3.73	0.73%
Large Cap Fund
Class A	1,000.00	1,000.00	1,119.10	1,020.16	5.27	5.03	0.99%
Class C	1,000.00	1,000.00	1,115.00	1,016.39	9.25	8.81	1.74%
Class I	1,000.00	1,000.00	1,120.90	1,021.66	3.69	3.51	0.69%
Class Y	1,000.00	1,000.00	1,121.40	1,022.17	3.15	3.00	0.59%
Select Fund
Class A	1,000.00	1,000.00	1,174.50	1,019.17	6.48	6.02	1.19%
Class C	1,000.00	1,000.00	1,168.90	1,015.41	10.55	9.80	1.94%
Class I	1,000.00	1,000.00	1,175.90	1,020.68	4.85	4.50	0.89%
Class Y	1,000.00	1,000.00	1,175.90	1,021.18	4.30	4.00	0.79%
Long-Short Fund
Class A	1,000.00	1,000.00	1,117.50	1,014.55	11.20	10.66	2.11%
Class C	1,000.00	1,000.00	1,113.80	1,010.78	15.17	14.43	2.86%
Class I	1,000.00	1,000.00	1,119.10	1,016.05	9.62	9.15	1.81%
Class Y	1,000.00	1,000.00	1,119.60	1,016.56	9.09	8.65	1.71%
Research Opportunities Fund
Class A	1,000.00	1,000.00	1,112.20	1,015.08	10.62	10.13	2.00%
Class C	1,000.00	1,000.00	1,107.90	1,011.31	14.57	13.90	2.75%
Class I	1,000.00	1,000.00	1,113.50	1,016.59	9.03	8.62	1.70%
Class Y	1,000.00	1,000.00	1,114.60	1,017.10	8.50	8.11	1.60%
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,303.70	1,014.64	12.09	10.57	2.09%
Class C	1,000.00	1,000.00	1,297.80	1,010.87	16.39	14.34	2.84%
Class I	1,000.00	1,000.00	1,305.40	1,016.14	10.37	9.07	1.79%
Short Duration Total Return Fund **
Class A	1,000.00	1,000.00	1,011.90	1,020.96	4.11	4.23	0.83%
Class I	1,000.00	1,000.00	1,012.60	1,022.46	2.64	2.71	0.53%
Class Y	1,000.00	1,000.00	1,012.90	1,022.94	2.16	2.22	0.44%
Core Bond Fund **
Class A	1,000.00	1,000.00	977.20	1,021.22	3.79	3.96	0.78%
Class I	1,000.00	1,000.00	978.60	1,022.69	2.36	2.47	0.49%
Class Y	1,000.00	1,000.00	970.60	1,023.18	1.89	1.98	0.39%
Corporate Credit Fund
Class A	1,000.00	1,000.00	1,052.90	1,020.47	4.79	4.72	0.93%
Class C	1,000.00	1,000.00	1,049.00	1,016.70	8.65	8.51	1.68%
Class I	1,000.00	1,000.00	1,053.80	1,021.97	3.26	3.21	0.63%
Class Y	1,000.00	1,000.00	1,055.50	1,022.47	2.74	2.70	0.53%

152 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) (Continued)

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
High Yield Fund
Class A	1,000.00	1,000.00	1,069.50	1,020.17	5.14	5.02	0.99%
Class I	1,000.00	1,000.00	1,071.00	1,021.67	3.59	3.51	0.69%
Class Y	1,000.00	1,000.00	1,071.60	1,022.17	3.08	3.00	0.59%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

**

Actual expenses for Short Duration Total Return Fund and Core Bond Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 180/366 (to reflect the period since inception).

You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 153

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tamara L. Fagely Year of Birth: 1958	Trustee	Since November 2014	Retired, January 2014 to present; Chief Operations Officer, Hartford Funds, 2012 to 2013; Chief Financial Officer, Hartford Funds, 2010 to 2012; Treasurer, Hartford Funds, 2001 to 2012.	12	None
Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day, January 2009 to present.	12	None
D’Ray Moore Rice Year of Birth: 1959	Chairman Trustee	Since February 2014 Since August 2007	Retired, Community Volunteer, November 2001 to present. Independent Trustee of Advisors Investment Trust, July 2011 to present.	12	Advisors Investment Trust, July 2011 to present
Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Retired 2012 to present.	12	None

PRINCIPAL OFFICERS:

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least The Last 5 Years
Thomas E. Line Year of Birth: 1967	Chief Executive Officer	Since November 2014

Chief Financial Officer and Treasurer of Diamond Hill Investment Group, Inc., from January 2015 to present. Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to January 2015; Chief Operating Officer of Lancaster Pollard & Company, January 2012 to April 2014; Managing Director and Chief Financial Officer of Red Capital Group, October 2005 to January 2012.

154 DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM

Diamond Hill Funds

Name/Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) At Least The Last 5 Years
Gary R. Young Year of Birth: 1969	President	Since November 2014

Secretary of the Trust, May 2004 to November 2014; Chief Administrative Officer of the Trust, October 2010 to November 2014; Managing Director — Administration of Diamond Hill Capital Management, Inc., January 2015 to present; Chief Compliance Officer of Diamond Hill Capital Management Inc., October 2010 to present; Controller of Diamond Hill Investment Group, Inc., April 2004 to March 2015.

Karen R. Colvin Year of Birth: 1966	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present.
Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Fund Principal Financial Officer, Foreside Financial Group LLC, 2008 to present.
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer	Since May 2014	Director, Foreside Financial Group LLC, September 2011 to present.
Dana A. Gentile Year of Birth: 1962	Assistant Secretary	Since May 2013	Managing Director, Fund Governance Services, Foreside Financial Group LLC, 2013 to present; Senior Vice President, Citi Fund Services Ohio, Inc., 1987 to 2013.
Danielle A. Kulp Year of Birth: 1981	Assistant Secretary	Since February 2017

Director, Foreside Financial Group LLC, December 2016 to present; Consultant, Lincoln Financial Group, September 2013 to November 2016; Corporate Secretary, SEI Investments, December 2012 to September 2013; Senior Specialist, BNY Mellon, December 2010 to December 2012.

Troy A. Sheets Year of Birth: 1971	Assistant Treasurer	Since October 2010	Director, Foreside Financial Group LLC, 2009 to present.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal or retirement. Trustees have a 15-year term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal or retirement.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

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DIAMOND HILL FUNDS | ANNUAL REPORT | DECEMBER 31, 2016 | DIAMOND-HILL.COM 157

INVESTMENT ADVISER: DIAMOND HILL CAPITAL MANAGEMENT, INC.

DISTRIBUTOR: BHIL DISTRIBUTORS, INC. (MEMBER FINRA)

DIAMOND-HILL.COM | 855.255.8955 | 325 JOHN H. MCCONNELL BLVD | SUITE 200 | COLUMBUS, OHIO | 43215

DH-AR123116

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. Tamara L. Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $217,500 and $147,900 in fiscal 2016 and 2015, respectively. 2016 and 2015 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2016 and 2015.

(c) Tax Fees. Fees for tax compliance services totaled $65,600 and $47,700 in fiscal 2016 and 2015, respectively.

(d) All Other Fees. There were no other fees in fiscal 2016 and 2015.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) 0.0% in fiscal 2016 and 2015.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $88,700 and $70,100 in 2016 and 2015, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Diamond Hill Funds

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer

Date February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas E. Line
Thomas E. Line, Chief Executive Officer
Date February 23, 2017
By (Signature and Title)	/s/ Trent M. Statczar
Trent M. Statczar, Principal Financial Officer

Date February 23, 2017